As filed with the Securities and Exchange Commission on April 21, 2004


                                           1933 Act Registration No.: 333-91182
                                           1940 Act Registration No.: 811-09763
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]

                        POST-EFFECTIVE AMENDMENT NO. 5               [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                             AMENDMENT NO. 32    [X]

                LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES
                           (Exact Name of Registrant)

                           Lincoln ChoicePlus II Bonus
                      Lincoln ChoicePlus Assurance (Bonus)


                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                        100 Madison Street, Suite 1860
                           Syracuse, New York 13202
             (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including Area Code:  (315) 428-8400

                            Robert O. Sheppard, Esq.
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street Suite 1860
                           Syracuse, New York 13202
                  (Name and Address of Agent for Service)

                                   Copy to:


                             Mary Jo Ardington, Esq.
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                              Post Office Box 110
                              Fort Wayne, IN 46801


            Approximate Date Of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:
[_] immediately upon filing Pursuant to Paragraph (b) of Rule 485
[X] on May 1, 2004 Pursuant to Paragraph (b) of Rule 485
[_] 60 days after filing Pursuant to Paragraph (a)(1) of Rule 485
[_] on _________, ____ Pursuant to Paragraph (a)(1) of Rule 485


     Title of Securities: Interests in a separate account under individual flexible payment deferred variable annuity contracts.

Lincoln ChoicePlus II Bonus
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts
Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnRetirement.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-888-868-2583
This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York. It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.
The minimum initial purchase payment for the contract is $10,000 . Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.
We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistancy credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.
You should carefully consider whether or not this contract is the best product for you.
All purchase payments, bonus credits and persistancy credits for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.
The available funds are listed below:
AIM Variable Insurance Funds (Series II):
     AIM V.I. Growth Fund **
     AIM V.I. International Growth Fund **
     AIM V.I. Premier Equity Fund **
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein Premier Growth Portfolio
     AllianceBernstein Small Cap Value Portfolio
     AllianceBernstein Technology Portfolio
American Century Variable Products (Class II):
     American Century VP Inflation Protection Fund *
American Funds Insurance SeriesSM (Class 2):
     American Funds Global Growth Fund *
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
                                                                               1
Delaware VIP Trust (Service Class):
     Delaware VIP Diversified Income Series *
     Delaware VIP Emerging Markets Series *
     Delaware VIP High Yield Series
     Delaware VIP Large Cap Value Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Small Cap Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio
     Janus Aspen Mid Cap Growth Portfolio
     Janus Aspen Worldwide Growth Portfolio **
Lincoln Variable Insurance Products Trust (Standard Class):
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP International Fund
     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Capital Opportunities Series
     MFS (Reg. TM) VIT Emerging Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust:
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Growth and Income Fund **
     Putnam VT Health Sciences Fund **
Scudder Investment VIT Funds (Class A):
     Scudder VIT EAFE Equity Index Fund
     Scudder VIT Equity 500 Index Fund
     Scudder VIT Small Cap Index Fund
* These funds will be available for allocations of purchase payments or contract value on or around May 24, 2004. Check with your investment representative regarding availability.
** These funds will not be offered in contracts issued on or after May 24,
2004.
This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
May 1, 2004
2
Table of Contents

Item                                                                            Page
Special terms                                                                    4
Expense tables                                                                   5
Summary of common questions                                                      8
Lincoln Life & Annuity Company of New York                                      10
Variable annuity account (VAA)                                                  10
Investments of the variable annuity account                                     11
Charges and other deductions                                                    15
The contracts                                                                   18
 Purchase payments                                                              19
 Bonus credits                                                                  19
 Persistency credits                                                            19
 Transfers on or before the annuity commencement date                           20
 Death benefit                                                                  22
 Principal SecuritySM Benefit                                                   24
 Surrenders and withdrawals                                                     26
 i4LIFE (Reg. TM) Advantage                                                     28
 Annuity payouts                                                                31
 Fixed side of the contract                                                     32
Federal tax matters                                                             33
Additional information                                                          37
 Voting rights                                                                  37
 Return privilege                                                               38
 Other information                                                              38
 Legal proceedings                                                              38
Statement of Additional Information
Table of Contents for Lincoln New York Account N for Variable Annuities         39
Appendix A - Condensed financial information                                    A-1

                                                                               3
Special terms
In this prospectus, the following terms have the indicated meanings:
Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.
Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.
Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.
Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.
Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.
Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.
Bonus Credit - The additional amount credited to the contract for each purchase payment.
Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.
Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.
Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.
Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The contracts - Death benefit for a description of the various death benefit options.
i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.
Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)
Persistency credit - The additional amount credited to the contract after the fourteenth contract anniversary.
Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.
Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.
Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.
4
Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.
Contractowner Transaction Expenses:

  o        Surrender charge (as a percentage of purchase payments surrendered/withdrawn):        8.5%*
  o        Transfer charge:                                                                      $ 25**

*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions-Surrender charge.
**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Account Fee: $30*
Principal SecuritySM Benefit:
The annual charge is currently 0.45%** of the Guaranteed Amount as adjusted. The guaranteed annual maximum charge is 0.95% of the Guaranteed Amount as adjusted.
Separate Account Annual Expenses: (as a percentage of average daily net assets in the subaccounts):

                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.45%                     1.35%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.60%                     1.50%

* We do not assess the account fee on contracts issued prior to October 1, 2003. The account fee will be waived if your contract value is $50,000 or more at the end of any particular year. The account fee will be waived after the fifteenth contract year.
**This annual charge is deducted from the contract value on a quarterly basis.
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.30%          1.89%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):         0.30%          1.75%

* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2005.
The following table shows the expenses charged by each fund for the year ended
  December 31, 2003:
(as a percentage of each fund's average net assets):

                                                            Management                    12b-1 Fees
                                                           Fees (before                   (before any
                                                           any waivers/                    waivers/
                                                          reimbursements)      +        reimbursements)      +
AIM V.I. Growth Fund (Series II)(1)                       0.63        %                 0.25        %
AIM V.I. International Growth Fund (Series II) (1)        0.75                          0.25
                                                                                                               Total
                                                                                                             Contractua
                                                                                                                 al
                                                          Other Expenses                Total Expenses        waivers/
                                                            (before any                   (before any        reimbursem
                                                             waivers/                      waivers/            ments
                                                          reimbursements)      =        reimbursements)       (if any)
AIM V.I. Growth Fund (Series II)(1)                       0.27        %                 1.15        %
AIM V.I. International Growth Fund (Series II) (1)        0.35                          1.35
                                                            Total
                                                           Expenses
                                                            (after
                                                          Contractua
                                                              al
                                                           waivers/
                                                          reimbursem
                                                            ments)
AIM V.I. Growth Fund (Series II)(1)
AIM V.I. International Growth Fund (Series II) (1)

                                                                               5

                                                                               Management
                                                                              Fees (before
                                                                              any waivers/
                                                                             reimbursements)      +
AIM V.I. Premier Equity Fund (Series II) (1)                                 0.61        %
AllianceBernstein Growth and Income Portfolio (class B) (2)                  0.63
AllianceBernstein Premier Growth Portfolio (class B) (2)                     1.00
AllianceBernstein Small Cap Value Portfolio (class B)(2)                     1.00
AllianceBernstein Technology Portfolio (class B) (2)                         1.00
American Century VP II Inflation Protection (Class II)                       0.50
American Funds Global Growth Fund (class 2)                                  0.66
American Funds Global Small Capitalization Fund (class 2)                    0.80
American Funds Growth Fund (class 2)                                         0.37
American Funds Growth-Income Fund (class 2)                                  0.33
American Funds International Fund (class 2)                                  0.57
Delaware VIP Diversified Income Series(Service Class) (5)                    0.65
Delaware VIP Emerging Markets Series(Service Class) (6)                      1.25
Delaware VIP High Yield Series (Service class) (3)                           0.65
Delaware VIP Large Cap Value Series (Service class) (3)                      0.65
Delaware VIP REIT Series (Service class) (4)                                 0.75
Delaware VIP Small Cap Value Series (Service class) (4)                      0.75
Delaware VIP Trend Series (Service class) (4)                                0.75
Delaware VIP U.S. Growth Series (Service class) (3)                          0.65
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)                0.58
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service class 2)             0.48
Fidelity (Reg. TM) VIP Growth Portfolio (Service class 2)                    0.58
Fidelity (Reg. TM) VIP Overseas Portfolio (Service class 2)                  0.73
FTVIPT Franklin Small Cap Fund (class 2) (7)                                 0.51
FTVIPT Templeton Growth Securities Fund (class 2)                            0.81
Janus Aspen Mid Cap Growth Portfolio (Service class)                         0.65
Janus Aspen Balanced Portfolio (Service class)                               0.65
Janus Aspen Worldwide Growth Portfolio (Service class)                       0.65
Lincoln VIP Aggressive Growth Fund (Standard class)                          0.74
Lincoln VIP Bond Fund (Standard class)                                       0.37
Lincoln VIP Capital Appreciation Fund (Standard class)                       0.73
Lincoln VIP Global Asset Allocation Fund (Standard class)                    0.74
Lincoln VIP International Fund (Standard class)                              0.85
Lincoln VIP Money Market Fund (Standard class)                               0.42
Lincoln VIP Social Awareness Fund (Standard class)                           0.36
MFS (Reg. TM) VIT Capital Opportunities Series (Service class) (8)(9)        0.75
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service class) (9)           0.75
MFS (Reg. TM) VIT Trust Total Return Series (Service class)(9)               0.75
MFS (Reg. TM) VIT Trust Utilities Series (Service class) (9)                 0.75
Neuberger Berman AMT Mid-Cap Growth Portfolio                                0.84
Neuberger Berman AMT Regency Portfolio                                       0.85
Putman VT Growth & Income Fund (class 1B)                                    0.48
Putman VT Health Sciences Fund (class 1B)                                    0.70
Scudder VIT EAFE Equity Index Fund (class A) (10)                            0.45
Scudder VIT Equity 500 Index Fund (class A) (11)                             0.20
                                                                               12b-1 Fees                  Other Expenses
                                                                               (before any                   (before any
                                                                                waivers/                      waivers/
                                                                             reimbursements)      +        reimbursements)
AIM V.I. Premier Equity Fund (Series II) (1)                                 0.25        %                 0.24        %
AllianceBernstein Growth and Income Portfolio (class B) (2)                  0.25                          0.03
AllianceBernstein Premier Growth Portfolio (class B) (2)                     0.25                          0.05
AllianceBernstein Small Cap Value Portfolio (class B)(2)                     0.25                          0.28
AllianceBernstein Technology Portfolio (class B) (2)                         0.25                          0.12
American Century VP II Inflation Protection (Class II)                       0.25                          0.01
American Funds Global Growth Fund (class 2)                                  0.25                          0.04
American Funds Global Small Capitalization Fund (class 2)                    0.25                          0.03
American Funds Growth Fund (class 2)                                         0.25                          0.02
American Funds Growth-Income Fund (class 2)                                  0.25                          0.01
American Funds International Fund (class 2)                                  0.25                          0.06
Delaware VIP Diversified Income Series(Service Class) (5)                    0.30                          0.94
Delaware VIP Emerging Markets Series(Service Class) (6)                      0.30                          0.33
Delaware VIP High Yield Series (Service class) (3)                           0.30                          0.12
Delaware VIP Large Cap Value Series (Service class) (3)                      0.30                          0.10
Delaware VIP REIT Series (Service class) (4)                                 0.30                          0.11
Delaware VIP Small Cap Value Series (Service class) (4)                      0.30                          0.11
Delaware VIP Trend Series (Service class) (4)                                0.30                          0.09
Delaware VIP U.S. Growth Series (Service class) (3)                          0.30                          0.10
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)                0.25                          0.10
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service class 2)             0.25                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service class 2)                    0.25                          0.09
Fidelity (Reg. TM) VIP Overseas Portfolio (Service class 2)                  0.25                          0.18
FTVIPT Franklin Small Cap Fund (class 2) (7)                                 0.25                          0.29
FTVIPT Templeton Growth Securities Fund (class 2)                            0.25                          0.07
Janus Aspen Mid Cap Growth Portfolio (Service class)                         0.25                          0.02
Janus Aspen Balanced Portfolio (Service class)                               0.25                          0.02
Janus Aspen Worldwide Growth Portfolio (Service class)                       0.25                          0.06
Lincoln VIP Aggressive Growth Fund (Standard class)                          0.00                          0.16
Lincoln VIP Bond Fund (Standard class)                                       0.00                          0.07
Lincoln VIP Capital Appreciation Fund (Standard class)                       0.00                          0.09
Lincoln VIP Global Asset Allocation Fund (Standard class)                    0.00                          0.32
Lincoln VIP International Fund (Standard class)                              0.00                          0.19
Lincoln VIP Money Market Fund (Standard class)                               0.00                          0.10
Lincoln VIP Social Awareness Fund (Standard class)                           0.00                          0.07
MFS (Reg. TM) VIT Capital Opportunities Series (Service class) (8)(9)        0.25                          0.19
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service class) (9)           0.25                          0.12
MFS (Reg. TM) VIT Trust Total Return Series (Service class)(9)               0.25                          0.09
MFS (Reg. TM) VIT Trust Utilities Series (Service class) (9)                 0.25                          0.17
Neuberger Berman AMT Mid-Cap Growth Portfolio                                0.00                          0.04
Neuberger Berman AMT Regency Portfolio                                       0.00                          0.31
Putman VT Growth & Income Fund (class 1B)                                    0.25                          0.05
Putman VT Health Sciences Fund (class 1B)                                    0.25                          0.14
Scudder VIT EAFE Equity Index Fund (class A) (10)                            0.00                          0.64
Scudder VIT Equity 500 Index Fund (class A) (11)                             0.00                          0.10
                                                                                      Total Expenses
                                                                                        (before any
                                                                                         waivers/
                                                                             =        reimbursements)
AIM V.I. Premier Equity Fund (Series II) (1)                                          1.10        %
AllianceBernstein Growth and Income Portfolio (class B) (2)                           0.91
AllianceBernstein Premier Growth Portfolio (class B) (2)                              1.30
AllianceBernstein Small Cap Value Portfolio (class B)(2)                              1.53
AllianceBernstein Technology Portfolio (class B) (2)                                  1.37
American Century VP II Inflation Protection (Class II)                                0.76
American Funds Global Growth Fund (class 2)                                           0.95
American Funds Global Small Capitalization Fund (class 2)                             1.08
American Funds Growth Fund (class 2)                                                  0.64
American Funds Growth-Income Fund (class 2)                                           0.59
American Funds International Fund (class 2)                                           0.88
Delaware VIP Diversified Income Series(Service Class) (5)                             1.89
Delaware VIP Emerging Markets Series(Service Class) (6)                               1.88
Delaware VIP High Yield Series (Service class) (3)                                    1.07
Delaware VIP Large Cap Value Series (Service class) (3)                               1.05
Delaware VIP REIT Series (Service class) (4)                                          1.16
Delaware VIP Small Cap Value Series (Service class) (4)                               1.16
Delaware VIP Trend Series (Service class) (4)                                         1.14
Delaware VIP U.S. Growth Series (Service class) (3)                                   1.05
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)                         0.93
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service class 2)                      0.82
Fidelity (Reg. TM) VIP Growth Portfolio (Service class 2)                             0.92
Fidelity (Reg. TM) VIP Overseas Portfolio (Service class 2)                           1.16
FTVIPT Franklin Small Cap Fund (class 2) (7)                                          1.05
FTVIPT Templeton Growth Securities Fund (class 2)                                     1.13
Janus Aspen Mid Cap Growth Portfolio (Service class)                                  0.92
Janus Aspen Balanced Portfolio (Service class)                                        0.92
Janus Aspen Worldwide Growth Portfolio (Service class)                                0.96
Lincoln VIP Aggressive Growth Fund (Standard class)                                   0.90
Lincoln VIP Bond Fund (Standard class)                                                0.44
Lincoln VIP Capital Appreciation Fund (Standard class)                                0.82
Lincoln VIP Global Asset Allocation Fund (Standard class)                             1.06
Lincoln VIP International Fund (Standard class)                                       1.04
Lincoln VIP Money Market Fund (Standard class)                                        0.52
Lincoln VIP Social Awareness Fund (Standard class)                                    0.43
MFS (Reg. TM) VIT Capital Opportunities Series (Service class) (8)(9)                 1.19
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service class) (9)                    1.12
MFS (Reg. TM) VIT Trust Total Return Series (Service class)(9)                        1.09
MFS (Reg. TM) VIT Trust Utilities Series (Service class) (9)                          1.17
Neuberger Berman AMT Mid-Cap Growth Portfolio                                         0.88
Neuberger Berman AMT Regency Portfolio                                                1.16
Putman VT Growth & Income Fund (class 1B)                                             0.78
Putman VT Health Sciences Fund (class 1B)                                             1.09
Scudder VIT EAFE Equity Index Fund (class A) (10)                                     1.09
Scudder VIT Equity 500 Index Fund (class A) (11)                                      0.30
                                                                                                      Total Expenses
                                                                                    Total                 (after
                                                                                 Contractual           Contractual
                                                                                  waivers/               waivers/
                                                                               reimbursements         reimbursements
                                                                                  (if any)                  s)
AIM V.I. Premier Equity Fund (Series II) (1)
AllianceBernstein Growth and Income Portfolio (class B) (2)
AllianceBernstein Premier Growth Portfolio (class B) (2)
AllianceBernstein Small Cap Value Portfolio (class B)(2)
AllianceBernstein Technology Portfolio (class B) (2)
American Century VP II Inflation Protection (Class II)
American Funds Global Growth Fund (class 2)
American Funds Global Small Capitalization Fund (class 2)
American Funds Growth Fund (class 2)
American Funds Growth-Income Fund (class 2)
American Funds International Fund (class 2)
Delaware VIP Diversified Income Series(Service Class) (5)                    (0.84)          %        1.05        %
Delaware VIP Emerging Markets Series(Service Class) (6)                      (0.13)                   1.75
Delaware VIP High Yield Series (Service class) (3)                           (0.05)                   1.02
Delaware VIP Large Cap Value Series (Service class) (3)                      (0.05)                   1.00
Delaware VIP REIT Series (Service class) (4)                                 (0.05)                   1.11
Delaware VIP Small Cap Value Series (Service class) (4)                      (0.05)                   1.11
Delaware VIP Trend Series (Service class) (4)                                (0.05)                   1.09
Delaware VIP U.S. Growth Series (Service class) (3)                          (0.05)                   1.00
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service class 2)
Fidelity (Reg. TM) VIP Growth Portfolio (Service class 2)
Fidelity (Reg. TM) VIP Overseas Portfolio (Service class 2)
FTVIPT Franklin Small Cap Fund (class 2) (7)                                 (0.04)                   1.01
FTVIPT Templeton Growth Securities Fund (class 2)
Janus Aspen Mid Cap Growth Portfolio (Service class)
Janus Aspen Balanced Portfolio (Service class)
Janus Aspen Worldwide Growth Portfolio (Service class)
Lincoln VIP Aggressive Growth Fund (Standard class)
Lincoln VIP Bond Fund (Standard class)
Lincoln VIP Capital Appreciation Fund (Standard class)
Lincoln VIP Global Asset Allocation Fund (Standard class)
Lincoln VIP International Fund (Standard class)
Lincoln VIP Money Market Fund (Standard class)
Lincoln VIP Social Awareness Fund (Standard class)
MFS (Reg. TM) VIT Capital Opportunities Series (Service class) (8)(9)        (0.04)                   1.15
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service class) (9)
MFS (Reg. TM) VIT Trust Total Return Series (Service class)(9)
MFS (Reg. TM) VIT Trust Utilities Series (Service class) (9)
Neuberger Berman AMT Mid-Cap Growth Portfolio
Neuberger Berman AMT Regency Portfolio
Putman VT Growth & Income Fund (class 1B)
Putman VT Health Sciences Fund (class 1B)
Scudder VIT EAFE Equity Index Fund (class A) (10)                            (0.44)                   0.65
Scudder VIT Equity 500 Index Fund (class A) (11)

6

                                                         Management                    12b-1 Fees
                                                        Fees (before                   (before any
                                                        any waivers/                    waivers/
                                                       reimbursements)      +        reimbursements)
Scudder VIT Small Cap Index Fund (class A) (12)        0.35        %                 0.00        %
                                                                                                                     Total
                                                                                                                   Contractua
                                                                                                                       al
                                                                Other Expenses                Total Expenses        waivers/
                                                                  (before any                   (before any        reimbursem
                                                                   waivers/                      waivers/            ments
                                                       +        reimbursements)      =        reimbursements)       (if any)
Scudder VIT Small Cap Index Fund (class A) (12)                 0.26        %                 0.61        %        (0.16)
                                                       Tot
                                                       tal               tal
                                                       Con
                                                       ntr
                                                       rac
                                                       ctu
                                                       ual               ual
                                                       wai
                                                       ive
                                                       ers
                                                       s/                s/
                                                       rei
                                                       imb
                                                       bur
                                                       rse
                                                       eme
                                                       ent
                                                       ts                ts
                                                       (i
                                                       if
                                                        any
                                                        )                 )
Scudder VIT Small Cap Index Fund (class A) (12)        %        0.45        %

(1) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Expenses have been restated
     to reflect current expenses.
(2) Total expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total expenses are as follows: VP Growth and Income (0.55%, 0.83%); VP Premier Growth (0.75%, 1.05%); VP Small Cap
     Value (0.75%, 1.28%); VP Technology (0.75%, 1.12%).
(3) For the period May 1, 2002 through April 30, 2004, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2004 through April 30, 2005, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service
     Class shares 12b-1 fee to no more than 0.25%.
(4) For the period May 1, 2002 through April 30, 2004, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service
     Class shares 12b-1 fee to no more than 0.25%.
(5) For the period May 1, 2002 through April 30, 2004, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 1.59%. Effective May 1, 2004 through April 30, 2005, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service
     Class shares 12b-1 fee to no more than 0.25%.
(6) For the period May 1, 2002 through April 30, 2004, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 1.50%. Effective May 1, 2004 through April 30, 2005, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 1.50%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service
     Class shares 12b-1 fee to no more than 0.25%.
(7) The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the Money Fund.
(8) MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described in Footnote 9), do not exceed 0.15% annually. This contractual arrangements may not be changed without approval of the Board of Trustees which oversees the series. The reimbursement agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series.
(9) Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at anytime. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses" would be lower for each series and would equal 1.11% Emerging Growth and 1.16% Utilities. There were no fee reductions for the Capital Opportunities and Total Return Series.
(10) Pursuant to their respective agreements with Scudder VIT Funds, the manager, the underwriter and the accounting agent have contractually agreed for the one year period commencing on May 1, 2004 to limit their respective fees and to reimburse other expenses to the extent necessary to limit total expenses to 0.65%.
(11) Pursuant to their respective agreements with Scudder VIT Funds, the manager, the underwriter and the accounting agent have contractually agreed for the one year period commencing on May 1, 2004 to limit their respective fees and to reimburse other expenses to the extent necessary to limit total expenses to 0.30%.
(12) Pursuant to their respective agreements with Scudder VIT Funds, the manager, the underwriter and the accounting agent have contractually agreed for the one year period commencing on May 1, 2004 to limit their respective fees and to reimburse other expenses to the extent necessary to limit total expenses to 0.45%.
For information concerning compensation paid for the sale of the contracts, see Distribution of the contracts.
                                                                               7
EXAMPLES
This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Principal SecuritySM Benefit are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:

   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,250         $2,015         $2,651         $4,242

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $400        $1,215         $2,051         $4,242

For more information, see Charges and other deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts - i4LIFE (Reg. TM) Advantage and Annuity payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of common questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The contracts.
What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.
What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistancy credits to buy shares in one or more of the investment options. See Investments of the variable annuity account - Description of the funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account - Description of the funds.
How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.
What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and other deductions-Surrender charge.
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.
We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.
We charge an account fee of $30 on any contract anniversary if the contract value is less than $50,000. This account fee will be waived after the fifteenth contract year. See Charges and other deductions.
8
We apply a charge to the daily net asset value of the VAA and those charges are:

                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.45%                     1.35%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.60%                     1.50%

See Charges and other deductions.
The charge for the Principal SecuritySM Benefit is currently equal to an annual rate of 0.45% of the Guaranteed Amount deducted on a quarterly basis. If you elect to reset your Guaranteed Amount, we reserve the right to increase the charge up to the current charge in effect at the time of the reset which will not be more than 0.95%. See Charges and other deductions.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed side of the contract.
Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The contracts and Annuity payouts.
For information about the compensation we pay for sales of contracts, see The contracts - Distribution of the contracts.
What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts - Purchase payments.
What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments.
See The contracts - Bonus credits.
A persistency credit of .05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The contracts - Persistency credits.
We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.
How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.
What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose.
What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts - Death benefit.
May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The contracts - Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.
                                                                               9
What is the Principal SecuritySM Benefit? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and its corresponding bonus credits (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts - Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return privilege.
Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values. Investment results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher.. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. Financial statements
The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Lincoln Life & Annuity Company of New York
Lincoln New York is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln New York is a subsidiary of The Lincoln National Life
Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.
Variable annuity account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).
The SEC does not supervise the VAA or Lincoln New York. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.
10
Investments of the variable annuity account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. Investment Advisers
As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.
With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). As of the date of this prospectus, we were receiving compensation from each fund company.
Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

 FUND NAME         FUND DESCRIPTION         MANAGER

 AIM V.I. Growth Fund         Capital appreciation         AIM Advisors, Inc.

 AIM V.I. International         Long-term growth         AIM Advisors, Inc.
Growth Fund

 AIM V.I. Premier Equity         Long-term growth         AIM Advisors, Inc.
Fund

 AllianceBernstein         Growth and Income         Alliance Capital
Growth and Income                                   Management, L.P.
Portfolio

 AllianceBernstein         Capital Appreciation         Alliance Capital
Premier Growth                                         Management, L.P.
Portfolio

 AllianceBernstein Small         Long-term growth         Alliance Capital
Cap Value Portfolio                                      Management, L.P.

 AllianceBernstein           Maximum capital appreciation         Alliance Capital
Technology Portfolio                                             Management, L.P.

 American Century VP         Inflation Protection         American Century
Inflation Protection

                                                                              11

 American Funds Global         Long-term growth         Capital Research and
Growth                                                 Management Company

 American Funds Global         Long-term growth         Capital Research and
Small Capitalization                                   Management Company
Fund

 American Funds Growth         Long-term growth         Capital Research and
Fund                                                   Management Company

 American Funds            Growth and income         Capital Research and
Growth-Income Fund                                  Management Company

 American Funds            Long-term Growth         Capital Research and
International Fund                                 Management Company

 Delaware VIP              Total Return         Delaware Management
Diversified Income                             Company
Series

 Delaware VIP Emerging         Capital Appreciation         Delaware Management
Markets Series                                             Company

 Delaware VIP High Yield         Capital Appreciation         Delaware Management
Series                                                       Company

 Delaware VIP Large Cap         Growth and Income         Delaware Management
Value Series                                             Company

 Delaware VIP REIT         Total Return         Delaware Management
Series                                         Company

 Delaware VIP Small Cap         Capital Appreciation         Delaware Management
Value Series                                                Company

 Delaware VIP Trend         Capital Appreciation         Delaware Management
Series                                                  Company

 Delaware VIP U.S.         Capital Appreciation         Delaware Management
Growth Series                                          Company

 Fidelity (Reg. TM) VIP                Long-term capital appreciation.         Fidelity Management
Contrafund (Reg. TM) Portfolio                                                and Research Company

 Fidelity (Reg. TM) VIP         Reasonable Income         Fidelity Management
Equity-Income Portfolio                                  and Research Company

 Fidelity (Reg. TM) VIP Growth         Capital appreciation.         Fidelity Management
Portfolio                                                           and Research Company

 Fidelity (Reg. TM) VIP Overseas         Long-term growth         Fidelity Management
Portfolio                                                        and Research Company

12

 FTVIPT Franklin Small         Long-term growth         Franklin Advisers, Inc.
Cap Fund

 FTVIPT Templeton              Long-term growth         Templeton Global
Growth Securities Fund                                 Advisors Limited

 Janus Aspen Balanced         Long-term growth and current income         Janus Capital
Portfolio                                                                Management LLC

 Janus Aspen Mid Cap         Long-term growth         Janus Capital
Growth Portfolio                                     Management LLC

 Janus Aspen Worldwide         Long-term growth         Janus Capital
Growth Portfolio                                       Management LLC

 Lincoln VIP Aggressive         Maximum capital appreciation         Delaware Management
Growth Fund                                                         Company Sub-advised
                                                                    by T. Rowe Price
                                                                    Associates, Inc.

 Lincoln VIP Bond Fund         Current Income         Delaware Management
                                                     Company

 Lincoln VIP Capital         Long-term growth         Delaware Management
Appreciation Fund                                    Company Sub-advised
                                                     by Janus Capital
                                                     Management LLC

 Lincoln VIP Global           Total Return         Delaware Management
Asset Allocation Fund                             Company Sub-advised
                                                  by UBS Global Asset
                                                  Management

 Lincoln VIP               Capital appreciation         Delaware Management
International Fund                                     Company Sub-advised
                                                       by Delaware
                                                       International Advisers
                                                       Ltd

 Lincoln VIP Money         Preservation of Capital         Delaware Management
Market Fund                                               Company

 Lincoln VIP Social         Capital appreciation         Delaware Management
Awareness Fund                                          Company

 MFS (Reg. TM) VIT Capital         Capital appreciation.         Massachusetts Financial
Opportunities Series                                            Services Company

 MFS (Reg. TM) VIT Emerging         Long-term growth         Massachusetts Financial
Growth Series                                               Services Company

 MFS (Reg. TM) VIT Total Return         Income and Growth         Massachusetts Financial
Series                                                           Services Company

                                                                              13

 MFS (Reg. TM) VIT Utilities         Growth and Income         Massachusetts Financial
Series                                                        Services Company

 Neuberger Berman AMT         Capital appreciation         Neuberger Berman
Mid-Cap Growth                                            Management, Inc.
Portfolio

 Neuberger Berman AMT         Long-term growth         Neuberger Berman
Regency Portfolio                                     Management, Inc.

 Putnam VT Growth &         Growth and income         Putnam Investment
Income Fund                                          Management, LLC

 Putnam VT Health         Capital appreciation         Putnam Investment
Sciences Fund                                         Management, LLC

 Scudder VIT EAFE         Capital appreciation         Deutsche Asset
Equity Index Fund                                     Management Inc.

 Scudder VIT Equity 500         Capital appreciation         Deutsche Asset
Index Fund                                                  Management Inc.

 Scudder VIT Small Cap         Capital appreciation         Deutsche Asset
Index Fund                                                 Management Inc.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds. Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.
Addition, deletion or substitution of investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contract owners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which
14
sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.
Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.
We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.
The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value; and
 o the risk that more owners than expected will qualify for waivers of the surrender charge; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
                                                                              15
Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of:

                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.45%                     1.35%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.60%                     1.50%

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:

                                                  0
      Surrender charge as a percentage of the    8.50%
      surrendered or withdrawn purchase
      payments
                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                 -------------------------------------------------------------------
                                                  1            2         3         4         5         6         7
      Surrender charge as a percentage of the    8.50%        8%        7%        6%        5%        4%        3%
      surrendered or withdrawn purchase
      payments
                                                   Number of
                                                    contract
                                                  anniversaries
                                                     since
                                                    purchase
                                                   payment was
                                                    invested
                                                 --------------
                                                  8         9+
      Surrender charge as a percentage of the    2%        0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage or periodic payments made under any annuity payout option made available by us;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code and the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner;
 o A surrender or withdrawal of any purchase payments if such purchase payments were received more than 12 months prior to the admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments if such purchase payments were received more than 12 months prior to the diagnosis date of a terminal illness that is after the date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Withdrawals up to the Annual Withdrawal Limit under the Principal SecuritySM Benefit, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
1. from purchase payments (on a FIFO basis) until exhausted; then
2. from earnings until exhausted; then
3. from bonus credits.
On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
1. from purchase payments (on a FIFO basis)to which a surrender charge no longer applies until exhausted; then
16
2. from earnings and persistency credits until exhausted; then
3. from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
4. from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
5. from bonus credits attributable to purchase payments to which a surrender charge still applies.
We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.
If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account fee
During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary. We do not assess the account fee on contracts issued prior to October 1, 2003.
Transfer fee
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.
Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.
Principal SecuritySM Benefit Charge. During the accumulation period, there is a charge for the Principal SecuritySM Benefit, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider quarterly from contract value, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider or the most recent reset date. This deduction will be made in proportion to the value in each subaccount on the valuation date the Rider charge is assessed. The charge will not apply to any portion of the Guaranteed Amount in the dollar cost averaging fixed account. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the charge may increase up to a maximum annual charge of 0.95%.
If you elect to reset the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the reset. At the time of the reset, the Rider charge may increase to the charge in effect at that time, but it will never exceed the guaranteed maximum annual charge of 0.95%. After a reset, we will deduct the Rider charge for the reset Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. If you never reset your Guaranteed Amount, your percentage Rider charge will never change, although the amount we deduct for the charge will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the annuity commencement date or termination of the Rider. The pro-rata amount of the Rider cost will be deducted upon termination of the Rider or surrender of the contract.
After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider charge may be waived. On each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider (or on the most recent reset date); and (2) subsequent purchase payments and bonus credits, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.
Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%. Currently, there is no premium tax levied for New York residents.
                                                                              17
Other charges and deductions
The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed side of the contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage and Annuity payouts.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds. Additional information
The administrative charge, surrender or sales charges, and account fee, if applicable, described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The contracts
Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See
Distribution of the contracts.
When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial purchase payment and its corresponding bonus credits will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credits within two business days.
Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.
Replacement of existing insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
18
Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit purchase payments made to the contract.
Bonus credits
For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:

Cumulative Purchase Payments          Bonus Credit %
--------------------------------      ---------------
  Less than $100,000............           3.0%
  $100,000-$999,999.............           4.0%
  $1,000,000 or greater.........           5.0%

Your cumulative purchase payments at the time of a purchase payment are equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.
If you make an additional purchase payment prior to the first anniversary of the contract date and that purchase payment increases the owner's cumulative purchase payments to a level that qualifies for a higher bonus credit percentage, then we will contribute an additional bonus credit into your contract at the time the subsequent purchase payment is made (it will not be contributed retroactively). The additional bonus credit is determined by multiplying the sum of the prior purchase payments by the additional bonus credit percentage (the difference between the percentage applicable to the subsequent purchase payment and the percentage applicable to prior purchase payments). This additional bonus credit is not available after the first anniversary of the contract date.
We offer a variety of variable annuity contracts. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.
Persistency credits
Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least fourteen years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.
There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.
Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.
Allocation of purchase payments
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available. Corresponding bonus credits will be allocated to the subaccount(s) and or the fixed side of the contract in the same proportion in which you allocated purchase payments.
The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments and bonus credits are converted into accumulation units. The number of accumulation units credited is
                                                                              19
determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Servicing office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of accumulation units
Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:
1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus
2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.
The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the
Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers on or before the annuity commencement date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.
The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.
A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.
Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.
20
If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.
Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.
Transfers may be delayed as permitted by the 1940 Act. See Delay of payments. Market timing
Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can adversely affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may adversely affect other contractowners or fund shareholders.
Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. We may vary our Market Timing Procedures from subaccount to subaccount, and they may also vary due to differences in operational systems and contract provisions.
We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. We will investigate the transfer patterns for each contractowner that fulfills the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner that future transfers
(among the subaccounts and/or the fixed account) will be temporarily or permanently permitted to be made only by original signature sent to us by U.S. mail, standard delivery. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction and any gains will be returned to the appropriate fund. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. Additionally, the terms of the contract may also limit our ability to aggressively restrict transfers therefore, we cannot guarantee that our Market Timing Procedures will detect every potential market timer.
Our Market Timing Procedures are applied consistently to all contractowners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.
                                                                              21
To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
Transfers after the annuity commencement date
If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.
If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.
Additional services
There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing office. For further detailed information on these services, please see Additional services in the SAI. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.
The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.
Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.
Death benefit
The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.

 UPON DEATH OF:         AND...
contractowner          There is a surviving joint owner
 contractowner          There is no surviving joint owner
contractowner          There is no surviving joint owner
                       and the beneficiary predeceases the
                       contractowner
 annuitant              The contractowner is living
annuitant              The contractowner is living
 annuitant**            The contractowner is a trust or other
                       non-natural person
 UPON DEATH OF:         AND...                                      DEATH BENEFIT PROCEEDS PASS TO:
contractowner          The annuitant is living or deceased         joint owner
 contractowner          The annuitant is living or deceased         designated beneficiary
contractowner          The annuitant is living or deceased         contractowner's estate
 annuitant              There is no contingent annuitant            The youngest contractowner
                                                                   becomes the contingent annuitant
                                                                   and the contract continues. The
                                                                   contractowner may waive* this
                                                                   continuation and receive the death
                                                                   benefit proceeds.
annuitant              The contingent annuitant is living          contingent annuitant becomes the
                                                                   annuitant and the contract continues
 annuitant**            No contingent annuitant allowed             designated beneficiary
                       with non-natural contractowner

*Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.
**Death of annuitant is treated like death of the contractowner.
22
If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.
You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.
You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.
Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.
If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant.
Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.
Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.
Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.
All references to withdrawals include deductions for applicable charges and premium taxes, if any.
Enhanced Guaranteed Minimum Death Benefit (EGMDB).
If the Enhanced Guaranteed Minimum Death Benefit (EGMDB) is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date the death benefit is approved by us for payment;
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.
The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 81 or older at the time of issuance. Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after that effective date will be used.
For contracts purchased after October 1, 2003, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See
Charges and other deductions.
                                                                              23
General death benefit information
Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.
If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).
If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.
The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with
Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.
Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.
If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.
Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Principal SecuritySM Benefit
The Principal SecuritySM Benefit is available for purchase with nonqualified annuity contracts and IRAs. IRA contractowners must be under age 81. This Rider provides a Guaranteed Amount equal to the initial purchase payment and its corresponding bonus credits (or contract value if elected after contract issue) as adjusted for purchase payments, bonus credits and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Once the Rider has been in effect for at least five years, you have the opportunity to reset the Guaranteed Amount to the contract value at the time of the reset. The fixed account is not available except for dollar cost averaging. There is no guarantee that the Rider will be available in the future as we reserve the right to discontinue this Rider at any time.
If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date.
Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment and its corresponding bonus credits. If you elect the Rider after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000. Additional purchase payments and bonus credits automatically increase the Guaranteed
24
Amount; however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments are made and decreases as withdrawals are made.
After the fifth anniversary of the Rider, you may elect to reset the Guaranteed Amount to an amount equal to the contract value on the effective date of the election of the reset. Additional resets are permitted, but you must wait at least 5 years between each reset. The reset may cause an increase in the percentage charge for this Rider. See Charges and other deductions. Purchase payments and bonus credits or withdrawals made after the reset adjust the Guaranteed Amount. In the future, we may limit your right to reset the Guaranteed Amount to your Rider anniversary dates, but no more frequently than once every five years.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Annual Withdrawal Limit each Benefit Year until the Guaranteed Amount equals zero. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to reset the Guaranteed Amount, the Benefit Year will begin on the date of the reset and each anniversary of the reset after that.
On the effective date of the Rider, the Annual Withdrawal Limit is 7% of the Guaranteed Amount. The Annual Withdrawal Limit is increased by 7% of any additional purchase payments and bonus credits. The Annual Withdrawal Limit will also reset after a reset of the Guaranteed Amount to the greater of:
 o the Annual Withdrawal Limit immediately prior to the reset; or
 o 7% of the new (reset) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Annual Withdrawal Limit, then:
 o the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
 o the Annual Withdrawal Limit will remain the same.
Withdrawals within the Annual Withdrawal Limit are not subject to surrender charges or the interest adjustment, if applicable.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Annual Withdrawal Limit:
 o The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
 o The Annual Withdrawal Limit will be the lesser of:
  o the Annual Withdrawal Limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Annual Withdrawal limit); or
   o 7% of the contract value immediately following the withdrawal.
In a declining market, withdrawals that exceed the Annual Withdrawal Limit may substantially deplete your Guaranteed Amount and your Annual Withdrawal Limit. You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Withdrawal Balance Annuity Payment Option. The Guaranteed Withdrawal Balance Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% Annual Withdrawal Limit.
Payment frequencies other than annually may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Withdrawal Balance Annuity Payment Option.
For IRA contracts, the annual amount available for withdrawal within the Annual Withdrawal Limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84.
Therefore, you may have to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals over the Annual Withdrawal Limit may quickly and substantially decrease your Guaranteed Amount and Annual Withdrawal Limit, especially in a declining market. You should consult your tax adviser to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals and foregoing resets of the Guaranteed Amount.
The tax consequences of withdrawals are discussed later in the prospectus. See Federal tax matters.
                                                                              25
Any withdrawals you make, whether or not within the Annual Withdrawal Limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
Contractowners with the Principal SecuritySM Benefit are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Refer to the i4LIFE (Reg. TM) Advantage section of your prospectus. Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s)
or 401(a)(9) as applicable as amended from time to time. If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider will apply to the new contractowner. The new contractowner will then be eligible to elect to reset the Guaranteed Amount prior to the next available reset date; however, all other conditions for the reset apply and any subsequent reset by the new contractowner must meet all conditions for a reset.
If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Principal SecuritySM Benefit if desired. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. However, resets of the Guaranteed Amount will not be permitted. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Annual Withdrawal Limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Principal SecuritySM Benefit equal to his or her share of the death benefit.
Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate on the annuity commencement date (unless the Guaranteed Withdrawal Balance Annuity Payment Option is elected) and upon termination will not result in any increase in contract value equal to the Guaranteed Amount. The Rider will also terminate upon the last payment of the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate. Availability. This Rider is available for contracts issued after October 1, 2003.
Ownership
The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.
As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The contracts - Death benefit. A contingent annuitant may be named or changed by notifying us in writing. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.
Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.
The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender
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or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.
Small contract surrenders
We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.
Delay of payments
Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.
Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.
Transfers may be delayed as permitted by the 1940 Act.
Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).
                                                                              27
Distribution of the contracts
Lincoln Financial Advisors Corporation ("LFA"), an affiliate of ours, serves as principal underwriter for the contracts. LFA is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of
NASD, Inc. We offer the contracts through LFA and LFA also pays commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.
The AIM, AllianceBernstein, American Funds, Delaware, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, Putnam and Scudder Funds offered as part of this contract make payments to us under their distribution plans in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.25% based on the amount of assets invested in those Funds. All investment advisers and other service providers for the Funds offered as part of this contract may, from time to time, make payments for services to us.
Compensation Paid to LFA. LFA, in addition to acting as principal underwriter, is also a member of the selling group. In its role as a member of the selling group, the maximum commission paid to LFA for the sale of contracts is 6.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to LFA is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFA also receives from Lincoln Life payment for the operating expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales
Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. Compensation Paid to Unaffiliated Selling Firms. The maximum commission paid to Selling Firms, other than LFA, is 6.50% of purchase payments. Some Selling
Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
We may pay certain Selling Firms additional amounts for: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
A portion of these payments may be passed on by the Selling Firms to their sales representatives in accordance with their internal compensation programs. These programs may also include other types of cash and non-cash compensation and other benefits.
Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts. Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln New
York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.
i4LIFE (Reg. TM) Advantage
The i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is a payout option that provides you with variable, periodic regular income payments. This option is available on non-qualified annuities and IRAs (including Roth IRAs but excluding SEP and SARSEP markets). This option, when available in your state, is subject to a charge, (imposed only during the
i4LIFE (Reg. TM) Advantage payout phase) computed daily of the net asset value of the Account Value in the VAA. The annual rate of the charge is 1.85% for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts and 2.05% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the
28
charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE (Reg. TM) Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.
i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before the annuity commencement date by sending a written request to our Servicing office. There is no guarantee that i4LIFE (Reg. TM) Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time (unless you had previously purchased the Principal
SecuritySM Benefit, if available. See The contracts - Principal SecuritySM Benefit). The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected.
i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract.
Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.
If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts.
Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage Account Value death benefit will be provided for IRA annuity contracts and either the i4LIFE (Reg. TM) Advantage Account Value death benefit or the EGMDB will be provided for non-qualified annuity contracts. Both death benefit options are discussed below. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began.
For information regarding income tax consequences of regular income payments and withdrawals, please refer to Federal tax matters - Qualified retirement plans for a discussion of the tax consequences of distributions from qualified retirement plans for IRAs and to Federal tax matters - Taxation of withdrawals and surrenders for information regarding withdrawals from non-qualified contracts.
Regular Income. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant (or additional measuring life, hereinafter referred to as "secondary life") is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Assumed interest rates of 3%, 4% or 5% may be available. See Annuity payouts - Variable annuity payouts for a more detailed explanation. Subsequent regular income payments will be adjusted periodically for non-qualified contracts (once a year for IRA contracts) with the performance of the subaccounts selected and the interest credited on the fixed account. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. In most states you may also elect to have regular income payments from non-qualified contracts recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and other deductions.
Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract, and make withdrawals from your Account Value (defined below). We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the
Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may change or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions.
Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken.
After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as the annuitant or the secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable).
                                                                              29
Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The interest adjustment may apply.
Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.
Death Benefit for IRA Annuity Contracts. During the Access Period, i4LIFE (Reg.
TM) Advantage provides the i4LIFE (Reg. TM) Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. This is the only death benefit option available for IRA annuity contracts. The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA.
If you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. Your beneficiary may start a new i4LIFE (Reg. TM) Advantage program. If your spouse's life was also used to determine the regular income payments and the spouse dies, the regular income payments may be recalculated.
Following the Access Period, there is no death benefit.
Death Benefit for Non-Qualified Annuity Contracts. During the Access Period, i4LIFE (Reg. TM) Advantage provides two death benefit options for non-qualified annuity contracts:
 o i4LIFE (Reg. TM) Advantage Account Value death benefit; and
 o i4LIFE (Reg. TM) Advantage EGMDB.
The i4LIFE (Reg. TM) Advantage Account Value death benefit is the Account Value as of the valuation date on which we approve the payment of the death claim.
The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.
The i4LIFE (Reg. TM) Advantage EGMDB is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o The sum of all purchase payments less the sum of all regular income payments, and withdrawals. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the Account Value;
 o the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest
   Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals, reduce the Account Value.
Only the highest Account Value achieved on a contract anniversary following the election of i4LIFE (Reg. TM) Advantage will be considered if you did not elect (or you discontinued) the EGMDB option prior to electing i4LIFE (Reg. TM) Advantage. If you elected the EGMDB after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.
Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date we approve the death claim for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date we approve the death claim subsequent to the new contractowner's death.
The charge under this death benefit is equal to an annual rate of 2.05% of the net asset value of the Account Value in the VAA.
During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.
For both death benefit options, following the Access Period, there is no death benefit.
Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the Guarantee
30
of Principal death benefit. Upon termination, we will stop assessing the charge for the i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this Guarantee of Principal death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.
For non-qualified annuity contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.
Annuity payouts
When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant.
The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.
The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9)
of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.
                                                                              31
Variable annuity payouts
Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and
3. Calculate the value of the annuity units each period thereafter.
Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date.
You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract.
Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.
Fixed side of the contract
Purchase payments, bonus credits, persistency credits and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
32
Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.
You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credits allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment if applicable.
Each guaranteed period purchase payment and its corresponding bonus credits will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.
Federal tax matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation. Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.
Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.
Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.
                                                                              33
Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA. Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.
Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.
Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.
Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.
Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed in the same manner as a withdrawal during the deferral period. Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.
Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.
Death after the annuity commencement date:
34
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.
Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life (or life expectancy).
Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.
Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.
Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.
Charges for additional benefits
Your contract automatically includes a basic death benefit and may include Principal SecuritySM Benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and Principal SecuritySM Benefit charge, if any, as a contract withdrawal.
Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.
Types of qualified contracts and terms of contracts
Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
                                                                              35
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.
We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.
Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. Applicable state law may permit different contribution limits or impose other limitations upon your IRAs or other qualified plans.
Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Tax treatment of payments
The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied. Required minimum distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Principal SecuritySM Benefit, or other benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed
IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
36
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.
Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income
Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts.
We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.
Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our tax status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively. Additional information
Voting rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.
                                                                              37
Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the variable annuity account - Fund shares.
Return privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.
State regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Other information
A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.
Legal proceedings
Lincoln New York is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA or the Principal Underwriter.
38
Statement of Additional Information
Table of Contents for Lincoln New York Account N for Variable Annuities

Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Interest Adjustment Example                          B-2
Annuity payouts                                      B-4
Determination of accumulation and annuity unit
value                                                B-6
Advertising and sales literature                     B-6
Additional services                                  B-7
Other information                                    B-9
Financial statements                                 B-9

For a free copy of the SAI complete the form below.
                Statement of Additional Information Request Card
                          Lincoln ChoicePlus II Bonus
               Lincoln New York Account N for Variable Annuities
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Variable Annuity Account N (Lincoln ChoicePlus II Bonus).
                                 (Please Print)
Name: -------------------------------------------------------------------------
Address: ----------------------------------------------------------------------
City ---------------------------------------------------  State ---------
Zip ---------
Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.
                                                                              39
                      [THIS PAGE INTENTIONALLY LEFT BLANK]
Appendix A - Condensed financial information
Accumulation unit values
The following information relating to accumulation unit values and number of accumulation units for the Lincoln New York ChoicePlus II Bonus subaccounts for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI. Because the American Funds Global Growth, American Century VP Inflation Protection, Delaware VIP Diversified Income and Delaware VIP Emerging Markets subaccounts were not in existence as of December 31, 2003, accumulation unit values and accumulation units are not provided for these subaccounts.

                                                                                      2002                    2003
                                                                                ---------------      ----------------------
                                                                                           With        With            With
                                                                                          EGMDB         GOP           EGMDB
                                                                                ---------------      ------      ----------
AIM V.I. Growth Fund Accumulation unit value
o Beginning of period ....................................................          $10.943           N/A         $10.342
o End of period ..........................................................           10.342           N/A          13.322
Number of accumulation units
o End of period (000's omitted) ..........................................                2           N/A               3
---------------------------------------------------------------------------         -------          ------       -------
AIM V.I. International Growth Fund Accumulation unit value
o Beginning of period ....................................................          $10.479           N/A         $10.532
o End of period ..........................................................           10.532           N/A          13.331
Number of accumulation units
o End of period (000's omitted) ..........................................                2           N/A               2
---------------------------------------------------------------------------         -------          ------       -------
AIM V.I. Premier Equity Fund Accumulation unit value
o Beginning of period ....................................................          $10.764           N/A         $10.371
o End of period ..........................................................           10.371           N/A          12.740
Number of accumulation units
o End of period (000's omitted) ..........................................                2           N/A               3
---------------------------------------------------------------------------         -------          ------       -------
American Funds Global Small Capitalization Fund Accumulation unit value
o Beginning of period ....................................................          $10.744           N/A         $10.573
o End of period ..........................................................           10.573           N/A          15.976
Number of accumulation units
o End of period (000's omitted) ..........................................                4           N/A               8
---------------------------------------------------------------------------         -------          ------       -------
American Funds Growth Fund Accumulation unit value
o Beginning of period ....................................................          $11.198           N/A         $10.630
o End of period ..........................................................           10.630           N/A          14.312
Number of accumulation units
o End of period (000's omitted) ..........................................               32           N/A             142
---------------------------------------------------------------------------         -------          ------       -------
American Funds Growth-Income Fund Accumulation unit value
o Beginning of period ....................................................          $11.021           N/A         $10.876
o End of period ..........................................................           10.876           N/A          14.174
Number of accumulation units
o End of period (000's omitted) ..........................................               13           N/A             150
---------------------------------------------------------------------------         -------          ------       -------
American Funds International Fund Accumulation unit value
o Beginning of period ....................................................          $10.961           N/A         $10.890
o End of period ..........................................................           10.890           N/A          14.452
Number of accumulation units
o End of period (000's omitted) ..........................................                1           N/A              27
---------------------------------------------------------------------------         -------          ------       -------
AllianceBernstein VP Growth and Income Portfolio Accumulation unit value
o Beginning of period ....................................................            N/A             N/A         $11.371
o End of period ..........................................................            N/A             N/A          13.936
Number of accumulation units
o End of period (000's omitted) ..........................................            N/A             N/A              24
---------------------------------------------------------------------------         -------          ------       -------
AllianceBernstein VP Premier Growth Portfolio Accumulation unit value
o Beginning of period ....................................................            N/A             N/A         $10.400
o End of period ..........................................................            N/A             N/A          12.023
Number of accumulation units
o End of period (000's omitted) ..........................................            N/A             N/A               2
---------------------------------------------------------------------------         -------          ------       -------
AllianceBernstein VP Small Cap Portfolio Accumulation unit value
o Beginning of period ....................................................          $11.583           N/A         $11.570
o End of period ..........................................................           11.570           N/A          16.043
Number of accumulation units
o End of period (000's omitted) ..........................................                2           N/A               8
---------------------------------------------------------------------------         -------          ------       -------

                                                                             A-1

                                                                                     2002                    2003
                                                                                --------------      ----------------------
                                                                                          With        With            With
                                                                                         EGMDB         GOP           EGMDB
                                                                                --------------      ------      ----------
AllianceBernstein VP Technology Portfolio Accumulation unit value
o Beginning of period ....................................................           N/A             N/A            N/A
o End of period ..........................................................           N/A             N/A            N/A
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A            N/A
---------------------------------------------------------------------------          ---            ------          ---
Delaware VIP High Yield Series Accumulation unit value
o Beginning of period ....................................................         $ 10.638          N/A         $11.104
o End of period ..........................................................           11.104          N/A          14.055
Number of accumulation units
o End of period (000's omitted) ..........................................                7          N/A              25
---------------------------------------------------------------------------        --------         ------       -------
Delaware VIP Large Cap Value Series Accumulation unit value
o Beginning of period ....................................................         $ 10.872          N/A         $10.681
o End of period ..........................................................           10.681          N/A          13.466
Number of accumulation units
o End of period (000's omitted) ..........................................                1*         N/A              12
---------------------------------------------------------------------------        --------         ------       -------
Delaware VIP REIT Series Accumulation unit value
o Beginning of period ....................................................         $ 10.462          N/A         $10.725
o End of period ..........................................................           10.725          N/A          14.115
Number of accumulation units
o End of period (000's omitted) ..........................................                7          N/A              44
---------------------------------------------------------------------------        --------         ------       -------
Delaware VIP Small Cap Value Series Accumulation unit value
o Beginning of period ....................................................         $ 10.886          N/A         $10.685
o End of period ..........................................................           10.685          N/A          14.897
Number of accumulation units
o End of period (000's omitted) ..........................................                1*         N/A              14
---------------------------------------------------------------------------        --------         ------       -------
Delaware VIP Trend Series Accumulation unit value
o Beginning of period ....................................................         $ 11.277          N/A         $11.023
o End of period ..........................................................           11.023          N/A          14.623
Number of accumulation units
o End of period (000's omitted) ..........................................                2          N/A               7
---------------------------------------------------------------------------        --------         ------       -------
Delaware VIP U.S. Growth Series Accumulation unit value
o Beginning of period ....................................................           N/A             N/A         $10.880
o End of period ..........................................................           N/A             N/A          12.353
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A               6
---------------------------------------------------------------------------        --------         ------       -------
Fidelity VIP Contrafund Portfolio Accumulation unit value
o Beginning of period ....................................................         $ 10.025          N/A         $ 9.977
o End of period ..........................................................            9.977          N/A          12.587
Number of accumulation units
o End of period (000's omitted) ..........................................                1*         N/A              37
---------------------------------------------------------------------------        --------         ------       -------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
o Beginning of period ....................................................           N/A             N/A         $11.143
o End of period ..........................................................           N/A             N/A          13.787
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A              12
---------------------------------------------------------------------------        --------         ------       -------
Fidelity VIP Growth Portfolio Accumulation unit value
o Beginning of period ....................................................           N/A             N/A         $ 9.374
o End of period ..........................................................           N/A             N/A          13.422
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A               2
---------------------------------------------------------------------------        --------         ------       -------
Fidelity VIP Overseas Portfolio Accumulation unit value
o Beginning of period ....................................................           N/A             N/A         $11.674
o End of period ..........................................................           N/A             N/A          14.620
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A               4
---------------------------------------------------------------------------        --------         ------       -------
FTVIPT Franklin Small Cap Fund Accumulation unit value
o Beginning of period ....................................................         $ 11.848          N/A         $11.538
o End of period ..........................................................           11.538          N/A          15.584
Number of accumulation units
o End of period (000's omitted) ..........................................                1*         N/A              12
---------------------------------------------------------------------------        --------         ------       -------

A-2

                                                                                     2002                     2003
                                                                                --------------      ------------------------
                                                                                          With        With              With
                                                                                         EGMDB         GOP             EGMDB
                                                                                --------------      ------      ------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
o Beginning of period ....................................................         $ 10.813          N/A          $ 10.594
o End of period ..........................................................           10.594          N/A            13.777
Number of accumulation units
o End of period (000's omitted) ..........................................                1*         N/A                18
---------------------------------------------------------------------------        --------         ------        --------
Janus Aspen Mid Cap Growth Portfolio Accumulation unit value
o Beginning of period ....................................................           N/A                          $  9.924
o End of period ..........................................................           N/A                            13.567
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A                                 2
---------------------------------------------------------------------------        --------         ------        --------
Janus Aspen Balanced Portfolio Accumulation unit value
o Beginning of period ....................................................           N/A             N/A          $  9.863
o End of period ..........................................................           N/A             N/A            11.338
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A                15
---------------------------------------------------------------------------        --------         ------        --------
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
o Beginning of period ....................................................           N/A             N/A          $ 10.212
o End of period ..........................................................           N/A             N/A            12.557
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A                 1*
---------------------------------------------------------------------------        --------         ------        --------
Lincoln VIP Aggressive Growth Fund Accumulation unit value
o Beginning of period ....................................................           N/A             N/A          $ 12.757
o End of period ..........................................................           N/A             N/A            13.541
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A                 1
---------------------------------------------------------------------------        --------         ------        --------
Lincoln VIP Bond Fund Accumulation unit value
o Beginning of period ....................................................         $ 10.063          N/A          $ 10.303
o End of period ..........................................................           10.303          N/A            10.878
Number of accumulation units
o End of period (000's omitted) ..........................................               93          N/A               313
---------------------------------------------------------------------------        --------         ------        --------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
o Beginning of period ....................................................         $ 11.087          N/A          $ 10.161
o End of period ..........................................................           10.161          N/A            13.246
Number of accumulation units
o End of period (000's omitted) ..........................................                2          N/A                 6
---------------------------------------------------------------------------        --------         ------        --------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
o Beginning of period ....................................................           N/A             N/A            N/A
o End of period ..........................................................           N/A             N/A            N/A
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A            N/A
---------------------------------------------------------------------------        --------         ------        --------
Lincoln VIP International Fund Accumulation unit value
o Beginning of period ....................................................           N/A             N/A          $ 10.154
o End of period ..........................................................           N/A             N/A            14.665
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A                 5
---------------------------------------------------------------------------        --------         ------        --------
Lincoln VIP Money Market Fund Accumulation unit value
o Beginning of period ....................................................         $  9.997          N/A          $  9.990
o End of period ..........................................................            9.990          N/A             9.899
Number of accumulation units
o End of period (000's omitted) ..........................................               15          N/A                76
---------------------------------------------------------------------------        --------         ------        --------
Lincoln VIP Social Awareness Fund Accumulation unit value
o Beginning of period ....................................................           N/A             N/A          $ 12.083
o End of period ..........................................................           N/A             N/A            13.630
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A                14
---------------------------------------------------------------------------        --------         ------        --------
MFS VIT Capital Opportunities Series Accumulation unit value
o Beginning of period ....................................................           N/A             N/A          $ 12.219
o End of period ..........................................................           N/A             N/A            13.326
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A                 2
---------------------------------------------------------------------------        --------         ------        --------

                                                                             A-3

                                                                                     2002                    2003
                                                                                --------------      ----------------------
                                                                                          With        With            With
                                                                                         EGMDB         GOP           EGMDB
                                                                                --------------      ------      ----------
MFS VIT Emerging Growth Series Accumulation unit value
o Beginning of period ....................................................         $ 10.710          N/A         $10.198
o End of period ..........................................................           10.198          N/A          13.041
Number of accumulation units
o End of period (000's omitted) ..........................................                1*         N/A               7
---------------------------------------------------------------------------        --------         ------       -------
MFS VIT Total Return Series Accumulation unit value
o Beginning of period ....................................................         $ 10.594          N/A         $10.399
o End of period ..........................................................           10.399          N/A          11.872
Number of accumulation units
o End of period (000's omitted) ..........................................                1          N/A              73
---------------------------------------------------------------------------        --------         ------       -------
MFS VIT Utilities Series Accumulation unit value
o Beginning of period ....................................................         $ 10.967          N/A         $11.381
o End of period ..........................................................           11.381          N/A          15.184
Number of accumulation units
o End of period (000's omitted) ..........................................                7          N/A              14
---------------------------------------------------------------------------        --------         ------       -------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
o Beginning of period ....................................................         $ 10.257          N/A         $ 9.949
o End of period ..........................................................            9.949          N/A          12.540
Number of accumulation units
o End of period (000's omitted) ..........................................                1          N/A              24
---------------------------------------------------------------------------        --------         ------       -------
Neuberger Berman AMT Regency Portfolio Accumulation unit value
o Beginning of period ....................................................           N/A             N/A         $10.131
o End of period ..........................................................           N/A             N/A          13.980
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A               3
---------------------------------------------------------------------------        --------         ------       -------
Putnam VT Growth & Income Fund Accumulation unit value
o Beginning of period ....................................................           N/A             N/A         $ 9.641
o End of period ..........................................................           N/A             N/A          13.542
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A               4
---------------------------------------------------------------------------        --------         ------       -------
Putnam VT Health Sciences Fund Accumulation unit value
o Beginning of period ....................................................           N/A             N/A         $10.812
o End of period ..........................................................           N/A             N/A          11.331
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A               1
---------------------------------------------------------------------------        --------         ------       -------
Scudder VIT EAFE Equity Index Fund Accumulation unit value
o Beginning of period ....................................................         $ 10.435          N/A         $10.422
o End of period ..........................................................           10.422          N/A          13.679
Number of accumulation units
o End of period (000's omitted) ..........................................                1*         N/A               2
---------------------------------------------------------------------------        --------         ------       -------
Scudder VIT Equity 500 Index Fund Accumulation unit value
o Beginning of period ....................................................         $ 10.751          N/A         $10.456
o End of period ..........................................................           10.456          N/A          13.188
Number of accumulation units
o End of period (000's omitted) ..........................................                1*         N/A               6
---------------------------------------------------------------------------        --------         ------       -------
Scudder VIT Small Cap Index Fund Accumulation unit value
o Beginning of period ....................................................           N/A             N/A         $11.920
o End of period ..........................................................           N/A             N/A          15.958
Number of accumulation units
o End of period (000's omitted) ..........................................           N/A             N/A               1
---------------------------------------------------------------------------        --------         ------       -------

* Units less than 500 were rounded up to 1,000.
A-4

Lincoln ChoicePlus II Bonus
Lincoln Life & Annuity Variable
Annuity Account N   (Registrant)
Lincoln Life & Annuity Company of New York   (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus II Bonus prospectus of Lincoln Life & Annuity Variable Annuity Account N dated May 1, 2004. You may obtain a copy of the Lincoln ChoicePlus II Bonus prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
Table of Contents

Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Interest Adjustment Example                          B-2
Annuity payouts                                      B-4

Item                                                  Page
Determination of accumulation and annuity unit
value                                                B-6
Advertising and sales literature                     B-6
Additional services                                  B-7
Other information                                    B-9
Financial statements                                 B-9

This SAI is not a prospectus.
The date of this SAI is May 1, 2004.
Special terms
The special terms used in this SAI are the ones defined in the prospectus. Services
Independent auditors
The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing elsewhere in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.
Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with the Delaware
Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal underwriter
Lincoln Financial Advisors Corporation (LFA), an affiliate of ours, serves as principal underwriter for the contracts, as described in the prospectus. LFA is a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Lincoln Sales Representatives and sales representatives of Selling Firms are appointed as our insurance agents. LFA paid $3,801,133, $3,315,352, and $3,485,310 to Lincoln Sales Representatives and Selling Firms in 2001, 2002, and 2003, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.
Purchase of securities being offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and other deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.
                                                                             B-2
                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES

         Single Premium .................      $50,000
         Premium taxes ..................      None
         Withdrawals ....................      None
         Guaranteed Period ..............      5 years
         Guaranteed Interest Rate .......      3.50%
         Annuity Date ...................      Age 70
         Index Rate A ...................      3.50%
         Index Rate B ...................      4.00% End of contract year 1
                                               3.50% End of contract year 2
                                               3.00% End of contract year 3
                                               2.00% End of contract year 4
                                               0.50% Percentage adjustment to B

  Formula                      (1 + Index A)n
                        -----------------------------
                                                           -1
                        (1 + Index B + % Adjustment)

                          SURRENDER VALUE CALCULATION

                                                      (3)
                     (1)            (2)               Adjusted
                     Annuity        Index Rate        Annuity
Contract Year        Value          Factor            Value
---------------      ---------      ------------      ----------
  1 ...........      $51,710         0.962268         $49,759
  2 ...........      $53,480         0.985646         $52,712
  3 ...........      $55,312         1.000000         $55,312
  4 ...........      $57,208         1.009756         $57,766
  5 ...........      $59,170            N/A           $59,170
                     (4)            (5)               (6)              (7)
                     Minimum        Greater of        Surrender        Surrender
Contract Year        Value          (3) & (4)         Charge           Value
---------------      ---------      ------------      -----------      ----------
  1 ...........      $50,710        $50,710           $4,250           $46,460
  2 ...........      $51,431        $52,712           $4,250           $48,462
  3 ...........      $52,162        $55,312           $4,000           $51,312
  4 ...........      $52,905        $57,766           $3,500           $54,266
  5 ...........      $53,658        $59,170           $3,000           $56,170

                           ANNUITY VALUE CALCULATION

                          BOY*                                                  Annual                  EOY**
                          Annuity                 Guaranteed                    Account                 Annuity
Contract Year             Value                   Interest Rate                 Fee                     Value
--------------------      ---------               ---------------               ---------               ----------
  1 ................      $50,000        x            1.035            -        $40            =        $51,710
  2 ................      $51,710        x            1.035            -        $40            =        $53,480
  3 ................      $53,480        x            1.035            -        $40            =        $55,312
  4 ................      $55,312        x            1.035            -        $40            =        $57,208
  5 ................      $57,208        x            1.035            -        $40            =        $59,170

                          SURRENDER CHARGE CALCULATION

                          Surrender
                          Charge                                           Surrender
Contract Year             Factor                   Deposit                 Charge
--------------------      ----------               ---------               ----------
  1 ................           8.5%       x        $50,000        =        $4,250
  2 ................           8.5%       x        $50,000        =        $4,250
  3 ................           8.0%       x        $50,000        =        $4,000
  4 ................           7.0%       x        $50,000        =        $3,500
  5 ................           6.0%       x        $50,000        =        $3,000

B-3
                             INDEX RATE FACTOR CALCULATION

Contract Year            Index A         Index B         Adj Index B         N           Result
------------------       ---------       ---------       -------------       -----       ---------
  1 ..............        3.50%           4.00%             4.50%             4          0.962268
  2 ..............        3.50%           3.50%             4.00%             3          0.985646
  3 ..............        3.50%           3.00%             3.50%             2          1.000000
  4 ..............        3.50%           2.00%             2.50%             1          1.009756
  5 ..............        3.50%            N/A               N/A             N/A            N/A

                           MINIMUM VALUE CALCULATION

                                                   Minimum                       Annual
                                                   Guaranteed                    Account                 Minimum
Contract Year                                      Interest Rate                 Fee                     Value
--------------------                               ---------------               ---------               ----------
  1 ................      $50,000         x            1.015            -        $40            =        $50,710
  2 ................      $50,710         x            1.015            -        $40            =        $51,431
  3 ................      $51,431         x            1.015            -        $40            =        $52,162
  4 ................      $52,162         x            1.015            -        $40            =        $52,905
  5 ................      $52,905         x            1.015            -        $40            =        $53,658

                               * BOY = beginning of year
                                          ** EOY = end of year
Annuity payouts
Variable annuity payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.
In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter. These steps are explained below.
The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity
Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will
                                                                             B-4
vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.
The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table. The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Proof of age, sex and survival
We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
i4LIFE (Reg. TM) Advantage
During the Access Period for non-Qualified contracts, regular income payments will be determined on the basis of:
 o the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected);
 o the annuity factor for the i4LIFE (Reg. TM) Advantage or Income4Life (Reg.
   TM) Solution selected; and
 o the investment results of the fixed and/or variable subaccounts selected. During the Access Period for IRA contracts, regular income payments will be determined on the basis of:
 o the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment;
 o the annuity factor for the i4LIFE (Reg. TM) Advantage or Income4Life (Reg.
   TM) Solution selected; and
 o the investment results of the fixed and/or variable subaccounts selected.
For non-qualified contracts, the initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.
For IRA contracts, the initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.
The annuity factors are based on whether the i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution is selected, an assumed investment return of either 3%, 4% or 5% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.
The assumed interest rate is the measuring point for subsequent regular income payments. If the actual net investment rate (annualized) for the contract,whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly. We may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.
At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.
B-5
Determination of accumulation and annuity unit value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series. Advertising and sales literature
As set forth in the prospectus, we may refer to the following indexes and organizations (and others) in our marketing materials:
A.M. Best's Rating System - is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which we intend to refer.
Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.
EAFE Index - is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.
FITCH - provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.
Lehman Brothers Aggregate Bond Index - Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.
Lehman Brothers Government/Corporate Bond Index - This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.
Lehman Brothers Government Intermediate Bond Index - Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S.
government) with maturities between one and 9.99 years.
Lipper Variable Insurance Products Performance Analysis Service - is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.
Merrill Lynch High Yield Master Index - This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Moody's - insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted. Morgan Stanley Emerging Markets Free Index - A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.
Morgan Stanley Pacific Basin (Ex-Japan) Index - An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.
                                                                             B-6
Morgan Stanley World Capital International World Index - A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.
Morningstar - is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.
Nareit Equity Reit Index - All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.
NASDAQ-OTC Price Index - this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.
Russell 1000 Index - Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.
Russell 2000 Index - Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.
Russell 3000 Index - Russell 3000 (Reg. TM) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2003, the average firm's stock value in the index was $5.1 billion; the median was $791.1 million. The range of stock value was from $520 billion to $178 million.
Salomon Brothers 90 Day Treasury-Bill Index - Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.
Salomon Brothers World Government Bond (Non US) Index - A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany,
Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.
Standard & Poor's insurance claims - paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.
Standard and Poor's Index (S&P 400) - Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.
Standard & Poor's 500 Index - A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.
Standard and Poor's Utilities Index - The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.
VARDS (Variable Annuity Research and Data Service) - provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.
In our advertisements and other sales literature for the VAA and the funds, we intend to illustrate the advantages of the contracts in a number of ways:
Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.
Additional services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
B-7
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended.
The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.
Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.
Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $107 billion and had consolidated revenues of $5.3 billion in 2003. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.
Lincoln New York's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln New York serves. As of the date of this SAI, Lincoln New York was serving over 200 employers and more than 40,000 individuals.
Lincoln New York's assets, size. Lincoln New York may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2003 Lincoln New York had total assets of approximately $3.3 billion.
                                                                             B-8
Other information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial statements
Financial statements of the VAA and of Lincoln New York appear on the following pages.
B-9

Lincoln ChoicePlus Assurance (Bonus)
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts
Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnRetirement.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-888-868-2583
This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York. It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.
The minimum initial purchase payment for the contract is $10,000 . Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments, bonus credits and persistency credits are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.
We do offer variable annuity contracts that have lower fees. Expenses for contracts offering a bonus or persistency credit may be higher. Because of this, the amount of the bonus or persistency credits may, over time, be offset by additional fees and charges.
You should carefully consider whether or not this contract is the best product for you.
All purchase payments, bonus credits and persistency credits for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.
The available funds are listed below:
AIM Variable Insurance Funds (Series II):
     AIM V.I. Growth Fund **
     AIM V.I. International Growth Fund **
     AIM V.I. Premier Equity Fund **
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Growth and Income Portfolio
     AllianceBernstein Premier Growth Portfolio
     AllianceBernstein Small Cap Value Portfolio
     AllianceBernstein Technology Portfolio
American Century Variable Products (Class II):
     American Century VP Inflation Protection Fund *
American Funds Insurance SeriesSM (Class 2):
     American Funds Global Growth Fund *
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
                                                                               1
Delaware VIP Trust (Service Class):
     Delaware VIP Diversified Income Series *
     Delaware VIP Emerging Markets Series *
     Delaware VIP High Yield Series
     Delaware VIP Large Cap Value Series
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Small Cap Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio
     Janus Aspen Mid Cap Growth Portfolio
     Janus Aspen Worldwide Growth Portfolio **
Lincoln Variable Insurance Products Trust (Service Class):
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Global Asset Allocation Fund
     Lincoln VIP International Fund
     Lincoln VIP Money Market Fund
     Lincoln VIP Social Awareness Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Capital Opportunities Series
     MFS (Reg. TM) VIT Emerging Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust:
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Growth and Income Fund **
     Putnam VT Health Sciences Fund **
Scudder Investment VIT Funds (Class B):
     Scudder VIT EAFE Equity Index Fund
     Scudder VIT Equity 500 Index Fund
     Scudder VIT Small Cap Index Fund
* These funds will be available for allocations of purchase payments or contract value on or around May 24, 2004. Check with your investment representative regarding availability.
** These funds will not be offered in contracts issued on or after May 24,
2004.
This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
May 1, 2004
2
Table of Contents

Item                                                                            Page
Special terms                                                                    4
Expense tables                                                                   5
Summary of common questions                                                      8
Lincoln Life & Annuity Company of New York                                      10
Variable annuity account (VAA)                                                  10
Investments of the variable annuity account                                     11
Charges and other deductions                                                    15
The contracts                                                                   18
 Purchase payments                                                              19
 Bonus credits                                                                  19
 Persistency credits                                                            19
 Transfers on or before the annuity commencement date                           20
 Death benefit                                                                  22
 Principal SecuritySM Benefit                                                   24
 Surrenders and withdrawals                                                     26
 i4LIFE (Reg. TM) Advantage                                                     28
 Annuity payouts                                                                31
 Fixed side of the contract                                                     32
Federal tax matters                                                             33
Additional information                                                          37
 Voting rights                                                                  37
 Return privilege                                                               38
 Other information                                                              38
 Legal proceedings                                                              38
Statement of Additional Information
Table of Contents for Lincoln New York Account N for Variable Annuities         39
Appendix A - Condensed financial information                                    A-1

                                                                               3
Special terms
In this prospectus, the following terms have the indicated meanings:
Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.
Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.
Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.
Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.
Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.
Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.
Bonus Credit - The additional amount credited to the contract for each purchase payment.
Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.
Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.
Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.
Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The contracts - Death benefit for a description of the various death benefit options.
i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.
Persistency credit - The additional amount credited to the contract after the fourteenth contract anniversary.
Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)
Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.
Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.
Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.
4
Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.
Contractowner Transaction Expenses:

  o        Surrender charge (as a percentage of purchase payments surrendered/withdrawn):        8.5%*
  o        Transfer charge:                                                                      $ 25**

*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions-Surrender charge.
**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Account Fee: $30*
Principal SecuritySM Benefit:
The annual charge is currently 0.45%** of the Guaranteed Amount as adjusted. The guaranteed annual maximum charge is 0.95% of the Guaranteed Amount as adjusted.
Separate Account Annual Expenses: (as a percentage of average daily net assets in the subaccounts):

                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.45%                     1.35%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.60%                     1.50%

* The account fee will be waived if your contract value is $100,000 or more at the end of any particular year. The account fee will be waived after the fifteenth contract year.
**This annual charge is deducted from the contract value on a quarterly basis.
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                      Minimum        Maximum
                                                     ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):           0.55%          1.89%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):         0.55%          1.75%

* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund fees and expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2005.
The following table shows the expenses charged by each fund for the year ended
  December 31, 2003:
(as a percentage of each fund's average net assets):

                                                            Management                    12b-1 Fees
                                                           Fees (before                   (before any
                                                           any waivers/                    waivers/
                                                          reimbursements)      +        reimbursements)      +
AIM V.I. Growth Fund (Series II) (1)                      0.63        %                 0.25        %
AIM V.I. International Growth Fund (Series II) (1)        0.75                          0.25
                                                                                                               Total
                                                                                                             Contractua
                                                                                                                 al
                                                          Other Expenses                Total Expenses        waivers/
                                                            (before any                   (before any        reimbursem
                                                             waivers/                      waivers/            ments
                                                          reimbursements)      =        reimbursements)       (if any)
AIM V.I. Growth Fund (Series II) (1)                      0.27        %                 1.15        %
AIM V.I. International Growth Fund (Series II) (1)        0.35                          1.35
                                                            Total
                                                           Expenses
                                                            (after
                                                          Contractua
                                                              al
                                                           waivers/
                                                          reimbursem
                                                            ments)
AIM V.I. Growth Fund (Series II) (1)
AIM V.I. International Growth Fund (Series II) (1)

                                                                               5

                                                                               Management
                                                                              Fees (before
                                                                              any waivers/
                                                                             reimbursements)      +
AIM V.I. Premier Equity Fund (Series II) (1)                                 0.61        %
AllianceBernstein Growth and Income Portfolio (class B) (2)                  0.63
AllianceBernstein Premier Growth Portfolio (class B) (2)                     1.00
AllianceBernstein Small Cap Value Portfolio (class B) (2)                    1.00
AllianceBernstein Technology Portfolio (class B) (2)                         1.00
American Century VP II Inflation Protection (Class II)                       0.50
American Funds Global Growth Fund (class 2)                                  0.66
American Funds Global Small Capitalization Fund (class 2)                    0.80
American Funds Growth Fund (class 2)                                         0.37
American Funds Growth-Income Fund (class 2)                                  0.33
American Funds International Fund (class 2)                                  0.57
Delaware VIP Diversified Income Series(Service Class) (5)                    0.65
Delaware VIP Emerging Markets Series(Service Class) (6)                      1.25
Delaware VIP High Yield Series (Service class) (3)                           0.65
Delaware VIP Large Cap Value Series (Service class) (3)                      0.65
Delaware VIP REIT Series (Service class) (4)                                 0.75
Delaware VIP Small Cap Value Series (Service class) (4)                      0.75
Delaware VIP Trend Series (Service class) (4)                                0.75
Delaware VIP U.S. Growth Series (Service class) (3)                          0.65
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)                0.58
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service class 2)             0.48
Fidelity (Reg. TM) VIP Growth Portfolio (Service class 2)                    0.58
Fidelity (Reg. TM) VIP Overseas Portfolio (Service class 2)                  0.73
FTVIPT Franklin Small Cap Fund (class 2) (7)                                 0.51
FTVIPT Templeton Growth Securities Fund (class 2)                            0.81
Janus Aspen Mid Cap Growth Portfolio (Service class)                         0.65
Janus Aspen Balanced Portfolio (Service class)                               0.65
Janus Aspen Worldwide Growth Portfolio (Service class)                       0.65
Lincoln VIP Aggressive Growth Fund (Service class)                           0.74
Lincoln VIP Bond Fund (Service class)                                        0.37
Lincoln VIP Capital Appreciation Fund (Service class)                        0.73
Lincoln VIP Global Asset Allocation Fund (Service class)                     0.74
Lincoln VIP International Fund (Service class)                               0.85
Lincoln VIP Money Market Fund (Service class)                                0.42
Lincoln VIP Social Awareness Fund (Service class)                            0.36
MFS (Reg. TM) VIT Capital Opportunities Series (Service class) (8)(9)        0.75
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service class) (9)           0.75
MFS (Reg. TM) VIT Trust Total Return Series (Service class)(9)               0.75
MFS (Reg. TM) VIT Trust Utilities Series (Service class) (9)                 0.75
Neuberger Berman AMT Mid-Cap Growth Portfolio                                0.84
Neuberger Berman AMT Regency Portfolio                                       0.85
Putman VT Growth & Income Fund (class 1B)                                    0.48
Putman VT Health Sciences Fund (class 1B)                                    0.70
Scudder VIT EAFE Equity Index Fund (class B) (10)                            0.45
Scudder VIT Equity 500 Index Fund (class B) (11)                             0.20
                                                                               12b-1 Fees                  Other Expenses
                                                                               (before any                   (before any
                                                                                waivers/                      waivers/
                                                                             reimbursements)      +        reimbursements)
AIM V.I. Premier Equity Fund (Series II) (1)                                 0.25        %                 0.24        %
AllianceBernstein Growth and Income Portfolio (class B) (2)                  0.25                          0.03
AllianceBernstein Premier Growth Portfolio (class B) (2)                     0.25                          0.05
AllianceBernstein Small Cap Value Portfolio (class B) (2)                    0.25                          0.28
AllianceBernstein Technology Portfolio (class B) (2)                         0.25                          0.12
American Century VP II Inflation Protection (Class II)                       0.25                          0.01
American Funds Global Growth Fund (class 2)                                  0.25                          0.04
American Funds Global Small Capitalization Fund (class 2)                    0.25                          0.03
American Funds Growth Fund (class 2)                                         0.25                          0.02
American Funds Growth-Income Fund (class 2)                                  0.25                          0.01
American Funds International Fund (class 2)                                  0.25                          0.06
Delaware VIP Diversified Income Series(Service Class) (5)                    0.30                          0.94
Delaware VIP Emerging Markets Series(Service Class) (6)                      0.30                          0.33
Delaware VIP High Yield Series (Service class) (3)                           0.30                          0.12
Delaware VIP Large Cap Value Series (Service class) (3)                      0.30                          0.10
Delaware VIP REIT Series (Service class) (4)                                 0.30                          0.11
Delaware VIP Small Cap Value Series (Service class) (4)                      0.30                          0.11
Delaware VIP Trend Series (Service class) (4)                                0.30                          0.09
Delaware VIP U.S. Growth Series (Service class) (3)                          0.30                          0.10
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)                0.25                          0.10
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service class 2)             0.25                          0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service class 2)                    0.25                          0.09
Fidelity (Reg. TM) VIP Overseas Portfolio (Service class 2)                  0.25                          0.18
FTVIPT Franklin Small Cap Fund (class 2) (7)                                 0.25                          0.29
FTVIPT Templeton Growth Securities Fund (class 2)                            0.25                          0.07
Janus Aspen Mid Cap Growth Portfolio (Service class)                         0.25                          0.02
Janus Aspen Balanced Portfolio (Service class)                               0.25                          0.02
Janus Aspen Worldwide Growth Portfolio (Service class)                       0.25                          0.06
Lincoln VIP Aggressive Growth Fund (Service class)                           0.25                          0.12
Lincoln VIP Bond Fund (Service class)                                        0.25                          0.07
Lincoln VIP Capital Appreciation Fund (Service class)                        0.25                          0.08
Lincoln VIP Global Asset Allocation Fund (Service class)                     0.00                          0.32
Lincoln VIP International Fund (Service class)                               0.25                          0.16
Lincoln VIP Money Market Fund (Service class)                                0.25                          0.11
Lincoln VIP Social Awareness Fund (Service class)                            0.25                          0.07
MFS (Reg. TM) VIT Capital Opportunities Series (Service class) (8)(9)        0.25                          0.19
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service class) (9)           0.25                          0.12
MFS (Reg. TM) VIT Trust Total Return Series (Service class)(9)               0.25                          0.09
MFS (Reg. TM) VIT Trust Utilities Series (Service class) (9)                 0.25                          0.17
Neuberger Berman AMT Mid-Cap Growth Portfolio                                0.00                          0.04
Neuberger Berman AMT Regency Portfolio                                       0.00                          0.31
Putman VT Growth & Income Fund (class 1B)                                    0.25                          0.05
Putman VT Health Sciences Fund (class 1B)                                    0.25                          0.14
Scudder VIT EAFE Equity Index Fund (class B) (10)                            0.25                          0.67
Scudder VIT Equity 500 Index Fund (class B) (11)                             0.25                          0.10
                                                                                      Total Expenses
                                                                                        (before any
                                                                                         waivers/
                                                                             =        reimbursements)
AIM V.I. Premier Equity Fund (Series II) (1)                                          1.10        %
AllianceBernstein Growth and Income Portfolio (class B) (2)                           0.91
AllianceBernstein Premier Growth Portfolio (class B) (2)                              1.30
AllianceBernstein Small Cap Value Portfolio (class B) (2)                             1.53
AllianceBernstein Technology Portfolio (class B) (2)                                  1.37
American Century VP II Inflation Protection (Class II)                                0.76
American Funds Global Growth Fund (class 2)                                           0.95
American Funds Global Small Capitalization Fund (class 2)                             1.08
American Funds Growth Fund (class 2)                                                  0.64
American Funds Growth-Income Fund (class 2)                                           0.59
American Funds International Fund (class 2)                                           0.88
Delaware VIP Diversified Income Series(Service Class) (5)                             1.89
Delaware VIP Emerging Markets Series(Service Class) (6)                               1.88
Delaware VIP High Yield Series (Service class) (3)                                    1.07
Delaware VIP Large Cap Value Series (Service class) (3)                               1.05
Delaware VIP REIT Series (Service class) (4)                                          1.16
Delaware VIP Small Cap Value Series (Service class) (4)                               1.16
Delaware VIP Trend Series (Service class) (4)                                         1.14
Delaware VIP U.S. Growth Series (Service class) (3)                                   1.05
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)                         0.93
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service class 2)                      0.82
Fidelity (Reg. TM) VIP Growth Portfolio (Service class 2)                             0.92
Fidelity (Reg. TM) VIP Overseas Portfolio (Service class 2)                           1.16
FTVIPT Franklin Small Cap Fund (class 2) (7)                                          1.05
FTVIPT Templeton Growth Securities Fund (class 2)                                     1.13
Janus Aspen Mid Cap Growth Portfolio (Service class)                                  0.92
Janus Aspen Balanced Portfolio (Service class)                                        0.92
Janus Aspen Worldwide Growth Portfolio (Service class)                                0.96
Lincoln VIP Aggressive Growth Fund (Service class)                                    1.11
Lincoln VIP Bond Fund (Service class)                                                 0.69
Lincoln VIP Capital Appreciation Fund (Service class)                                 1.06
Lincoln VIP Global Asset Allocation Fund (Service class)                              1.06
Lincoln VIP International Fund (Service class)                                        1.26
Lincoln VIP Money Market Fund (Service class)                                         0.78
Lincoln VIP Social Awareness Fund (Service class)                                     0.68
MFS (Reg. TM) VIT Capital Opportunities Series (Service class) (8)(9)                 1.19
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service class) (9)                    1.12
MFS (Reg. TM) VIT Trust Total Return Series (Service class)(9)                        1.09
MFS (Reg. TM) VIT Trust Utilities Series (Service class) (9)                          1.17
Neuberger Berman AMT Mid-Cap Growth Portfolio                                         0.88
Neuberger Berman AMT Regency Portfolio                                                1.16
Putman VT Growth & Income Fund (class 1B)                                             0.78
Putman VT Health Sciences Fund (class 1B)                                             1.09
Scudder VIT EAFE Equity Index Fund (class B) (10)                                     1.37
Scudder VIT Equity 500 Index Fund (class B) (11)                                      0.55
                                                                                                      Total Expenses
                                                                                    Total                 (after
                                                                                 Contractual           Contractual
                                                                                  waivers/               waivers/
                                                                               reimbursements         reimbursements
                                                                                  (if any)                  s)
AIM V.I. Premier Equity Fund (Series II) (1)
AllianceBernstein Growth and Income Portfolio (class B) (2)
AllianceBernstein Premier Growth Portfolio (class B) (2)
AllianceBernstein Small Cap Value Portfolio (class B) (2)
AllianceBernstein Technology Portfolio (class B) (2)
American Century VP II Inflation Protection (Class II)
American Funds Global Growth Fund (class 2)
American Funds Global Small Capitalization Fund (class 2)
American Funds Growth Fund (class 2)
American Funds Growth-Income Fund (class 2)
American Funds International Fund (class 2)
Delaware VIP Diversified Income Series(Service Class) (5)                    (0.84)          %        1.05        %
Delaware VIP Emerging Markets Series(Service Class) (6)                      (0.13)                   1.75
Delaware VIP High Yield Series (Service class) (3)                           (0.05)                   1.02
Delaware VIP Large Cap Value Series (Service class) (3)                      (0.05)                   1.00
Delaware VIP REIT Series (Service class) (4)                                 (0.05)                   1.11
Delaware VIP Small Cap Value Series (Service class) (4)                      (0.05)                   1.11
Delaware VIP Trend Series (Service class) (4)                                (0.05)                   1.09
Delaware VIP U.S. Growth Series (Service class) (3)                          (0.05)                   1.00
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Service class 2)
Fidelity (Reg. TM) VIP Growth Portfolio (Service class 2)
Fidelity (Reg. TM) VIP Overseas Portfolio (Service class 2)
FTVIPT Franklin Small Cap Fund (class 2) (7)                                 (0.04)                   1.01
FTVIPT Templeton Growth Securities Fund (class 2)
Janus Aspen Mid Cap Growth Portfolio (Service class)
Janus Aspen Balanced Portfolio (Service class)
Janus Aspen Worldwide Growth Portfolio (Service class)
Lincoln VIP Aggressive Growth Fund (Service class)
Lincoln VIP Bond Fund (Service class)
Lincoln VIP Capital Appreciation Fund (Service class)
Lincoln VIP Global Asset Allocation Fund (Service class)
Lincoln VIP International Fund (Service class)
Lincoln VIP Money Market Fund (Service class)
Lincoln VIP Social Awareness Fund (Service class)
MFS (Reg. TM) VIT Capital Opportunities Series (Service class) (8)(9)        (0.04)                   1.15
MFS (Reg. TM) VIT Trust Emerging Growth Series (Service class) (9)
MFS (Reg. TM) VIT Trust Total Return Series (Service class)(9)
MFS (Reg. TM) VIT Trust Utilities Series (Service class) (9)
Neuberger Berman AMT Mid-Cap Growth Portfolio
Neuberger Berman AMT Regency Portfolio
Putman VT Growth & Income Fund (class 1B)
Putman VT Health Sciences Fund (class 1B)
Scudder VIT EAFE Equity Index Fund (class B) (10)                            (0.47)                   0.90
Scudder VIT Equity 500 Index Fund (class B) (11)

6

                                                         Management                    12b-1 Fees
                                                        Fees (before                   (before any
                                                        any waivers/                    waivers/
                                                       reimbursements)      +        reimbursements)
Scudder VIT Small Cap Index Fund (class B) (12)        0.35        %                 0.25        %
                                                                                                                     Total
                                                                                                                   Contractua
                                                                                                                       al
                                                                Other Expenses                Total Expenses        waivers/
                                                                  (before any                   (before any        reimbursem
                                                                   waivers/                      waivers/            ments
                                                       +        reimbursements)      =        reimbursements)       (if any)
Scudder VIT Small Cap Index Fund (class B) (12)                 0.27        %                 0.87        %        (0.17)
                                                       Tot
                                                       tal               tal
                                                       Con
                                                       ntr
                                                       rac
                                                       ctu
                                                       ual               ual
                                                       wai
                                                       ive
                                                       ers
                                                       s/                s/
                                                       rei
                                                       imb
                                                       bur
                                                       rse
                                                       eme
                                                       ent
                                                       ts                ts
                                                       (i
                                                       if
                                                        any
                                                        )                 )
Scudder VIT Small Cap Index Fund (class B) (12)        %        0.70        %

(1) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Expenses have been restated
     to reflect current expenses.
(2) Total expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total expenses are as follows: VP Growth and Income (0.55%, 0.83%); VP Premier Growth (0.75%, 1.05%); VP Small Cap
     Value (0.75%, 1.28%); VP Technology (0.75%, 1.12%).
(3) For the period May 1, 2002 through April 30, 2004, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.80%. Effective May 1, 2004 through April 30, 2005, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service
     Class shares 12b-1 fee to no more than 0.25%.
(4) For the period May 1, 2002 through April 30, 2004, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service
     Class shares 12b-1 fee to no more than 0.25%.
(5) For the period May 1, 2002 through April 30, 2004, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 1.59%. Effective May 1, 2004 through April 30, 2005, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.80%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service
     Class shares 12b-1 fee to no more than 0.25%.
(6) For the period May 1, 2002 through April 30, 2004, the adviser contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 1.50%. Effective May 1, 2004 through April 30, 2005, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 1.50%. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service
     Class shares 12b-1 fee to no more than 0.25%.
(7) The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This arrangement will continue for as long as the Fund invests in the Money Fund.
(8) MFS has contractually agreed, subject to reimbursement to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described in Footnote 9), do not exceed 0.15% annually. This contractual arrangements may not be changed without approval of the Board of Trustees which oversees the series. The reimbursement agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series.
(9) Each series has a voluntary expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. This arrangement can be discontinued at anytime. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses" would be lower for each series and would equal 1.11% Emerging Growth and 1.16% Utilities. There were no fee reductions for the Capital Opportunities and Total Return Series.
(10) Pursuant to their respective agreements with Scudder VIT Funds, the manager, the underwriter and the accounting agent have contractually agreed for the one year period commencing on May 1, 2004 to limit their respective fees and to reimburse other expenses to the extent necessary to limit total expenses to 0.90%.
(11) Pursuant to their respective agreements with Scudder VIT Funds, the manager, the underwriter and the accounting agent have contractually agreed for the one year period commencing on May 1, 2004 to limit their respective fees and to reimburse other expenses to the extent necessary to limit total expenses to 0.55%.
(12) Pursuant to their respective agreements with Scudder VIT Funds, the manager, the underwriter and the accounting agent have contractually agreed for the one year period commencing on May 1, 2004 to limit their respective fees and to reimburse other expenses to the extent necessary to limit total expenses to 0.70%.
For information concerning compensation paid for the sale of the contracts, see Distribution of the contracts.
                                                                               7
EXAMPLES
This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Principal SecuritySM Benefit are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:

   1 year         3 years        5 years        10 years
-----------      ---------      ---------      ---------
   $1,250         $2,015         $2,651         $4,242

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $400        $1,215         $2,051         $4,242

For more information, see Charges and other deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts - i4LIFE (Reg. TM) Advantage and Annuity payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of common questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The contracts.
What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.
What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits to buy shares in one or more of the investment options. See Investments of the variable annuity account - Description of the funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account - Description of the funds.
How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you receive bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.
What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.5% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and other deductions-Surrender charge.
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.
We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.
We charge an account fee of $30 on any contract anniversary if the contract value is less than $100,000. This account fee will be waived after the fifteenth contract year. See Charges and other deductions.
8
We apply a charge to the daily net asset value of the VAA and those charges are:

                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.45%                     1.35%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.60%                     1.50%

See Charges and other deductions.
The charge for the Principal SecuritySM Benefit is currently equal to an annual rate of 0.45% of the Guaranteed Amount deducted on a quarterly basis. If you elect to reset your Guaranteed Amount, we reserve the right to increase the charge up to the current charge in effect at the time of the reset which will not be more than 0.95%. See Charges and other deductions.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed side of the contract.
Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The contracts and Annuity payouts.
For information about the compensation we pay for sales of contracts, see The contracts - Distribution of the contracts.
What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts - Purchase payments.
What is a bonus credit and a persistency credit? When purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. The bonus credit percentage will vary based on the owner's cumulative purchase payments, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments.
See The contracts - Bonus credits.
A persistency credit of .05% of contract value less purchase payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The contracts - Persistency credits.
We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the fourteenth contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.
How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - Annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.
What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg.
TM) Advantage death benefit you choose.
What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The contracts - Death benefit.
May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The contracts - Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.
                                                                               9
What is the Principal SecuritySM Benefit? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and its corresponding bonus credit (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return privilege.
Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values. Investment results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. Financial statements
The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Lincoln Life & Annuity Company of New York
Lincoln New York is a New York-domiciled life insurance company founded on June 6, 1996. Lincoln New York is a subsidiary of The Lincoln National Life
Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.
Variable annuity account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).
The SEC does not supervise the VAA or Lincoln New York. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.
10
Investments of the variable annuity account
You decide the subaccount(s) to which you allocate purchase payments. Bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. Investment Advisers
As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.
With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). As of the date of this prospectus, we were receiving compensation from each fund company.
Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

 FUND NAME         FUND DESCRIPTION         MANAGER

 AIM V.I. Growth Fund         Capital appreciation         AIM Advisors, Inc.

 AIM V.I. International         Long-term growth         AIM Advisors, Inc.
Growth Fund

 AIM V.I. Premier Equity         Long-term growth         AIM Advisors, Inc.
Fund

 AllianceBernstein         Growth and Income         Alliance Capital
Growth and Income                                   Management, L.P.
Portfolio

 AllianceBernstein         Capital Appreciation         Alliance Capital
Premier Growth                                         Management, L.P.
Portfolio

 AllianceBernstein Small         Long-term growth         Alliance Capital
Cap Value Portfolio                                      Management, L.P.

 AllianceBernstein           Maximum capital appreciation         Alliance Capital
Technology Portfolio                                             Management, L.P.

 American Century VP         Inflation Protection         American Century
Inflation Protection

                                                                              11

 American Funds Global         Long-term growth         Capital Research and
Growth                                                 Management Company

 American Funds Global         Long-term growth         Capital Research and
Small Capitalization                                   Management Company
Fund

 American Funds Growth         Long-term growth         Capital Research and
Fund                                                   Management Company

 American Funds            Growth and income         Capital Research and
Growth-Income Fund                                  Management Company

 American Funds            Long-term Growth         Capital Research and
International Fund                                 Management Company

 Delaware VIP              Total Return         Delaware Management
Diversified Income                             Company
Series

 Delaware VIP Emerging         Capital Appreciation         Delaware Management
Markets Series                                             Company

 Delaware VIP High Yield         Capital Appreciation         Delaware Management
Series                                                       Company

 Delaware VIP Large Cap         Growth and Income         Delaware Management
Value Series                                             Company

 Delaware VIP REIT         Total Return         Delaware Management
Series                                         Company

 Delaware VIP Small Cap         Capital Appreciation         Delaware Management
Value Series                                                Company

 Delaware VIP Trend         Capital Appreciation         Delaware Management
Series                                                  Company

 Delaware VIP U.S.         Capital Appreciation         Delaware Management
Growth Series                                          Company

 Fidelity (Reg. TM) VIP                Long-term capital appreciation.         Fidelity Management
Contrafund (Reg. TM) Portfolio                                                and Research Company

 Fidelity (Reg. TM) VIP         Reasonable Income         Fidelity Management
Equity-Income Portfolio                                  and Research Company

 Fidelity (Reg. TM) VIP Growth         Capital appreciation.         Fidelity Management
Portfolio                                                           and Research Company

 Fidelity (Reg. TM) VIP Overseas         Long-term growth         Fidelity Management
Portfolio                                                        and Research Company

12

 FTVIPT Franklin Small         Long-term growth         Franklin Advisers, Inc.
Cap Fund

 FTVIPT Templeton              Long-term growth         Templeton Global
Growth Securities Fund                                 Advisors Limited

 Janus Aspen Balanced         Long-term growth and current income         Janus Capital
Portfolio                                                                Management LLC

 Janus Aspen Mid Cap         Long-term growth         Janus Capital
Growth Portfolio                                     Management LLC

 Janus Aspen Worldwide         Long-term growth         Janus Capital
Growth Portfolio                                       Management LLC

 Lincoln VIP Aggressive         Maximum capital appreciation         Delaware Management
Growth Fund                                                         Company Sub-advised
                                                                    by T. Rowe Price
                                                                    Associates, Inc.

 Lincoln VIP Bond Fund         Current Income         Delaware Management
                                                     Company

 Lincoln VIP Capital         Long-term growth         Delaware Management
Appreciation Fund                                    Company Sub-advised
                                                     by Janus Capital
                                                     Management LLC

 Lincoln VIP Global           Total Return         Delaware Management
Asset Allocation Fund                             Company Sub-advised
                                                  by UBS Global Asset
                                                  Management

 Lincoln VIP               Capital appreciation         Delaware Management
International Fund                                     Company Sub-advised
                                                       by Delaware
                                                       International Advisers
                                                       Ltd

 Lincoln VIP Money         Preservation of Capital         Delaware Management
Market Fund                                               Company

 Lincoln VIP Social         Capital appreciation         Delaware Management
Awareness Fund                                          Company

 MFS (Reg. TM) VIT Capital         Capital appreciation.         Massachusetts Financial
Opportunities Series                                            Services Company

 MFS (Reg. TM) VIT Emerging         Long-term growth         Massachusetts Financial
Growth Series                                               Services Company

 MFS (Reg. TM) VIT Total Return         Income and Growth         Massachusetts Financial
Series                                                           Services Company

                                                                              13

 MFS (Reg. TM) VIT Utilities         Growth and Income         Massachusetts Financial
Series                                                        Services Company

 Neuberger Berman AMT         Capital appreciation         Neuberger Berman
Mid-Cap Growth                                            Management, Inc.
Portfolio

 Neuberger Berman AMT         Long-term growth         Neuberger Berman
Regency Portfolio                                     Management, Inc.

 Putnam VT Growth &         Growth and income         Putnam Investment
Income Fund                                          Management, LLC

 Putnam VT Health         Capital appreciation         Putnam Investment
Sciences Fund                                         Management, LLC

 Scudder VIT EAFE         Capital appreciation         Deutsche Asset
Equity Index Fund                                     Management Inc.

 Scudder VIT Equity 500         Capital appreciation         Deutsche Asset
Index Fund                                                  Management Inc.

 Scudder VIT Small Cap         Capital appreciation         Deutsche Asset
Index Fund                                                 Management Inc.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds. Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.
Addition, deletion or substitution of investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contract owners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which
14
sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.
Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.
We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.
The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value; and
 o the risk that more owners than expected will qualify for waivers of the surrender charge.
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge are assessed to fully or partially recoup bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
                                                                              15
Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of:

                                                  With Enhanced                Guarantee of
                                                  Guaranteed Minimum           Principal Death
                                                  Death Benefit (EGMDB)        Benefit (GOP)
                                                  -----------------------      ----------------
o        Mortality and expense risk charge                1.45%                     1.35%
o        Administrative charge                            0.15%                     0.15%
                                                           ----                      ----
o        Total annual charge for each
         subaccount                                       1.60%                     1.50%

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:

                                                  Number of contract anniversaries since
                                                      purchase payment was invested
                                                 ----------------------------------------
                                                  0            1            2         3
      Surrender charge as a percentage of the    8.50%        8.50%        8%        7%
      surrendered or withdrawn purchase
      payments
                                                         Number of contract anniversaries since
                                                             purchase payment was invested
                                                 ------------------------------------------------------
                                                  4         5         6         7         8         9+
      Surrender charge as a percentage of the    6%        5%        4%        3%        2%        0%
      surrendered or withdrawn purchase
      payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the ninth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage or periodic payments made under any annuity payout option made available by us;
 o A surrender or withdrawal of any purchase payments, if such purchase payments were received more than 12 months prior to the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code and the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner;
 o A surrender or withdrawal of any purchase payments if such purchase payments were received more than 12 months prior to the admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments if such purchase payments were received more than 12 months prior to the diagnosis date of a terminal illness that is after the date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender or annuitization of bonus credits and persistency credits;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Annual Withdrawal Limit under the Principal SecuritySM Benefit, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis. Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
1. from purchase payments (on a FIFO basis) until exhausted; then
2. from earnings until exhausted; then
3. from bonus credits.
16
On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
1. from purchase payments (on a FIFO basis)to which a surrender charge no longer applies until exhausted; then
2. from earnings and persistency credits until exhausted; then
3. from bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
4. from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
5. from bonus credits attributable to purchase payments to which a surrender charge still applies.
We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.
If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account fee
During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.
Transfer fee
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.
Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.
Principal SecuritySM Benefit Charge. During the accumulation period, there is a charge for the Principal SecuritySM Benefit, if elected. The Rider charge is currently equal to an annual rate of 0.45% (0.1125% quarterly) and is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider quarterly from contract value, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider or the most recent reset date. This deduction will be made in proportion to the value in each subaccount on the valuation date the Rider charge is assessed. The charge will not apply to any portion of the Guaranteed Amount in the dollar cost averaging fixed account. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases because the charge is based on the Guaranteed Amount. If you purchase the Rider in the future, the charge may increase up to a maximum annual charge of 0.95%.
If you elect to reset the Guaranteed Amount, a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the reset. At the time of the reset, the Rider charge may increase to the charge in effect at that time, but it will never exceed the guaranteed maximum annual charge of 0.95%. After a reset, we will deduct the Rider charge for the reset Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. If you never reset your Guaranteed Amount, your percentage Rider charge will never change, although the amount we deduct for the charge will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the annuity commencement date or termination of the Rider. The pro-rata amount of the Rider cost will be deducted upon termination of the Rider or surrender of the contract.
After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider charge may be waived. On each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider (or on the most recent reset date); and (2) subsequent purchase payments and bonus credits, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.
Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.
                                                                              17
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%. Currently, there is no premium tax levied for New York residents. Other charges and deductions
The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed side of the contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage and Annuity payouts.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds. Additional information
The administrative charge, surrender or sales charges, and account fee, if applicable, described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The contracts
Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See
Distribution of the contracts.
When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial purchase payment and its corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit within two business days.
Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.
Replacement of existing insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender
18
charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. We reserve the right to limit purchase payments made to the contract.
Bonus credits
For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The bonus credit percentage is based on the owner's cumulative purchase payments at the time each purchase payment is made according to the following scale:

Cumulative Purchase Payments          Bonus Credit %
--------------------------------      ---------------
  Less than $100,000............           3.0%
  $100,000-$999,999.............           4.0%
  $1,000,000 or greater.........           5.0%

Your cumulative purchase payments at the time of a purchase payment are equal to the sum of (1) all prior purchase payments made to your contract; plus (2) the current purchase payment made to your contract; minus (3) all prior withdrawals of purchase payments from your contract.
If you make an additional purchase payment prior to the first anniversary of the contract date and that purchase payment increases the owner's cumulative purchase payments to a level that qualifies for a higher bonus credit percentage, then we will contribute an additional bonus credit into your contract at the time the subsequent purchase payment is made (it will not be contributed retroactively). The additional bonus credit is determined by multiplying the sum of the prior purchase payments by the additional bonus credit percentage (the difference between the percentage applicable to the subsequent purchase payment and the percentage applicable to prior purchase payments). This additional bonus credit is not available after the first anniversary of the contract date.
We offer a variety of variable annuity contracts. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.
Persistency credits
Contractowners will receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least fourteen years, by 0.05%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.
There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.
Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.
Allocation of purchase payments
Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available. Corresponding bonus credits will be allocated to the subaccount(s) and or the fixed side of the contract in the same proportion in which you allocated purchase payments.
                                                                              19
The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval. Upon allocation to a subaccount, purchase payments and bonus credits are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Servicing office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of accumulation units
Purchase payments and bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:
1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus
2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.
The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the
Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers on or before the annuity commencement date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.
The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.
A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.
20
Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.
If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.
Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.
Transfers may be delayed as permitted by the 1940 Act. See Delay of payments. Market timing
Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can adversely affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may adversely affect other contractowners or fund shareholders.
Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. We may vary our Market Timing Procedures from subaccount to subaccount, and they may also vary due to differences in operational systems and contract provisions.
We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. We will investigate the transfer patterns for each contractowner that fulfills the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner that future transfers
(among the subaccounts and/or the fixed account) will be temporarily or permanently permitted to be made only by original signature sent to us by U.S. mail, standard delivery. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction and any gains will be returned to the appropriate fund. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. Additionally, the terms of the contract may also limit our ability to aggressively restrict transfers therefore, we cannot guarantee that our Market Timing Procedures will detect every potential market timer.
Our Market Timing Procedures are applied consistently to all contractowners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.
                                                                              21
To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
Transfers after the annuity commencement date
If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.
If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.
Additional services
There are four additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing office. For further detailed information on these services, please see Additional services in the SAI. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.
The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.
Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.
Death benefit
The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.

 UPON DEATH OF:         AND...
contractowner          There is a surviving joint owner
 contractowner          There is no surviving joint owner
contractowner          There is no surviving joint owner
                       and the beneficiary predeceases the
                       contractowner
 annuitant              The contractowner is living
annuitant              The contractowner is living
 annuitant**            The contractowner is a trust or other
                       non-natural person
 UPON DEATH OF:         AND...                                      DEATH BENEFIT PROCEEDS PASS TO:
contractowner          The annuitant is living or deceased         joint owner
 contractowner          The annuitant is living or deceased         designated beneficiary
contractowner          The annuitant is living or deceased         contractowner's estate
 annuitant              There is no contingent annuitant            The youngest contractowner
                                                                   becomes the contingent annuitant
                                                                   and the contract continues. The
                                                                   contractowner may waive* this
                                                                   continuation and receive the death
                                                                   benefit proceeds.
annuitant              The contingent annuitant is living          contingent annuitant becomes the
                                                                   annuitant and the contract continues
 annuitant**            No contingent annuitant allowed             designated beneficiary
                       with non-natural contractowner

*Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.
**Death of annuitant is treated like death of the contractowner.
22
If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.
You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.
You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.
Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.
If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant.
Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.
Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant.
Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.
All references to withdrawals include deductions for applicable charges and premium taxes, if any.
Enhanced Guaranteed Minimum Death Benefit (EGMDB).
If the Enhanced Guaranteed Minimum Death Benefit (EGMDB) is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date the death benefit is approved by us for payment;
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.
The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 81 or older at the time of issuance. Contractowners whose contracts contain the Guarantee of Principal death benefit may add the EGMDB at a later date if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, only the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after that effective date will be used.
For contracts purchased after October 1, 2003, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See
Charges and other deductions.
                                                                              23
General death benefit information
Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.
If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).
If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.
The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with
Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.
Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.
If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.
Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Principal SecuritySM Benefit
The Principal SecuritySM Benefit is available for purchase with nonqualified annuity contracts and IRAs. IRA contractowners must be under age 81. This Rider provides a Guaranteed Amount equal to the initial purchase payment and its corresponding bonus credit (or contract value if elected after contract issue) as adjusted for purchase payments, bonus credits and withdrawals in accordance with the provisions set forth below. You may access this benefit through periodic withdrawals. Once the Rider has been in effect for at least five years, you have the opportunity to reset the Guaranteed Amount to the contract value at the time of the reset. The fixed account is not available except for dollar cost averaging. There is no guarantee that the Rider will be available in the future as we reserve the right to discontinue this Rider at any time.
If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us. You cannot elect the Rider on or after the annuity commencement date.
Guaranteed Amount. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment and its corresponding bonus credit. If you elect the Rider after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000. Additional purchase payments and bonus credits automatically increase the Guaranteed
24
Amount; however, we may restrict purchase payments in the future. We will notify you if we restrict additional purchase payments. Each withdrawal reduces the Guaranteed Amount as discussed below. Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments are made and decreases as withdrawals are made.
After the fifth anniversary of the Rider, you may elect to reset the Guaranteed Amount to an amount equal to the contract value on the effective date of the election of the reset. Additional resets are permitted, but you must wait at least 5 years between each reset. The reset may cause an increase in the percentage charge for this Rider. See Charges and other deductions. Purchase payments and bonus credits or withdrawals made after the reset adjust the Guaranteed Amount. In the future, we may limit your right to reset the Guaranteed Amount to your Rider anniversary dates, but no more frequently than once every five years.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Annual Withdrawal Limit each Benefit Year until the Guaranteed Amount equals zero. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to reset the Guaranteed Amount, the Benefit Year will begin on the date of the reset and each anniversary of the reset after that.
On the effective date of the Rider, the Annual Withdrawal Limit is 7% of the Guaranteed Amount. The Annual Withdrawal Limit is increased by 7% of any additional purchase payments and bonus credits. The Annual Withdrawal Limit will also reset after a reset of the Guaranteed Amount to the greater of:
 o the Annual Withdrawal Limit immediately prior to the reset; or
 o 7% of the new (reset) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Annual Withdrawal Limit, then:
 o the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
 o the Annual Withdrawal Limit will remain the same.
Withdrawals within the Annual Withdrawal Limit are not subject to surrender charges or the interest adjustment, if applicable.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Annual Withdrawal Limit:
 o The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
 o The Annual Withdrawal Limit will be the lesser of:
  o the Annual Withdrawal Limit immediately prior to the withdrawal; or
  o the greater of:
   o 7% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Annual Withdrawal limit); or
   o 7% of the contract value immediately following the withdrawal.
In a declining market, withdrawals that exceed the Annual Withdrawal Limit may substantially deplete your Guaranteed Amount and your Annual Withdrawal Limit. You may use one of the following methods to request a withdrawal: submit an individual request at the time of the withdrawal, establish an automatic withdrawal service or select the Guaranteed Withdrawal Balance Annuity Payment Option. The Guaranteed Withdrawal Balance Annuity Payment Option is a fixed annuitization in which the contractowner will receive the Guaranteed Amount in annual annuity payments equal to the current 7% Annual Withdrawal Limit.
Payment frequencies other than annually may be available. Payments will continue until the Guaranteed Amount equals zero and your contract terminates. This may result in a partial, final payment. We do not assess a charge for this annuity payment option and, once chosen, this payment option may not be changed. If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Withdrawal Balance Annuity Payment Option.
For IRA contracts, the annual amount available for withdrawal within the Annual Withdrawal Limit may not be sufficient to satisfy your required minimum distributions. This is particularly true for individuals over age 84.
Therefore, you may have to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals over the Annual Withdrawal Limit may quickly and substantially decrease your Guaranteed Amount and Annual Withdrawal Limit, especially in a declining market. You should consult your tax adviser to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals and foregoing resets of the Guaranteed Amount.
The tax consequences of withdrawals are discussed later in the prospectus. See Federal tax matters.
                                                                              25
Any withdrawals you make, whether or not within the Annual Withdrawal Limit, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
Contractowners with the Principal SecuritySM Benefit are guaranteed the option to purchase i4LIFE (Reg. TM) Advantage under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Refer to the i4LIFE (Reg. TM) Advantage section of your prospectus. Death Benefit. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s)
or 401(a)(9) as applicable as amended from time to time. If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider will apply to the new contractowner. The new contractowner will then be eligible to elect to reset the Guaranteed Amount prior to the next available reset date; however, all other conditions for the reset apply and any subsequent reset by the new contractowner must meet all conditions for a reset.
If a beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Principal SecuritySM Benefit if desired. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. However, resets of the Guaranteed Amount will not be permitted. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Annual Withdrawal Limit, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Principal SecuritySM Benefit equal to his or her share of the death benefit.
Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent reset of the Guaranteed Amount, the Rider may be terminated. This Rider will automatically terminate on the annuity commencement date (unless the Guaranteed Withdrawal Balance Annuity Payment Option is elected) and upon termination will not result in any increase in contract value equal to the Guaranteed Amount. The Rider will also terminate upon the last payment of the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate. Availability. This Rider is available for contracts issued after October 1, 2003.
Ownership
The owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.
As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The contracts - Death benefit. A contingent annuitant may be named or changed by notifying us in writing. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.
Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.
The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender
26
or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.
Small contract surrenders
We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.
Delay of payments
Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.
Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.
Transfers may be delayed as permitted by the 1940 Act.
Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).
                                                                              27
Distribution of the contracts
Lincoln Financial Advisors Corporation ("LFA"), an affiliate of ours, serves as principal underwriter for the contracts. LFA is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of
NASD, Inc. We offer the contracts through LFA and LFA also pays commissions to our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with and pay commissions to other broker-dealers ("Selling Firms") for the sale of the contracts.
The AIM, AllianceBernstein, American Funds, Delaware, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, Putnam and Scudder Funds offered as part of this contract make payments to us under their distribution plans in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from 0% to 0.25% based on the amount of assets invested in those Funds. All investment advisers and other service providers for the Funds offered as part of this contract may, from time to time, make payments for services to us.
Compensation Paid to LFA. LFA, in addition to acting as principal underwriter, is also a member of the selling group. In its role as a member of the selling group, the maximum commission paid to LFA for the sale of contracts is 7.00% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to LFA is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFA also receives from Lincoln Life payment for the operating expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales
Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers qualify for such benefits. Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. Compensation Paid to Unaffiliated Selling Firms. The maximum commission paid to Selling Firms, other than LFA, is 7.00% of purchase payments. Some Selling
Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
We may pay certain Selling Firms additional amounts for: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
A portion of these payments may be passed on by the Selling Firms to their sales representatives in accordance with their internal compensation programs. These programs may also include other types of cash and non-cash compensation and other benefits.
Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts. Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln New
York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.
i4LIFE (Reg. TM) Advantage
The i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is a payout option that provides you with variable, periodic regular income payments. This option is available on non-qualified annuities and IRAs (including Roth IRAs but excluding SEP and SARSEP markets). This option, when available in your state, is subject to a charge, (imposed only during the
i4LIFE (Reg. TM) Advantage payout phase) computed daily of the net asset value of the Account Value in the VAA. The annual rate of the charge is 1.85% for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts and 2.05% for the i4LIFE (Reg. TM) Advantage EGMDB which is available only with non-qualified annuity contracts. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the
28
charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE (Reg. TM) Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.
i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before the annuity commencement date by sending a written request to our Servicing office. There is no guarantee that i4LIFE (Reg. TM) Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time (unless you had previously purchased the Principal
SecuritySM Benefit, if available. See The contracts - Principal SecuritySM Benefit). The annuitant may not be changed after i4LIFE (Reg. TM) Advantage is elected.
i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract.
Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.
If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts.
Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage Account Value death benefit will be provided for IRA annuity contracts and either the i4LIFE (Reg. TM) Advantage Account Value death benefit or the EGMDB will be provided for non-qualified annuity contracts. Both death benefit options are discussed below. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began.
For information regarding income tax consequences of regular income payments and withdrawals, please refer to Federal tax matters - Qualified retirement plans for a discussion of the tax consequences of distributions from qualified retirement plans for IRAs and to Federal tax matters - Taxation of withdrawals and surrenders for information regarding withdrawals from non-qualified contracts.
Regular Income. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant (or additional measuring life, hereinafter referred to as "secondary life") is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Assumed interest rates of 3%, 4% or 5% may be available. See Annuity payouts - Variable annuity payouts for a more detailed explanation. Subsequent regular income payments will be adjusted periodically for non-qualified contracts (once a year for IRA contracts) with the performance of the subaccounts selected and the interest credited on the fixed account. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. In most states you may also elect to have regular income payments from non-qualified contracts recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and other deductions.
Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract, and make withdrawals from your Account Value (defined below). We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the
Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may change or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions.
Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken.
After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as the annuitant or the secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable).
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Withdrawals. You may request a withdrawal at any time during the Access Period.
We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions. The interest adjustment may apply.
Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.
Death Benefit for IRA Annuity Contracts. During the Access Period, i4LIFE (Reg.
TM) Advantage provides the i4LIFE (Reg. TM) Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. This is the only death benefit option available for IRA annuity contracts. The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA.
If you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. Your beneficiary may start a new i4LIFE (Reg. TM) Advantage program. If your spouse's life was also used to determine the regular income payments and the spouse dies, the regular income payments may be recalculated.
Following the Access Period, there is no death benefit.
Death Benefit for Non-Qualified Annuity Contracts. During the Access Period, i4LIFE (Reg. TM) Advantage provides two death benefit options for non-qualified annuity contracts:
 o i4LIFE (Reg. TM) Advantage Account Value death benefit; and
 o i4LIFE (Reg. TM) Advantage EGMDB.
The i4LIFE (Reg. TM) Advantage Account Value death benefit is the Account Value as of the valuation date on which we approve the payment of the death claim.
The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.
The i4LIFE (Reg. TM) Advantage EGMDB is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o The sum of all purchase payments less the sum of all regular income payments, and withdrawals. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the Account Value;
 o the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest
   Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals, reduce the Account Value.
Only the highest Account Value achieved on a contract anniversary following the election of i4LIFE (Reg. TM) Advantage will be considered if you did not elect (or you discontinued) the EGMDB option prior to electing i4LIFE (Reg. TM) Advantage. If you elected the EGMDB after the effective date of the contract, only the highest Account Value or contract value after that death benefit election will be used.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.
Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date we approve the death claim for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date we approve the death claim subsequent to the new contractowner's death.
The charge under this death benefit is equal to an annual rate of 2.05% of the net asset value of the Account Value in the VAA.
During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.
For both death benefit options, following the Access Period, there is no death benefit.
Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the Guarantee
30
of Principal death benefit. Upon termination, we will stop assessing the charge for the i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this Guarantee of Principal death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.
For non-qualified annuity contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.
Annuity payouts
When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the contractowner's 90th birthday.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant.
The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.
The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9)
of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.
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Variable annuity payouts
Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and
3. Calculate the value of the annuity units each period thereafter.
Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date.
You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract.
Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.
Fixed side of the contract
Purchase payments, bonus credits, persistency credits and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
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Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.
You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credit allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment if applicable.
Each guaranteed period purchase payment and its corresponding bonus credit will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.
Federal tax matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation. Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.
Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.
Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.
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Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA. Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.
Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.
Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.
Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.
Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed in the same manner as a withdrawal during the deferral period. Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.
Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.
Death after the annuity commencement date:
34
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.
Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life (or life expectancy).
Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.
Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.
Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.
Charges for additional benefits
Your contract automatically includes a basic death benefit and may include Principal SecuritySM Benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and Principal SecuritySM Benefit charge, if any, as a contract withdrawal.
Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.
Types of qualified contracts and terms of contracts
Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
                                                                              35
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.
We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.
Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. Applicable state law may permit different contribution limits or impose other limitations upon your IRAs or other qualified plans.
Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Tax treatment of payments
The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied. Required minimum distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Principal SecuritySM Benefit, or other benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed
IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
36
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.
Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income
Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts.
We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.
Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our tax status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively. Additional information
Voting rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.
                                                                              37
Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the variable annuity account - Fund shares.
Return privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.
State regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Other information
A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.
Legal proceedings
Lincoln New York is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA or the Principal Underwriter.
38
Statement of Additional Information
Table of Contents for Lincoln New York Account N for Variable Annuities

Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Interest Adjustment Example                          B-2
Annuity payouts                                      B-4
Determination of accumulation and annuity unit
value                                                B-6
Advertising and sales literature                     B-6
Additional services                                  B-7
Other information                                    B-9
Financial statements                                 B-9

For a free copy of the SAI complete the form below.
                Statement of Additional Information Request Card
                      Lincoln ChoicePlus Assurance (Bonus)
               Lincoln New York Account N for Variable Annuities
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Variable Annuity Account N (Lincoln ChoicePlus Assurance (Bonus)).
                                 (Please Print)
Name: -------------------------------------------------------------------------
Address: ----------------------------------------------------------------------
City ---------------------------------------------------  State ---------
Zip ---------
Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.
                                                                              39
                      [THIS PAGE INTENTIONALLY LEFT BLANK]
Appendix A - Condensed financial information
Accumulation unit values
The following information relating to accumulation unit values and number of accumulation units for the Lincoln New York ChoicePlus Assurance (Bonus) subaccounts for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI. Because the American Funds Global Growth, American Century VP Inflation Protection, Delaware VIP Diversified Income and Delaware VIP Emerging Markets subaccounts were not in existence as of December 31, 2003, accumulation unit values and accumulation units are not provided for these subaccounts.

                                                                                                  2003
                                                                                 ---------------------------------------
                                                                                                                    With
                                                                                             With GOP              EGMDB
                                                                                 --------------------       ------------
AIM V.I. Growth Fund Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------                                      --
AIM V.I. International Growth Fund Accumulation unit value
o Beginning of period ....................................................              $11.525                  N/A
o End of period ..........................................................              $12.481                  N/A
Number of accumulation units
o End of period ..........................................................                  354                  N/A
---------------------------------------------------------------------------             -------                  --
AIM V.I. Premier Equity Fund Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------             -------                  --
American Funds Global Small Capitalization Fund Accumulation unit value
o Beginning of period ....................................................                N/A                  $10.573
o End of period ..........................................................                N/A                  $15.976
Number of accumulation units
o End of period ..........................................................                N/A                    1,459
---------------------------------------------------------------------------             -------                -------
American Funds Growth Fund Accumulation unit value
o Beginning of period ....................................................              $11.873                $10.630
o End of period ..........................................................              $12.322                $14.312
Number of accumulation units
o End of period ..........................................................               35,799                  6,644
---------------------------------------------------------------------------             -------                -------
American Funds Growth-Income Fund Accumulation unit value
o Beginning of period ....................................................              $11.672                $10.876
o End of period ..........................................................              $12.296                $14.174
Number of accumulation units
o End of period ..........................................................               19,373                  7,325
---------------------------------------------------------------------------             -------                -------
American Funds International Fund Accumulation unit value
o Beginning of period ....................................................              $12.328                $10.890
o End of period ..........................................................              $13.203                $14.452
Number of accumulation units
o End of period ..........................................................                5,680                  3,941
---------------------------------------------------------------------------             -------                -------
AllianceBernstein VP Growth and Income Portfolio Accumulation unit value
o Beginning of period 10/14/2002 .........................................              $11.773                $11.371
o End of period ..........................................................              $12.018                $13.936
Number of accumulation units
o End of period ..........................................................                  451                  4,584
---------------------------------------------------------------------------             -------                -------
AllianceBernstein VP Premier Growth Portfolio Accumulation unit value
o Beginning of period ....................................................              $11.167                  N/A
o End of period ..........................................................              $11.498                  N/A
Number of accumulation units
o End of period ..........................................................                   93                  N/A
---------------------------------------------------------------------------             -------                -------
AllianceBernstein VP Small Cap Portfolio Accumulation unit value
o Beginning of period 10/14/2002 .........................................              $12.696                  N/A
o End of period ..........................................................              $13.131                  N/A
Number of accumulation units
o End of period ..........................................................                   79                  N/A
---------------------------------------------------------------------------             -------                -------

                                                                             A-1

                                                                                                  2003
                                                                                 ---------------------------------------
                                                                                                                    With
                                                                                             With GOP              EGMDB
                                                                                 --------------------       ------------
AllianceBernstein VP Technology Portfolio Accumulation unit value
o Beginning of period 10/14/2002 .........................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------                                      --
Delaware VIP High Yield Series Accumulation unit value
o Beginning of period 10/14/2002 .........................................              $10.752                $11.104
o End of period ..........................................................              $11.078                $14.055
Number of accumulation units
o End of period ..........................................................               11,728                  3,687
---------------------------------------------------------------------------             -------                -------
Delaware VIP Large Cap Value Series Accumulation unit value
o Beginning of period 10/14/2002 .........................................              $11.609                  N/A
o End of period ..........................................................              $12.049                  N/A
Number of accumulation units
o End of period ..........................................................                  710                  N/A
---------------------------------------------------------------------------             -------                -------
Delaware VIP REIT Series Accumulation unit value
o Beginning of period ....................................................              $11.483                $10.725
o End of period ..........................................................              $12.197                $14.115
Number of accumulation units
o End of period ..........................................................                9,697                  4,479
---------------------------------------------------------------------------             -------                -------
Delaware VIP Small Cap Value Series Accumulation unit value
o Beginning of period ....................................................              $12.606                $10.685
o End of period ..........................................................              $13.168                $14.897
Number of accumulation units
o End of period ..........................................................                4,300                    972
---------------------------------------------------------------------------             -------                -------
Delaware VIP Trend Series Accumulation unit value
o Beginning of period ....................................................              $12.273                $11.023
o End of period ..........................................................              $12.550                $14.623
Number of accumulation units
o End of period ..........................................................               14,629                  2,343
---------------------------------------------------------------------------             -------                -------
Delaware VIP U.S. Growth Series Accumulation unit value
o Beginning of period ....................................................              $11.250                $10.880
o End of period ..........................................................              $11.469                $12.353
Number of accumulation units
o End of period ..........................................................                2,904                  5,501
---------------------------------------------------------------------------             -------                -------
Fidelity VIP Contrafund Portfolio Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------             -------                -------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
o Beginning of period ....................................................              $12.112                  N/A
o End of period ..........................................................              $12.404                  N/A
Number of accumulation units
o End of period ..........................................................                  174                  N/A
---------------------------------------------------------------------------             -------                -------
Fidelity VIP Growth Portfolio Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------             -------                -------
Fidelity VIP Overseas Portfolio Accumulation unit value
o Beginning of period ....................................................              $13.190                $11.674
o End of period ..........................................................              $14.193                $14.620
Number of accumulation units
o End of period ..........................................................                  616                  2,459
---------------------------------------------------------------------------             -------                -------
FTVIPT Franklin Small Cap Fund Accumulation unit value
o Beginning of period ....................................................              $12.692                  N/A
o End of period ..........................................................              $12.955                  N/A
Number of accumulation units
o End of period ..........................................................                  318                  N/A
---------------------------------------------------------------------------             -------                -------

A-2

                                                                                                  2003
                                                                                 ---------------------------------------
                                                                                                                    With
                                                                                             With GOP              EGMDB
                                                                                 --------------------       ------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------                                      --
Janus Aspen Mid Cap Growth Portfolio Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------                                      --
Janus Aspen Balanced Portfolio Accumulation unit value
o Beginning of period ....................................................              $10.523                  N/A
o End of period ..........................................................              $10.850                  N/A
Number of accumulation units
o End of period ..........................................................                  557                  N/A
---------------------------------------------------------------------------             -------                  --
Janus Aspen Worldwide Growth Portfolio Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------             -------                  --
Lincoln VIP Aggressive Growth Fund Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------             -------                  --
Lincoln VIP Bond Fund Accumulation unit value
o Beginning of period ....................................................              $ 9.848                $ 9.843
o End of period ..........................................................              $10.023                $10.017
Number of accumulation units
o End of period ..........................................................               54,408                 34,822
---------------------------------------------------------------------------             -------                -------
Lincoln VIP Capital Appreciation Fund Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------             -------                -------
Lincoln VIP Global Asset Allocation Fund Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------             -------                -------
Lincoln VIP International Fund Accumulation unit value
o Beginning of period ....................................................              $12.561                $12.000
o End of period ..........................................................              $13.141                $13.133
Number of accumulation units
o End of period ..........................................................                6,017                  7,133
---------------------------------------------------------------------------             -------                -------
Lincoln VIP Money Market Fund Accumulation unit value
o Beginning of period ....................................................              $ 9.947                $ 9.941
o End of period ..........................................................              $ 9.928                $ 9.922
Number of accumulation units
o End of period ..........................................................               55,061                 39,540
---------------------------------------------------------------------------             -------                -------
Lincoln VIP Social Awareness Fund Accumulation unit value
o Beginning of period ....................................................              $11.933                $11.622
o End of period ..........................................................              $12.271                $12.263
Number of accumulation units
o End of period ..........................................................                  525                  5,384
---------------------------------------------------------------------------             -------                -------
MFS VIT Capital Opportunities Series Accumulation unit value
o Beginning of period ....................................................              $11.712                  N/A
o End of period ..........................................................              $11.915                  N/A
Number of accumulation units
o End of period ..........................................................                  436                  N/A
---------------------------------------------------------------------------             -------                -------

                                                                             A-3

                                                                                                  2003
                                                                                 ---------------------------------------
                                                                                                                    With
                                                                                             With GOP              EGMDB
                                                                                 --------------------       ------------
MFS VIT Emerging Growth Series Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------                                      --
MFS VIT Total Return Series Accumulation unit value
o Beginning of period ....................................................              $10.618                  N/A
o End of period ..........................................................              $11.101                  N/A
Number of accumulation units
o End of period ..........................................................                8,516                  N/A
---------------------------------------------------------------------------             -------                  --
MFS VIT Utilities Series Accumulation unit value
o Beginning of period ....................................................              $11.010                $11.381
o End of period ..........................................................              $11.939                $15.184
Number of accumulation units
o End of period ..........................................................                3,265                    294
---------------------------------------------------------------------------             -------                -------
Neuberger Berman AMT Mid-Cap Growth Portfolio Accumulation unit value
o Beginning of period ....................................................              $11.919                $ 9.949
o End of period ..........................................................              $12.151                $12.540
Number of accumulation units
o End of period ..........................................................                1,867                  2,236
---------------------------------------------------------------------------             -------                -------
Neuberger Berman AMT Regency Portfolio Accumulation unit value
o Beginning of period ....................................................              $12.563                $10.131
o End of period ..........................................................              $12.811                $13.980
Number of accumulation units
o End of period ..........................................................                3,265                  3,655
---------------------------------------------------------------------------             -------                -------
Putnam VT Growth & Income Fund Accumulation unit value
o Beginning of period ....................................................                N/A                    N/A
o End of period ..........................................................                N/A                    N/A
Number of accumulation units
o End of period ..........................................................                N/A                    N/A
---------------------------------------------------------------------------             -------                -------
Putnam VT Health Sciences Fund Accumulation unit value
o Beginning of period ....................................................                N/A                  $10.812
o End of period ..........................................................                N/A                  $11.331
Number of accumulation units
o End of period ..........................................................                N/A                      575
---------------------------------------------------------------------------             -------                -------
Scudder VIT EAFE Equity Index Fund Accumulation unit value
o Beginning of period ....................................................              $12.431                $11.785
o End of period ..........................................................              $12.896                $12.888
Number of accumulation units
o End of period ..........................................................                1,424                  1,066
---------------------------------------------------------------------------             -------                -------
Scudder VIT Equity 500 Index Fund Accumulation unit value
o Beginning of period ....................................................              $11.467                $11.388
o End of period ..........................................................              $12.041                $12.033
Number of accumulation units
o End of period ..........................................................                6,480                  1,633
---------------------------------------------------------------------------             -------                -------
Scudder VIT Small Cap Index Fund Accumulation unit value
o Beginning of period ....................................................                N/A                  $12.850
o End of period ..........................................................                N/A                  $13.531
Number of accumulation units
o End of period ..........................................................                N/A                      352
---------------------------------------------------------------------------             -------                -------

A-4

Lincoln ChoicePlus Assurance (Bonus)
Lincoln Life & Annuity Variable
Annuity Account N   (Registrant)
Lincoln Life & Annuity Company of New York   (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus Assurance (Bonus) prospectus of Lincoln Life & Annuity Variable Annuity Account N dated May 1, 2004. You may obtain a copy of the Lincoln ChoicePlus Assurance (Bonus) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
Table of Contents

Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Interest Adjustment Example                          B-2
Annuity payouts                                      B-4

Item                                                  Page
Determination of accumulation and annuity unit
value                                                B-6
Advertising and sales literature                     B-6
Additional services                                  B-7
Other information                                    B-9
Financial statements                                 B-9

This SAI is not a prospectus.
The date of this SAI is May 1, 2004.
Special terms
The special terms used in this SAI are the ones defined in the prospectus. Services
Independent auditors
The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing elsewhere in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.
Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with the Delaware
Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal underwriter
Lincoln Financial Advisors Corporation (LFA), an affiliate of ours, serves as principal underwriter for the contracts, as described in the prospectus. LFA is a member of the Securities Investor Protection Corporation. We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We offer the contracts through our sales representatives ("Lincoln Sales Representatives"), who are also associated with LFA. We and LFA also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Lincoln Sales Representatives and sales representatives of Selling Firms are appointed as our insurance agents. LFA paid $3,801,133, $3,315,352, and $3,485,310 to Lincoln Sales Representatives and Selling Firms in 2001, 2002, and 2003, respectively, as sales compensation with respect to the contracts. LFA retained no underwriting commissions for the sale of the contracts.
Purchase of securities being offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and other deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.
                                                                             B-2
                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE
                             CASH SURRENDER VALUES

         Single Premium .................      $50,000
         Premium taxes ..................      None
         Withdrawals ....................      None
         Guaranteed Period ..............      5 years
         Guaranteed Interest Rate .......      3.50%
         Annuity Date ...................      Age 70
         Index Rate A ...................      3.50%
         Index Rate B ...................      4.00% End of contract year 1
                                               3.50% End of contract year 2
                                               3.00% End of contract year 3
                                               2.00% End of contract year 4
                                               0.50% Percentage adjustment to B

  Formula                      (1 + Index A)n
                        -----------------------------
                                                           -1
                        (1 + Index B + % Adjustment)

                          SURRENDER VALUE CALCULATION

                                                      (3)
                     (1)            (2)               Adjusted
                     Annuity        Index Rate        Annuity
Contract Year        Value          Factor            Value
---------------      ---------      ------------      ----------
  1 ...........      $51,710         0.962268         $49,759
  2 ...........      $53,480         0.985646         $52,712
  3 ...........      $55,312         1.000000         $55,312
  4 ...........      $57,208         1.009756         $57,766
  5 ...........      $59,170            N/A           $59,170
                     (4)            (5)               (6)              (7)
                     Minimum        Greater of        Surrender        Surrender
Contract Year        Value          (3) & (4)         Charge           Value
---------------      ---------      ------------      -----------      ----------
  1 ...........      $50,710        $50,710           $4,250           $46,460
  2 ...........      $51,431        $52,712           $4,250           $48,462
  3 ...........      $52,162        $55,312           $4,000           $51,312
  4 ...........      $52,905        $57,766           $3,500           $54,266
  5 ...........      $53,658        $59,170           $3,000           $56,170

                           ANNUITY VALUE CALCULATION

                          BOY*                                                  Annual                  EOY**
                          Annuity                 Guaranteed                    Account                 Annuity
Contract Year             Value                   Interest Rate                 Fee                     Value
--------------------      ---------               ---------------               ---------               ----------
  1 ................      $50,000        x            1.035            -        $40            =        $51,710
  2 ................      $51,710        x            1.035            -        $40            =        $53,480
  3 ................      $53,480        x            1.035            -        $40            =        $55,312
  4 ................      $55,312        x            1.035            -        $40            =        $57,208
  5 ................      $57,208        x            1.035            -        $40            =        $59,170

                          SURRENDER CHARGE CALCULATION

                          Surrender
                          Charge                                           Surrender
Contract Year             Factor                   Deposit                 Charge
--------------------      ----------               ---------               ----------
  1 ................           8.5%       x        $50,000        =        $4,250
  2 ................           8.5%       x        $50,000        =        $4,250
  3 ................           8.0%       x        $50,000        =        $4,000
  4 ................           7.0%       x        $50,000        =        $3,500
  5 ................           6.0%       x        $50,000        =        $3,000

B-3
                             INDEX RATE FACTOR CALCULATION

Contract Year            Index A         Index B         Adj Index B         N           Result
------------------       ---------       ---------       -------------       -----       ---------
  1 ..............        3.50%           4.00%             4.50%             4          0.962268
  2 ..............        3.50%           3.50%             4.00%             3          0.985646
  3 ..............        3.50%           3.00%             3.50%             2          1.000000
  4 ..............        3.50%           2.00%             2.50%             1          1.009756
  5 ..............        3.50%            N/A               N/A             N/A            N/A

                           MINIMUM VALUE CALCULATION

                                                   Minimum                       Annual
                                                   Guaranteed                    Account                 Minimum
Contract Year                                      Interest Rate                 Fee                     Value
--------------------                               ---------------               ---------               ----------
  1 ................      $50,000         x            1.015            -        $40            =        $50,710
  2 ................      $50,710         x            1.015            -        $40            =        $51,431
  3 ................      $51,431         x            1.015            -        $40            =        $52,162
  4 ................      $52,162         x            1.015            -        $40            =        $52,905
  5 ................      $52,905         x            1.015            -        $40            =        $53,658

                               * BOY = beginning of year
                                          ** EOY = end of year
Annuity payouts
Variable annuity payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.
In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter. These steps are explained below.
The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity
Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will
                                                                             B-4
vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.
The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table. The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Proof of age, sex and survival
We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
i4LIFE (Reg. TM) Advantage
During the Access Period for non-Qualified contracts, regular income payments will be determined on the basis of:
 o the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected);
 o the annuity factor for the i4LIFE (Reg. TM) Advantage or Income4Life (Reg.
   TM) Solution selected; and
 o the investment results of the fixed and/or variable subaccounts selected. During the Access Period for IRA contracts, regular income payments will be determined on the basis of:
 o the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment;
 o the annuity factor for the i4LIFE (Reg. TM) Advantage or Income4Life (Reg.
   TM) Solution selected; and
 o the investment results of the fixed and/or variable subaccounts selected.
For non-qualified contracts, the initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.
For IRA contracts, the initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.
The annuity factors are based on whether the i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution is selected, an assumed investment return of either 3%, 4% or 5% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.
The assumed interest rate is the measuring point for subsequent regular income payments. If the actual net investment rate (annualized) for the contract,whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly. We may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.
At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.
B-5
Determination of accumulation and annuity unit value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series. Advertising and sales literature
As set forth in the prospectus, we may refer to the following indexes and organizations (and others) in our marketing materials:
A.M. Best's Rating System - is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which we intend to refer.
Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.
EAFE Index - is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.
FITCH - provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.
Lehman Brothers Aggregate Bond Index - Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.
Lehman Brothers Government/Corporate Bond Index - This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.
Lehman Brothers Government Intermediate Bond Index - Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S.
government) with maturities between one and 9.99 years.
Lipper Variable Insurance Products Performance Analysis Service - is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.
Merrill Lynch High Yield Master Index - This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Moody's - insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted. Morgan Stanley Emerging Markets Free Index - A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.
Morgan Stanley Pacific Basin (Ex-Japan) Index - An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.
                                                                             B-6
Morgan Stanley World Capital International World Index - A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.
Morningstar - is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.
Nareit Equity Reit Index - All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.
NASDAQ-OTC Price Index - this index is based on the NASD Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of
100.00 on February 5, 1971.
Russell 1000 Index - Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.
Russell 2000 Index - Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.
Russell 3000 Index - Russell 3000 (Reg. TM) Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2003, the average firm's stock value in the index was $5.1 billion; the median was $791.1 million. The range of stock value was from $520 billion to $178 million.
Salomon Brothers 90 Day Treasury-Bill Index - Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.
Salomon Brothers World Government Bond (Non US) Index - A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany,
Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.
Standard & Poor's insurance claims - paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.
Standard and Poor's Index (S&P 400) - Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.
Standard & Poor's 500 Index - A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.
Standard and Poor's Utilities Index - The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.
VARDS (Variable Annuity Research and Data Service) - provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.
In our advertisements and other sales literature for the VAA and the funds, we intend to illustrate the advantages of the contracts in a number of ways:
Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.
Additional services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
B-7
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended.
The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.
Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.
Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $107 billion and had consolidated revenues of $5.3 billion in 2003. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.
Lincoln New York's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln New York serves. As of the date of this SAI, Lincoln New York was serving over 200 employers and more than 40,000 individuals.
Lincoln New York's assets, size. Lincoln New York may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2003 Lincoln New York had total assets of approximately $3.3 billion.
                                                                             B-8
Other information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial statements
Financial statements of the VAA and of Lincoln New York appear on the following pages.

Lincoln New York Account N Variable Annuities

Statement of assets and liabilities

December 31, 2003

                                                                                                      Mortality &
                                                                                                      Expense
                                                               Contract                  Contract     Guarantee
                                                               Purchases                 Redemptions  Charges
                                                               Due from                  Due to       Payable to
                                                               Lincoln Life              Lincoln Life Lincoln Life
                                                               & Annuity                 & Annuity    & Annuity
                                                               Company of                Company of   Company of
Subaccount                                         Investments New York     Total Assets New York     New York     Net Assets
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                    $ 1,173,718   $    --    $ 1,173,718    $     --       $ 45     $ 1,173,673
AIM V.I. Growth Class II                               120,453        --        120,453          --          5         120,448
AIM V.I. International Growth                          400,652        --        400,652          --         15         400,637
AIM V.I. International Growth Class II                 100,012        --        100,012          --          4         100,008
AIM V.I. Premier Equity                              1,860,237        --      1,860,237          --         74       1,860,163
AIM V.I. Premier Equity Class II                        94,785        --         94,785          --          4          94,781
ABVPSF Growth and Income Class B                     4,613,071       970      4,614,041          --        187       4,613,854
ABVPSF Premier Growth Class B                        2,222,839        --      2,222,839          --         89       2,222,750
ABVPSF Small Cap Value Class B                         531,500        --        531,500          --         22         531,478
ABVPSF Technology Class B                            1,096,552        --      1,096,552          --         44       1,096,508
American Funds Global Small Capitalization Class 2   1,208,336        --      1,208,336          --         49       1,208,287
American Funds Growth Class 2                       15,260,473     9,125     15,269,598          --        616      15,268,982
American Funds Growth-Income Class 2                17,588,137     6,752     17,594,889          --        713      17,594,176
American Funds International Class 2                 5,776,368     2,722      5,779,090          --        235       5,778,855
Delaware VIPT High Yield                             3,271,680        --      3,271,680          --        125       3,271,555
Delaware VIPT High Yield Service Class               3,234,083    59,822      3,293,905          --        143       3,293,762
Delaware VIPT Large Cap Value                          661,072        --        661,072          --         25         661,047
Delaware VIPT Large Cap Value Service Class            711,895        --        711,895          --         30         711,865
Delaware VIPT REIT                                   2,043,140        --      2,043,140          --         79       2,043,061
Delaware VIPT REIT Service Class                     2,486,204    59,500      2,545,704          --        107       2,545,597
Delaware VIPT Small Cap Value                        2,905,347        --      2,905,347          --        113       2,905,234
Delaware VIPT Small Cap Value Service Class          1,924,777        --      1,924,777          --         84       1,924,693
Delaware VIPT Trend                                  2,054,399        --      2,054,399          --         79       2,054,320
Delaware VIPT Trend Service Class                    1,429,287       427      1,429,714          --         63       1,429,651
Delaware VIPT U.S. Growth Service Class                359,061       968        360,029          --         15         360,014
Fidelity VIP Contrafund Service Class 2              1,220,149        --      1,220,149          --         53       1,220,096
Fidelity VIP Equity-Income                           2,071,998        --      2,071,998          --         79       2,071,919
Fidelity VIP Equity-Income Service Class 2             929,873        --        929,873          --         40         929,833
Fidelity VIP Growth                                  1,157,738        --      1,157,738          --         44       1,157,694
Fidelity VIP Growth Service Class 2                    682,640        --        682,640          --         28         682,612
Fidelity VIP Overseas                                  249,965        --        249,965          --         10         249,955
Fidelity VIP Overseas Service Class 2                  391,892       646        392,538          --         16         392,522
FTVIPT Franklin Small Cap Class 2                    2,001,035        --      2,001,035          --         80       2,000,955
FTVIPT Templeton Growth Securities Class 2           1,476,558     3,600      1,480,158          --         59       1,480,099
Janus Aspen Series Balanced Service Shares             546,227        --        546,227          --         23         546,204
Janus Aspen Series Mid Cap Growth Service Shares       133,326        --        133,326          --          5         133,321
Janus Aspen Series Worldwide Growth Service Shares      11,457        --         11,457          --          1          11,456
Lincoln VIPT Aggressive Growth                          31,172        --         31,172          --          1          31,171
Lincoln VIPT Aggressive Growth Service Class            13,705        --         13,705          --          1          13,704
Lincoln VIPT Bond                                   19,785,265        --     19,785,265     295,821        804      19,488,640
Lincoln VIPT Bond Service Class                      1,795,599     2,151      1,797,750          --         74       1,797,676
Lincoln VIPT Capital Appreciation                      132,558        --        132,558          --          6         132,552
Lincoln VIPT Capital Appreciation Service Class        126,329        --        126,329          --          5         126,324
Lincoln VIPT Global Asset Allocation                    19,227        --         19,227          --          1          19,226
Lincoln VIPT Global Asset Allocation Service Class      19,979        --         19,979          --          1          19,978
Lincoln VIPT International                             331,323        --        331,323          --         13         331,310
Lincoln VIPT International Service Class               371,606     1,404        373,010          --         15         372,995
Lincoln VIPT Money Market                            6,148,327        --      6,148,327       2,478        243       6,145,606
Lincoln VIPT Money Market Service Class              1,076,901    52,322      1,129,223          --         45       1,129,178
Lincoln VIPT Social Awareness                          394,142        --        394,142          --         17         394,125
Lincoln VIPT Social Awareness Service Class            218,235     1,074        219,309          --          9         219,300
MFS VIT Capital Opportunities Service Class             95,316        --         95,316          --          4          95,312
MFS VIT Emerging Growth                                572,060        --        572,060          --         22         572,038

See accompanying notes.

Lincoln New York Account N Variable Annuities

December 31, 2003

                                                                                               Mortality &
                                                                                               Expense
                                                        Contract                  Contract     Guarantee
                                                        Purchases                 Redemptions  Charges
                                                        Due from                  Due to       Payable to
                                                        Lincoln Life              Lincoln Life Lincoln Life
                                                        & Annuity                 & Annuity    & Annuity
                                                        Company of                Company of   Company of
Subaccount                                  Investments New York     Total Assets New York     New York     Net Assets
----------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Service Class       $  192,741     $   --     $  192,741      $--          $  8     $  192,733
MFS VIT Total Return                         3,903,379         --      3,903,379       --           149      3,903,230
MFS VIT Total Return Service Class           3,704,516      4,960      3,709,476       --           160      3,709,316
MFS VIT Utilities                            1,370,588         --      1,370,588       --            52      1,370,536
MFS VIT Utilities Service Class                571,691      2,480        574,171       --            25        574,146
NB AMT Mid-Cap Growth                        1,258,592      6,000      1,264,592       --            53      1,264,539
NB AMT Regency                                 316,738        751        317,489       --            13        317,476
Putnam VT Growth & Income Class IB              98,401         --         98,401       --             4         98,397
Putnam VT Health Sciences Class IB             135,982         --        135,982       --             6        135,976
Scudder VIT EAFE Equity Index                   87,839      2,478         90,317       --             4         90,313
Scudder VIT EAFE Equity Index Service Class     89,671         --         89,671       --             4         89,667
Scudder VIT Equity 500 Index                 4,430,298         --      4,430,298       --           174      4,430,124
Scudder VIT Equity 500 Index Service Class     387,749         --        387,749       --            17        387,732
Scudder VIT Small Cap Index                    546,037         --        546,037       --            22        546,015
Scudder VIT Small Cap Index Service Class       31,779         --         31,779       --             1         31,778

See accompanying notes.

                      This page intentionally left blank

Lincoln New York Account N Variable Annuities

Statement of operations

Year Ended December 31, 2003

                                                   Dividends
                                                   from       Mortality and     Net
                                                   Investment Expense           Investment
Subaccount                                         Income     Guarantee Charges Income (Loss)
---------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                       $     --      $  (3,961)      $  (3,961)
AIM V.I. Growth                                           --        (14,699)        (14,699)
AIM V.I. Growth Class II                                  --         (1,085)         (1,085)
AIM V.I. International Growth                          1,890         (8,289)         (6,399)
AIM V.I. International Growth Class II                   277         (1,022)           (745)
AIM V.I. Premier Equity                                5,142        (24,882)        (19,740)
AIM V.I. Premier Equity Class II                         202         (1,052)           (850)
ABVPSF Growth and Income Class B                      28,974        (51,328)        (22,354)
ABVPSF Growth Class B                                     --         (2,903)         (2,903)
ABVPSF Premier Growth Class B                             --        (27,963)        (27,963)
ABVPSF Small Cap Value Class B                         1,796         (5,018)         (3,222)
ABVPSF Technology Class B                                 --        (10,940)        (10,940)
American Funds Global Small Capitalization Class 2     3,691        (12,029)         (8,338)
American Funds Growth Class 2                         13,580       (136,965)       (123,385)
American Funds Growth-Income Class 2                 146,592       (159,943)        (13,351)
American Funds International Class 2                  60,709        (51,114)          9,595
Delaware VIPT Emerging Markets                         3,291           (558)          2,733
Delaware VIPT Emerging Markets Service Class             969           (208)            761
Delaware VIPT High Yield                             210,564        (43,325)        167,239
Delaware VIPT High Yield Service Class                76,220        (27,219)         49,001
Delaware VIPT Large Cap Value                         12,084         (8,222)          3,862
Delaware VIPT Large Cap Value Service Class            3,151         (4,852)         (1,701)
Delaware VIPT REIT                                    41,460        (23,021)         18,439
Delaware VIPT REIT Service Class                      19,746        (18,463)          1,283
Delaware VIPT Select Growth                               --         (2,395)         (2,395)
Delaware VIPT Select Growth Service Class                 --           (128)           (128)
Delaware VIPT Small Cap Value                          8,128        (30,927)        (22,799)
Delaware VIPT Small Cap Value Service Class            1,676        (15,281)        (13,605)
Delaware VIPT Social Awareness                           525           (370)            155
Delaware VIPT Social Awareness Service Class             454           (474)            (20)
Delaware VIPT Trend                                       --        (24,790)        (24,790)
Delaware VIPT Trend Service Class                         --        (11,598)        (11,598)
Delaware VIPT U.S. Growth Service Class                    6         (1,166)         (1,160)
Fidelity VIP Contrafund Service Class 2                  980         (9,008)         (8,028)
Fidelity VIP Equity-Income                            31,596        (23,838)          7,758
Fidelity VIP Equity-Income Service Class 2             7,000         (9,252)         (2,252)
Fidelity VIP Growth                                    2,417        (12,581)        (10,164)
Fidelity VIP Growth Service Class 2                       72         (2,376)         (2,304)
Fidelity VIP Growth Opportunities                        819           (529)            290
Fidelity VIP Growth Opportunities Service Class 2        129           (158)            (29)
Fidelity VIP Overseas                                  1,543         (4,951)         (3,408)
Fidelity VIP Overseas Service Class 2                    300         (3,292)         (2,992)
FTVIPT Franklin Small Cap Class 2                         --        (18,227)        (18,227)
FTVIPT Franklin Mutual Shares Securities Class 2          --         (8,400)         (8,400)
FTVIPT Templeton Foreign Securities Class 2               --         (5,722)         (5,722)
FTVIPT Templeton Growth Securities Class 2            10,164         (9,898)            266
Janus Aspen Series Balanced Service Shares             7,793         (4,906)          2,887
Janus Aspen Series Mid Cap Growth Service Shares          --           (709)           (709)
Janus Aspen Series Worldwide Growth Service Shares        52           (108)            (56)
Liberty VIT Newport Tiger                                 --           (698)           (698)
Lincoln VIPT Aggressive Growth                            --           (106)           (106)
Lincoln VIPT Aggressive Growth Service Class              --            (32)            (32)
Lincoln VIPT Bond                                    805,027       (265,728)        539,299
Lincoln VIPT Bond Service Class                        6,739         (1,649)          5,090
Lincoln VIPT Capital Appreciation                         --         (1,183)         (1,183)
Lincoln VIPT Capital Appreciation Service Class           --           (473)           (473)
Lincoln VIPT Global Asset Allocation                     261           (117)            144

See accompanying notes.

                                                               Net Increase
                 Dividends from                Net Change in   (Decrease) in
  Net Realized   Net Realized   Net Realized   Unrealized      Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Appreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
    $(378,479)      $     --      $(378,479)     $  412,623      $   30,183
      (33,466)            --        (33,466)        319,458         271,293
        8,993             --          8,993          18,821          26,729
       28,794             --         28,794         102,594         124,989
        2,240             --          2,240          18,013          19,508
     (113,845)            --       (113,845)        494,582         360,997
          718             --            718          16,062          15,930
     (123,771)            --       (123,771)      1,120,444         974,319
     (290,023)            --       (290,023)        329,950          37,024
      (80,505)            --        (80,505)        491,704         383,236
        2,657          4,761          7,418         122,221         126,417
      (74,365)            --        (74,365)        345,716         260,411
      (40,955)            --        (40,955)        332,516         283,223
      (57,268)            --        (57,268)      3,099,659       2,919,006
        2,568             --          2,568       3,226,512       3,215,729
     (102,704)            --       (102,704)      1,356,546       1,263,437
        1,501             --          1,501           1,809           6,043
          143             --            143             860           1,764
       49,000             --         49,000         488,285         704,524
       23,122             --         23,122         269,512         341,635
      (56,347)            --        (56,347)        183,967         131,482
          150             --            150          91,307          89,756
        8,951         12,729         21,680         439,975         480,094
        6,362          6,399         12,761         354,286         368,330
     (241,166)            --       (241,166)        295,486          51,925
       (6,884)            --         (6,884)          9,507           2,495
       10,466             --         10,466         791,070         778,737
        8,136             --          8,136         353,516         348,047
      (10,182)            --        (10,182)         13,607           3,580
      (17,436)            --        (17,436)         21,527           4,071
      (37,579)            --        (37,579)        576,060         513,691
        4,401             --          4,401         221,376         214,179
        3,884             --          3,884          16,181          18,905
        3,352             --          3,352         163,852         159,176
      (47,154)            --        (47,154)        480,319         440,923
       10,639             --         10,639         168,406         176,793
     (139,679)            --       (139,679)        407,216         257,373
       (5,249)            --         (5,249)         60,234          52,681
      (25,626)            --        (25,626)         32,166           6,830
       (5,693)            --         (5,693)          7,381           1,659
       92,586             --         92,586         100,475         189,653
      (56,880)            --        (56,880)         85,607          25,735
       (7,312)            --         (7,312)        422,405         396,866
     (111,612)            --       (111,612)        200,518          80,506
      102,403             --        102,403          14,404         111,085
        1,748             --          1,748         230,823         232,837
        1,430             --          1,430          38,495          42,812
         (368)            --           (368)         15,875          14,798
          504             --            504           1,471           1,919
      (47,502)            --        (47,502)         41,049          (7,151)
            1             --              1           1,059             954
            1             --              1             129              98
      237,556        161,618        399,174          81,397       1,019,870
           (1)            --             (1)          3,535           8,624
           86             --             86          23,248          22,151
           59             --             59           9,184           8,770
            3             --              3           1,353           1,500

Lincoln New York Account N Variable Annuities

Year Ended December 31, 2003

                                                   Dividends
                                                   from       Mortality and     Net
                                                   Investment Expense           Investment
Subaccount                                         Income     Guarantee Charges Income (Loss)
---------------------------------------------------------------------------------------------
Lincoln VIPT Global Asset Allocation Service Class  $   175       $     (49)      $    126
Lincoln VIPT International                            4,855          (1,625)         3,230
Lincoln VIPT International Service Class                171            (261)           (90)
Lincoln VIPT Money Market                            61,895        (128,001)       (66,106)
Lincoln VIPT Money Market Service Class                 253          (1,133)          (880)
Lincoln VIPT Social Awareness                         3,158          (2,876)           282
Lincoln VIPT Social Awareness Service Class              26            (155)          (129)
MFS VIT Capital Opportunities Service Class              --            (576)          (576)
MFS VIT Emerging Growth                                  --          (7,160)        (7,160)
MFS VIT Emerging Growth Service Class                    --          (1,933)        (1,933)
MFS VIT Research                                      2,765          (2,110)           655
MFS VIT Research Service Class                          152            (211)           (59)
MFS VIT Total Return                                 61,054         (52,282)         8,772
MFS VIT Total Return Service Class                   29,842         (34,339)        (4,497)
MFS VIT Utilities                                    26,499         (16,359)        10,140
MFS VIT Utilities Service Class                       7,320          (5,494)         1,826
NB AMT Mid-Cap Growth                                    --          (7,068)        (7,068)
NB AMT Regency                                           --          (1,014)        (1,014)
Putnam VT Growth & Income Class IB                      227            (769)          (542)
Putnam VT Health Sciences Class IB                      245          (1,203)          (958)
Scudder VIT EAFE Equity Index                         1,593            (714)           879
Scudder VIT EAFE Equity Index Service Class              --             (68)           (68)
Scudder VIT Equity 500 Index                         26,647         (45,016)       (18,369)
Scudder VIT Equity 500 Index Service Class               --            (474)          (474)
Scudder VIT Small Cap Index                           1,612          (3,383)        (1,771)
Scudder VIT Small Cap Index Service Class                --             (31)           (31)

See accompanying notes.

                                                               Net Increase
                 Dividends from                Net Change in   (Decrease) in
  Net Realized   Net Realized   Net Realized   Unrealized      Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Appreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
    $      23         $--         $      23      $      583       $    732
        3,935          --             3,935          42,367         49,532
            4          --                 4          14,630         14,544
           --          --                --              --        (66,106)
           --          --                --              --           (880)
       10,502          --            10,502          46,842         57,626
           --          --                --           5,552          5,423
        1,231          --             1,231          11,166         11,821
      (14,338)         --           (14,338)        146,924        125,426
       (3,310)         --            (3,310)         32,607         27,364
     (212,337)         --          (212,337)        225,734         14,052
      (15,151)         --           (15,151)         16,570          1,360
      (76,982)         --           (76,982)        565,027        496,817
        4,224          --             4,224         344,860        344,587
      (26,799)         --           (26,799)        360,949        344,290
          314          --               314         104,561        106,701
        1,620          --             1,620         125,352        119,904
        8,051          --             8,051          19,367         26,404
           33          --                33          14,624         14,115
        1,756          --             1,756          12,180         12,978
          424          --               424          16,045         17,348
            4          --                 4           4,375          4,311
     (307,019)         --          (307,019)      1,101,263        775,875
           12          --                12          16,274         15,812
        2,554          --             2,554          89,690         90,473
           --          --                --             630            599

Lincoln New York Account N Variable Annuities

Statements of changes in net assets

Years Ended December 31, 2002 and 2003

                                                                                                         AIM V.I.
                                                                         AIM V.I. Capital AIM V.I.       Growth
                                                                         Appreciation     Growth         Class II
                                                                         Subaccount       Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                              $   973,751     $ 1,240,591   $      6,752
Changes From Operations:
.. Net investment income (loss)                                                 (12,698)        (15,290)          (133)
.. Net realized gain (loss) on investments                                      (95,121)        (91,363)           376
.. Net change in unrealized appreciation or depreciation on investments        (170,018)       (319,192)        (2,621)
                                                                           -----------     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (277,837)       (425,845)        (2,378)
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                       229,846         311,085         95,999
..  Participant withdrawals                                                    (187,549)       (178,316)       (79,054)
                                                                           -----------     -----------   ------------
                                                                                42,297         132,769         16,945
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                         --              --             --
..  Annuity Payments                                                                 --          (5,873)            --
..  Reimbursement of mortality guarantee adjustment                                  --              (2)            --
                                                                           -----------     -----------   ------------
                                                                                    --          (5,875)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          42,297         126,894         16,945
                                                                           -----------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (235,540)       (298,951)        14,567
                                                                           -----------     -----------   ------------
NET ASSETS AT DECEMBER 31, 2002                                                738,211         941,640         21,319
Changes From Operations:
.. Net investment income (loss)                                                  (3,961)        (14,699)        (1,085)
.. Net realized gain (loss) on investments                                     (378,479)        (33,466)         8,993
.. Net change in unrealized appreciation on investments                         412,623         319,458         18,821
                                                                           -----------     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 30,183         271,293         26,729
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                        32,563          21,898        464,689
..  Participant withdrawals                                                    (800,957)        (55,864)      (392,289)
                                                                           -----------     -----------   ------------
                                                                              (768,394)        (33,966)        72,400
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                         --               8             --
..  Annuity Payments                                                               (241)         (5,302)            --
..  Reimbursement of mortality guarantee adjustment                                 241              --             --
                                                                           -----------     -----------   ------------
                                                                                    --          (5,294)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (768,394)        (39,260)        72,400
                                                                           -----------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (738,211)        232,033         99,129
                                                                           -----------     -----------   ------------
NET ASSETS AT DECEMBER 31, 2003                                            $        --     $ 1,173,673   $    120,448
                                                                           ===========     ===========   ============

                                                                                          American       American
                                                                                          Funds          Funds
                                                                         American Funds   Growth-        International
                                                                         Growth Class 2   Income Class 2 Class 2
                                                                         Subaccount       Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                              $ 3,238,445     $ 4,309,649   $  1,149,582
Changes From Operations:
.. Net investment income (loss)                                                 (56,388)        (12,391)        (7,226)
.. Net realized gain (loss) on investments                                     (236,090)       (150,392)       (90,912)
.. Net change in unrealized appreciation or depreciation on investments        (916,632)     (1,050,452)      (116,532)
                                                                           -----------     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,209,110)     (1,213,235)      (214,670)
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                     3,612,798       5,086,904     46,828,489
..  Participant withdrawals                                                    (653,643)     (1,572,399)   (45,259,288)
                                                                           -----------     -----------   ------------
                                                                             2,959,155       3,514,505      1,569,201
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                         --              --             --
..  Annuity Payments                                                                 --              --             --
..  Reimbursement of mortality guarantee adjustment                                  --              --             --
                                                                           -----------     -----------   ------------
                                                                                    --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       2,959,155       3,514,505      1,569,201
                                                                           -----------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,750,045       2,301,270      1,354,531
                                                                           -----------     -----------   ------------
NET ASSETS AT DECEMBER 31, 2002                                              4,988,490       6,610,919      2,504,113
Changes From Operations:
.. Net investment income (loss)                                                (123,385)        (13,351)         9,595
.. Net realized gain (loss) on investments                                      (57,268)          2,568       (102,704)
.. Net change in unrealized appreciation on investments                       3,099,659       3,226,512      1,356,546
                                                                           -----------     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              2,919,006       3,215,729      1,263,437
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                     8,123,786       8,851,850      8,444,880
..  Participant withdrawals                                                    (762,300)     (1,084,322)    (6,435,713)
                                                                           -----------     -----------   ------------
                                                                             7,361,486       7,767,528      2,009,167
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                         --              --          2,862
..  Annuity Payments                                                                 --              --           (726)
..  Reimbursement of mortality guarantee adjustment                                  --              --              2
                                                                           -----------     -----------   ------------
                                                                                    --              --          2,138
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       7,361,486       7,767,528      2,011,305
                                                                           -----------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     10,280,492      10,983,257      3,274,742
                                                                           -----------     -----------   ------------
NET ASSETS AT DECEMBER 31, 2003                                            $15,268,982     $17,594,176   $  5,778,855
                                                                           ===========     ===========   ============

                                                                         AIM V.I. International
                                                                         Growth
                                                                         Subaccount
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                                 $    379,807
Changes From Operations:
.. Net investment income (loss)                                                     (10,114)
.. Net realized gain (loss) on investments                                          332,367
.. Net change in unrealized appreciation or depreciation on investments               1,156
                                                                              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    323,409
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                        67,696,401
..  Participant withdrawals                                                     (65,772,674)
                                                                              ------------
                                                                                 1,923,727
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                             --
..  Annuity Payments                                                                     --
..  Reimbursement of mortality guarantee adjustment                                      --
                                                                              ------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           1,923,727
                                                                              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,247,136
                                                                              ------------
NET ASSETS AT DECEMBER 31, 2002                                                  2,626,943
Changes From Operations:
.. Net investment income (loss)                                                      (6,399)
.. Net realized gain (loss) on investments                                           28,794
.. Net change in unrealized appreciation on investments                             102,594
                                                                              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    124,989
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                         9,349,272
..  Participant withdrawals                                                     (11,700,567)
                                                                              ------------
                                                                                (2,351,295)
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                             --
..  Annuity Payments                                                                     --
..  Reimbursement of mortality guarantee adjustment                                      --
                                                                              ------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (2,351,295)
                                                                              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (2,226,306)
                                                                              ------------
NET ASSETS AT DECEMBER 31, 2003                                               $    400,637
                                                                              ============



                                                                         Delaware VIPT
                                                                         Emerging Markets
                                                                         Subaccount
-----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                                 $     14,375
Changes From Operations:
.. Net investment income (loss)                                                         102
.. Net realized gain (loss) on investments                                           (1,103)
.. Net change in unrealized appreciation or depreciation on investments              (1,839)
                                                                              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     (2,840)
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                           103,725
..  Participant withdrawals                                                         (18,406)
                                                                              ------------
                                                                                    85,319
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                             --
..  Annuity Payments                                                                     --
..  Reimbursement of mortality guarantee adjustment                                      --
                                                                              ------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              85,319
                                                                              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             82,479
                                                                              ------------
NET ASSETS AT DECEMBER 31, 2002                                                     96,854
Changes From Operations:
.. Net investment income (loss)                                                       2,733
.. Net realized gain (loss) on investments                                            1,501
.. Net change in unrealized appreciation on investments                               1,809
                                                                              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      6,043
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                            14,787
..  Participant withdrawals                                                        (117,684)
                                                                              ------------
                                                                                  (102,897)
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                             --
..  Annuity Payments                                                                     --
..  Reimbursement of mortality guarantee adjustment                                      --
                                                                              ------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            (102,897)
                                                                              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (96,854)
                                                                              ------------
NET ASSETS AT DECEMBER 31, 2003                                               $         --
                                                                              ============

See accompanying notes.



                                                         ABVPSF                                          ABVPSF
AIM V.I. International AIM V.I. Premier AIM V.I. Premier Growth and      ABVPSF          ABVPSF Premier  Small Cap Value
Growth Class II        Equity           Equity Class II  Income Class B  Growth Class B  Growth Class B  Class B
Subaccount             Subaccount       Subaccount       Subaccount      Subaccount      Subaccount      Subaccount
-------------------------------------------------------------------------------------------------------------------------
      $   6,412          $ 2,268,639       $    6,815      $3,054,616       $ 667,004      $2,001,707      $    7,156
             49              (23,686)             (14)        (31,169)         (8,761)        (27,654)           (520)
           (181)            (241,998)             667         (45,555)        (23,326)       (148,430)            533
         (1,635)            (578,343)          (2,706)       (870,815)       (189,405)       (569,524)          6,749
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         (1,767)            (844,027)          (2,053)       (947,539)       (221,492)       (745,608)          6,762
         56,883              924,002           46,940       1,890,938         160,704         934,330         163,094
        (16,410)            (631,344)         (12,977)       (738,704)        (41,368)       (427,112)         (6,792)
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         40,473              292,658           33,963       1,152,234         119,336         507,218         156,302
             --                   --               --              --              --              --              --
             --                   --               --              --              --              --              --
             --                   --               --              --              --              --              --
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
             --                   --               --              --              --              --              --
         40,473              292,658           33,963       1,152,234         119,336         507,218         156,302
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         38,706             (551,369)          31,910         204,695        (102,156)       (238,390)        163,064
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         45,118            1,717,270           38,725       3,259,311         564,848       1,763,317         170,220
           (745)             (19,740)            (850)        (22,354)         (2,903)        (27,963)         (3,222)
          2,240             (113,845)             718        (123,771)       (290,023)        (80,505)          7,418
         18,013              494,582           16,062       1,120,444         329,950         491,704         122,221
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         19,508              360,997           15,930         974,319          37,024         383,236         126,417
        302,521               43,773           46,975       1,190,963           1,272         345,755         248,894
       (267,139)            (261,877)          (6,849)       (810,739)       (603,144)       (269,558)        (14,053)
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         35,382             (218,104)          40,126         380,224        (601,872)         76,197         234,841
             --                   --               --              --              --              --              --
             --                   --               --              --              --              --              --
             --                   --               --              --              --              --              --
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
             --                   --               --              --              --              --              --
         35,382             (218,104)          40,126         380,224        (601,872)         76,197         234,841
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         54,890              142,893           56,056       1,354,543        (564,848)        459,433         361,258
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
      $ 100,008          $ 1,860,163       $   94,781      $4,613,854       $      --      $2,222,750      $  531,478
      =========          ===========       ==========      ==========       =========      ==========      ==========


Delaware VIPT                           Delaware VIPT                    Delaware VIPT                   Delaware VIPT
Emerging Markets       Delaware VIPT    High Yield       Delaware VIPT   Large Cap Value                 REIT
Service Class          High Yield       Service Class    Large Cap Value Service Class   Delaware VIPT   Service Class
Subaccount             Subaccount       Subaccount       Subaccount      Subaccount      REIT Subaccount Subaccount
-------------------------------------------------------------------------------------------------------------------------
      $  12,470          $ 1,035,021       $  339,130      $  592,701       $ 118,392      $  436,631      $  134,354
            107              113,545           30,208             868            (362)          2,552             (66)
           (304)             (73,864)         (22,826)        (14,216)         (2,293)         12,234           2,899
           (806)             (41,175)             385        (123,688)        (26,399)        (16,204)         (1,046)
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         (1,003)              (1,494)           7,767        (137,036)        (29,054)         (1,418)          1,787
         26,136            1,312,700          419,405         223,331          45,236       1,020,788         411,016
         (2,783)            (709,165)        (226,559)       (104,563)        (14,757)       (147,142)        (74,945)
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         23,353              603,535          192,846         118,768          30,479         873,646         336,071
         (1,771)                  --           (1,689)             --          (1,785)             --          (2,333)
             --                   --               --              --              --              --              --
             --                   --               --              --              --              --              --
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         (1,771)                  --           (1,689)             --          (1,785)             --          (2,333)
         21,582              603,535          191,157         118,768          28,694         873,646         333,738
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         20,579              602,041          198,924         (18,268)           (360)        872,228         335,525
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
         33,049            1,637,062          538,054         574,433         118,032       1,308,859         469,879
            761              167,239           49,001           3,862          (1,701)         18,439           1,283
            143               49,000           23,122         (56,347)            150          21,680          12,761
            860              488,285          269,512         183,967          91,307         439,975         354,286
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
          1,764              704,524          341,635         131,482          89,756         480,094         368,330
             80            3,263,098        2,881,750         253,486         510,071         354,967       1,772,775
        (34,893)          (2,333,129)        (467,677)       (298,354)         (5,994)       (100,859)        (65,387)
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
        (34,813)             929,969        2,414,073         (44,868)        504,077         254,108       1,707,388
             --                   --               --              --              --              --              --
             --                   --               --              --              --              --              --
             --                   --               --              --              --              --              --
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
             --                   --               --              --              --              --              --
        (34,813)             929,969        2,414,073         (44,868)        504,077         254,108       1,707,388
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
        (33,049)           1,634,493        2,755,708          86,614         593,833         734,202       2,075,718
      ---------          -----------       ----------      ----------       ---------      ----------      ----------
      $      --          $ 3,271,555       $3,293,762      $  661,047       $ 711,865      $2,043,061      $2,545,597
      =========          ===========       ==========      ==========       =========      ==========      ==========

            American
            Funds Global
ABVPSF      Small
Technology  Capitalization
Class B     Class 2
Subaccount  Subaccount
--------------------------
$1,091,636   $    200,443
   (11,575)        (9,187)
  (163,706)      (101,709)
  (296,147)       (36,635)
----------   ------------
  (471,428)      (147,531)
   175,664     32,130,098
  (209,793)   (30,105,087)
----------   ------------
   (34,129)     2,025,011
        --             --
        --             --
        --             --
----------   ------------
        --             --
   (34,129)     2,025,011
----------   ------------
  (505,557)     1,877,480
----------   ------------
   586,079      2,077,923
   (10,940)        (8,338)
   (74,365)       (40,955)
   345,716        332,516
----------   ------------
   260,411        283,223
   371,906      4,782,308
  (121,888)    (5,935,167)
----------   ------------
   250,018     (1,152,859)
        --             --
        --             --
        --             --
----------   ------------
        --             --
   250,018     (1,152,859)
----------   ------------
   510,429       (869,636)
----------   ------------
$1,096,508   $  1,208,287
==========   ============

            Delaware
Delaware    VIPT Select
VIPT Select Growth
Growth      Service Class
Subaccount  Subaccount
--------------------------
$  883,473   $     27,720
    (9,272)          (440)
  (158,448)        (2,774)
  (119,129)        (7,857)
----------   ------------
  (286,849)       (11,071)
   188,103          9,450
  (327,537)        (5,415)
----------   ------------
  (139,434)         4,035
        --           (773)
        --             --
        --             --
----------   ------------
        --           (773)
  (139,434)         3,262
----------   ------------
  (426,283)        (7,809)
----------   ------------
   457,190         19,911
    (2,395)          (128)
  (241,166)        (6,884)
   295,486          9,507
----------   ------------
    51,925          2,495
    15,163             --
  (524,278)       (22,406)
----------   ------------
  (509,115)       (22,406)
        --             --
        --             (4)
        --              4
----------   ------------
        --             --
  (509,115)       (22,406)
----------   ------------
  (457,190)       (19,911)
----------   ------------
$       --   $         --
==========   ============

Lincoln New York Account N Variable Annuities

Years Ended December 31, 2002 and 2003

                                                                                         Delaware VIPT   Delaware VIPT
                                                                         Delaware VIPT   Small Cap Value Social
                                                                         Small Cap Value Service Class   Awareness
                                                                         Subaccount      Subaccount      Subaccount
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                              $1,114,716     $    182,974    $     73,891
Changes From Operations:
.. Net investment income (loss)                                                (15,498)          (4,125)           (720)
.. Net realized gain (loss) on investments                                      12,673            3,163            (522)
.. Net change in unrealized appreciation or depreciation on investments       (161,996)         (20,217)        (16,345)
                                                                           ----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (164,821)         (21,179)        (17,587)
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                    1,453,117          359,160          22,233
..  Participant withdrawals                                                   (609,635)         (71,097)         (6,458)
                                                                           ----------     ------------    ------------
                                                                              843,482          288,063          15,775
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                        --           (2,469)             --
..  Annuity Payments                                                                --               --              --
..  Reimbursement of mortality guarantee adjustment                                 --               --              --
                                                                           ----------     ------------    ------------
                                                                                   --           (2,469)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        843,482          285,594          15,775
                                                                           ----------     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       678,661          264,415          (1,812)
                                                                           ----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2002                                             1,793,377          447,389          72,079
Changes From Operations:
.. Net investment income (loss)                                                (22,799)         (13,605)            155
.. Net realized gain (loss) on investments                                      10,466            8,136         (10,182)
.. Net change in unrealized appreciation on investments                        791,070          353,516          13,607
                                                                           ----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               778,737          348,047           3,580
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                      597,427        1,193,152           8,260
..  Participant withdrawals                                                   (264,307)         (63,895)        (83,919)
                                                                           ----------     ------------    ------------
                                                                              333,120        1,129,257         (75,659)
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                        --               --              --
..  Annuity Payments                                                                --               --              --
..  Reimbursement of mortality guarantee adjustment                                 --               --              --
                                                                           ----------     ------------    ------------
                                                                                   --               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        333,120        1,129,257         (75,659)
                                                                           ----------     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,111,857        1,477,304         (72,079)
                                                                           ----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2003                                            $2,905,234     $  1,924,693    $         --
                                                                           ==========     ============    ============

                                                                         Fidelity VIP
                                                                         Growth                          Fidelity VIP
                                                                         Opportunities   Fidelity VIP    Overseas
                                                                         Service Class 2 Overseas        Service Class 2
                                                                         Subaccount      Subaccount      Subaccount
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                              $   30,378     $    170,415    $     48,055
Changes From Operations:
.. Net investment income (loss)                                                   (312)          (4,185)        (11,710)
.. Net realized gain (loss) on investments                                      (1,934)          39,485         283,314
.. Net change in unrealized appreciation or depreciation on investments         (6,826)          (8,141)        (31,761)
                                                                           ----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (9,072)          27,159         239,843
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                       11,253       26,662,545      39,396,139
..  Participant withdrawals                                                     (6,432)     (25,547,877)    (38,614,880)
                                                                           ----------     ------------    ------------
                                                                                4,821        1,114,668         781,259
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                    (1,133)              --          (1,069)
..  Annuity Payments                                                                --               --              --
..  Reimbursement of mortality guarantee adjustment                                 --               --              --
                                                                           ----------     ------------    ------------
                                                                               (1,133)              --          (1,069)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          3,688        1,114,668         780,190
                                                                           ----------     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (5,384)       1,141,827       1,020,033
                                                                           ----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2002                                                24,994        1,312,242       1,068,088
Changes From Operations:
.. Net investment income (loss)                                                    (29)          (3,408)         (2,992)
.. Net realized gain (loss) on investments                                      (5,693)          92,586         (56,880)
.. Net change in unrealized appreciation on investments                          7,381          100,475          85,607
                                                                           ----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,659          189,653          25,735
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                           80        9,339,764         591,232
..  Participant withdrawals                                                    (26,733)     (10,591,704)     (1,292,533)
                                                                           ----------     ------------    ------------
                                                                              (26,653)      (1,251,940)       (701,301)
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                        --               --              --
..  Annuity Payments                                                                --               --              --
..  Reimbursement of mortality guarantee adjustment                                 --               --              --
                                                                           ----------     ------------    ------------
                                                                                   --               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (26,653)      (1,251,940)       (701,301)
                                                                           ----------     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (24,994)      (1,062,287)       (675,566)
                                                                           ----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2003                                            $       --     $    249,955    $    392,522
                                                                           ==========     ============    ============

                                                                         Delaware VIPT
                                                                         Social Awareness
                                                                         Service Class
                                                                         Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                               $   81,340
Changes From Operations:
.. Net investment income (loss)                                                  (1,247)
.. Net realized gain (loss) on investments                                       (3,107)
.. Net change in unrealized appreciation or depreciation on investments         (21,065)
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (25,419)
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                        33,082
..  Participant withdrawals                                                     (12,693)
                                                                            ----------
                                                                                20,389
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                     (1,219)
..  Annuity Payments                                                                 --
..  Reimbursement of mortality guarantee adjustment                                  --
                                                                            ----------
                                                                                (1,219)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          19,170
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (6,249)
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2002                                                 75,091
Changes From Operations:
.. Net investment income (loss)                                                     (20)
.. Net realized gain (loss) on investments                                      (17,436)
.. Net change in unrealized appreciation on investments                          21,527
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  4,071
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                         1,178
..  Participant withdrawals                                                     (80,340)
                                                                            ----------
                                                                               (79,162)
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                         --
..  Annuity Payments                                                                 --
..  Reimbursement of mortality guarantee adjustment                                  --
                                                                            ----------
                                                                                    --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (79,162)
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (75,091)
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2003                                             $       --
                                                                            ==========


                                                                         FTVIPT
                                                                         Franklin Small
                                                                         Cap Class 2
                                                                         Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                               $  558,338
Changes From Operations:
.. Net investment income (loss)                                                  (8,206)
.. Net realized gain (loss) on investments                                      (49,655)
.. Net change in unrealized appreciation or depreciation on investments        (194,198)
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (252,059)
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                       746,712
..  Participant withdrawals                                                    (158,119)
                                                                            ----------
                                                                               588,593
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                         --
..  Annuity Payments                                                             (3,311)
..  Reimbursement of mortality guarantee adjustment                                  30
                                                                            ----------
                                                                                (3,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         585,312
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        333,253
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2002                                                891,591
Changes From Operations:
.. Net investment income (loss)                                                 (18,227)
.. Net realized gain (loss) on investments                                       (7,312)
.. Net change in unrealized appreciation on investments                         422,405
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                396,866
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                       873,164
..  Participant withdrawals                                                    (157,599)
                                                                            ----------
                                                                               715,565
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                         --
..  Annuity Payments                                                             (3,072)
..  Reimbursement of mortality guarantee adjustment                                   5
                                                                            ----------
                                                                                (3,067)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         712,498
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,109,364
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2003                                             $2,000,955
                                                                            ==========

See accompanying notes.

                                     Delaware VIPT      Fidelity VIP                   Fidelity VIP
Delaware VIPT     Delaware VIPT      U.S. Growth        Contrafund      Fidelity VIP   Equity-Income      Fidelity VIP
Trend             Trend Service      Service Class      Service Class 2 Equity-Income  Service Class 2    Growth
Subaccount        Class Subaccount   Subaccount         Subaccount      Subaccount     Subaccount         Subaccount
-----------------------------------------------------------------------------------------------------------------------
   $ 1,331,696       $    342,289        $    7,016       $    6,593      $1,110,683       $  72,639       $1,396,175
       (21,321)            (6,003)              (87)            (282)         (1,611)         (1,261)         (14,690)
       (93,810)            (2,634)             (452)              25         (19,730)         (1,464)        (128,900)
      (259,567)           (63,942)           (1,491)            (891)       (281,304)        (21,522)        (351,347)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
      (374,698)           (72,579)           (2,030)          (1,148)       (302,645)        (24,247)        (494,937)
       954,447            264,768             8,403          118,335       1,087,836         321,210          448,705
      (330,155)          (117,868)           (5,151)          (6,153)       (242,384)        (22,605)        (327,639)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
       624,292            146,900             3,252          112,182         845,452         298,605          121,066
            --             (1,028)               --               --              --          (1,696)              --
        (3,327)                --                --               --         (13,327)             --               --
            (2)                --                --               --               1              --               --
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
        (3,329)            (1,028)               --               --         (13,326)         (1,696)              --
       620,963            145,872             3,252          112,182         832,126         296,909          121,066
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
       246,265             73,293             1,222          111,034         529,481         272,662         (373,871)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
     1,577,961            415,582             8,238          117,627       1,640,164         345,301        1,022,304
       (24,790)           (11,598)           (1,160)          (8,028)          7,758          (2,252)         (10,164)
       (37,579)             4,401             3,884            3,352         (47,154)         10,639         (139,679)
       576,060            221,376            16,181          163,852         480,319         168,406          407,216
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
       513,691            214,179            18,905          159,176         440,923         176,793          257,373
       187,653            857,799           392,686          962,032         200,734         522,302          218,457
      (221,685)           (57,909)          (59,815)         (18,739)       (197,511)       (114,563)        (340,440)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
       (34,032)           799,890           332,871          943,293           3,223         407,739         (121,983)
             5                 --                --               --              18              --               --
        (3,305)                --                --               --         (12,409)             --               --
            --                 --                --               --              --              --               --
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
        (3,300)                --                --               --         (12,391)             --               --
       (37,332)           799,890           332,871          943,293          (9,168)        407,739         (121,983)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
       476,359          1,014,069           351,776        1,102,469         431,755         584,532          135,390
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
   $ 2,054,320       $  1,429,651        $  360,014       $1,220,096      $2,071,919       $ 929,833       $1,157,694
   ===========       ============        ==========       ==========      ==========       =========       ==========

FTVIPT            FTVIPT             FTVIPT             Janus Aspen     Janus Aspen
Franklin Mutual   Templeton          Templeton          Series          Series         Janus Aspen Series Liberty VIT
Shares Securities Foreign            Growth             Balanced        Mid Cap Growth Worldwide Growth   Newport
Class 2           Securities Class 2 Securities Class 2 Service Shares  Service Shares Service Shares     Tiger
Subaccount        Subaccount         Subaccount         Subaccount      Subaccount     Subaccount         Subaccount
-----------------------------------------------------------------------------------------------------------------------
   $   929,214       $    577,408        $  131,958       $    6,425      $    6,861       $   6,937       $  120,648
        (6,467)            35,541             1,277              664             (94)            (72)             175
       (43,770)           206,308              (849)             106            (651)           (581)          (4,968)
      (197,586)           (27,342)          (36,672)          (1,424)         (1,267)         (1,057)         (22,773)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
      (247,823)           214,507           (36,244)            (654)         (2,012)         (1,710)         (27,566)
     1,420,599         60,296,084           158,961           85,626           9,887           1,582           98,824
      (610,994)       (59,288,688)          (27,037)          (5,966)         (4,969)         (5,234)         (29,278)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
       809,605          1,007,396           131,924           79,660           4,918          (3,652)          69,546
            --                 --                --               --              --              --               --
            --             (1,297)               --               --              --              --               --
            --                 --                --               --              --              --               --
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
            --             (1,297)               --               --              --              --               --
       809,605          1,006,099           131,924           79,660           4,918          (3,652)          69,546
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
       561,782          1,220,606            95,680           79,006           2,906          (5,362)          41,980
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
     1,490,996          1,798,014           227,638           85,431           9,767           1,575          162,628
        (8,400)            (5,722)              266            2,887            (709)            (56)            (698)
      (111,612)           102,403             1,748            1,430            (368)            504          (47,502)
       200,518             14,404           230,823           38,495          15,875           1,471           41,049
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
        80,506            111,085           232,837           42,812          14,798           1,919           (7,151)
       135,966          9,362,101         1,085,215          471,770         109,870         183,422           18,163
    (1,707,468)       (11,267,898)          (65,591)         (53,809)         (1,114)       (175,460)        (173,640)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
    (1,571,502)        (1,905,797)        1,019,624          417,961         108,756           7,962         (155,477)
            --             (2,862)               --               --              --              --               --
            --               (440)               --               --              --              --               --
            --                 --                --               --              --              --               --
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
            --             (3,302)               --               --              --              --               --
    (1,571,502)        (1,909,099)        1,019,624          417,961         108,756           7,962         (155,477)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
    (1,490,996)        (1,798,014)        1,252,461          460,773         123,554           9,881         (162,628)
   -----------       ------------        ----------       ----------      ----------       ---------       ----------
   $        --       $         --        $1,480,099       $  546,204      $  133,321       $  11,456       $       --
   ===========       ============        ==========       ==========      ==========       =========       ==========

Fidelity VIP   Fidelity VIP
Growth Service Growth
Class 2        Opportunities
Subaccount     Subaccount
----------------------------
   $ 52,169      $ 125,533
       (802)          (394)
     (4,325)        (9,720)
    (14,076)       (21,416)
   --------      ---------
    (19,203)       (31,530)
     39,882         56,101
    (18,338)       (51,295)
   --------      ---------
     21,544          4,806
       (962)            --
         --             --
         --             --
   --------      ---------
       (962)            --
     20,582          4,806
   --------      ---------
      1,379        (26,724)
   --------      ---------
     53,548         98,809
     (2,304)           290
     (5,249)       (25,626)
     60,234         32,166
   --------      ---------
     52,681          6,830
    628,609          5,728
    (52,226)      (111,367)
   --------      ---------
    576,383       (105,639)
         --             --
         --             --
         --             --
   --------      ---------
         --             --
    576,383       (105,639)
   --------      ---------
    629,064        (98,809)
   --------      ---------
   $682,612      $      --
   ========      =========

               Lincoln VIPT
Lincoln VIPT   Aggressive
Aggressive     Growth
Growth         Service Class
Subaccount     Subaccount
----------------------------
   $  7,479      $      --
        (91)            --
       (443)            --
     (1,480)            --
   --------      ---------
     (2,014)            --
          3             --
     (5,468)            --
   --------      ---------
     (5,465)            --
         --             --
         --             --
         --             --
   --------      ---------
         --             --
     (5,465)            --
   --------      ---------
     (7,479)            --
   --------      ---------
         --             --
       (106)           (32)
          1              1
      1,059            129
   --------      ---------
        954             98
     30,217         14,152
         --           (546)
   --------      ---------
     30,217         13,606
         --             --
         --             --
         --             --
   --------      ---------
         --             --
     30,217         13,606
   --------      ---------
     31,171         13,704
   --------      ---------
   $ 31,171      $  13,704
   ========      =========

Lincoln New York Account N Variable Annuities

Years Ended December 31, 2002 and 2003

                                                                                                    Lincoln      Lincoln
                                                                                      Lincoln       VIPT         VIPT Capital
                                                                         Lincoln VIPT VIPT Bond     Capital      Appreciation
                                                                         Bond         Service Class Appreciation Service Class
                                                                         Subaccount   Subaccount    Subaccount   Subaccount
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                            $ 6,057,118   $       --    $   7,004     $     --
Changes From Operations:
.. Net investment income (loss)                                               453,724           --         (220)          --
.. Net realized gain (loss) on investments                                     27,187           --          (99)          --
.. Net change in unrealized appreciation or depreciation on investments       406,937           --       (3,387)          --
                                                                         -----------   ----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              887,848           --       (3,706)          --
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                  10,116,454           --       35,159           --
..  Participant withdrawals                                                (1,848,718)          --       (5,364)          --
                                                                         -----------   ----------    ---------     --------
                                                                           8,267,736           --       29,795           --
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                       --           --           --           --
..  Annuity Payments                                                          (18,035)          --           --           --
..  Reimbursement of mortality guarantee adjustment                                 5           --           --           --
                                                                         -----------   ----------    ---------     --------
                                                                             (18,030)          --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     8,249,706           --       29,795           --
                                                                         -----------   ----------    ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    9,137,554           --       26,089           --
                                                                         -----------   ----------    ---------     --------
NET ASSETS AT DECEMBER 31, 2002                                           15,194,672           --       33,093           --
Changes From Operations:
.. Net investment income (loss)                                               539,299        5,090       (1,183)        (473)
.. Net realized gain (loss) on investments                                    399,174           (1)          86           59
.. Net change in unrealized appreciation on investments                        81,397        3,535       23,248        9,184
                                                                         -----------   ----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            1,019,870        8,624       22,151        8,770
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                  10,181,243    1,791,793       77,423      118,151
..  Participant withdrawals                                                (6,888,356)      (2,741)        (115)        (597)
                                                                         -----------   ----------    ---------     --------
                                                                           3,292,887    1,789,052       77,308      117,554
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                       26           --           --           --
..  Annuity Payments                                                          (18,815)          --           --           --
..  Reimbursement of mortality guarantee adjustment                                --           --           --           --
                                                                         -----------   ----------    ---------     --------
                                                                             (18,789)          --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     3,274,098    1,789,052       77,308      117,554
                                                                         -----------   ----------    ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    4,293,968    1,797,676       99,459      126,324
                                                                         -----------   ----------    ---------     --------
NET ASSETS AT DECEMBER 31, 2003                                          $19,488,640   $1,797,676    $ 132,552     $126,324
                                                                         ===========   ==========    =========     ========

                                                                                      MFS VIT
                                                                         MFS VIT      Emerging                   MFS VIT
                                                                         Emerging     Growth        MFS VIT      Research
                                                                         Growth       Service Class Research     Service Class
                                                                         Subaccount   Subaccount    Subaccount   Subaccount
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                            $   667,669   $   50,377    $ 564,491     $ 48,974
Changes From Operations:
.. Net investment income (loss)                                                (8,165)        (678)      (5,516)        (662)
.. Net realized gain (loss) on investments                                   (269,041)      (2,888)     (39,153)      (3,419)
.. Net change in unrealized appreciation or depreciation on investments        18,911      (14,233)    (100,693)      (9,463)
                                                                         -----------   ----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (258,295)     (17,799)    (145,362)     (13,544)
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                   3,616,445       12,174      140,226        6,497
..  Participant withdrawals                                                (3,561,105)      (6,079)    (124,524)      (6,654)
                                                                         -----------   ----------    ---------     --------
                                                                              55,340        6,095       15,702         (157)
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                       --         (713)          --       (1,033)
..  Annuity Payments                                                               --           --           --           --
..  Reimbursement of mortality guarantee adjustment                                --           --           --           --
                                                                         -----------   ----------    ---------     --------
                                                                                  --         (713)          --       (1,033)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        55,340        5,382       15,702       (1,190)
                                                                         -----------   ----------    ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (202,955)     (12,417)    (129,660)     (14,734)
                                                                         -----------   ----------    ---------     --------
NET ASSETS AT DECEMBER 31, 2002                                              464,714       37,960      434,831       34,240
Changes From Operations:
.. Net investment income (loss)                                                (7,160)      (1,933)         655          (59)
.. Net realized gain (loss) on investments                                    (14,338)      (3,310)    (212,337)     (15,151)
.. Net change in unrealized appreciation on investments                       146,924       32,607      225,734       16,570
                                                                         -----------   ----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              125,426       27,364       14,052        1,360
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                      56,842      140,547       25,017          483
..  Participant withdrawals                                                   (74,944)     (13,138)    (473,900)     (36,083)
                                                                         -----------   ----------    ---------     --------
                                                                             (18,102)     127,409     (448,883)     (35,600)
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                       --           --           --           --
..  Annuity Payments                                                               --           --           --           --
..  Reimbursement of mortality guarantee adjustment                                --           --           --           --
                                                                         -----------   ----------    ---------     --------
                                                                                  --           --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (18,102)     127,409     (448,883)     (35,600)
                                                                         -----------   ----------    ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      107,324      154,773     (434,831)     (34,240)
                                                                         -----------   ----------    ---------     --------
NET ASSETS AT DECEMBER 31, 2003                                          $   572,038   $  192,733    $      --     $     --
                                                                         ===========   ==========    =========     ========

See accompanying notes.

             Lincoln
Lincoln      VIPT Global                                              Lincoln       Lincoln    Lincoln       MFS VIT
VIPT Global  Asset                       Lincoln VIPT                 VIPT Money    VIPT       VIPT Social   Capital
Asset        Allocation    Lincoln VIPT  International Lincoln VIPT   Market        Social     Awareness     Opportunities
Allocation   Service Class International Service Class Money Market   Service Class Awareness  Service Class Service Class
Subaccount   Subaccount    Subaccount    Subaccount    Subaccount     Subaccount    Subaccount Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------------
$     6,578   $       --    $    6,644     $     --    $  15,257,959   $       --    $  6,934    $     --      $  7,166
        (42)          --           (31)          --          (16,957)          --         (80)         --           (98)
        (87)          --             7           --               --           --        (413)         --          (307)
       (621)          --          (718)          --               --           --        (940)         --        (1,378)
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
       (750)          --          (742)          --          (16,957)          --      (1,433)         --        (1,783)
        201           --         7,258           --      283,638,484           --           2          --         3,684
     (5,802)          --        (5,891)          --     (290,357,670)          --      (5,503)         --        (5,200)
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
     (5,601)          --         1,367           --       (6,719,186)          --      (5,501)         --        (1,516)
         --           --            --           --               --           --          --          --            --
         --           --            --           --           (7,970)          --          --          --            --
         --           --            --           --                2           --          --          --            --
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
         --           --            --           --           (7,968)          --          --          --            --
     (5,601)          --         1,367           --       (6,727,154)          --      (5,501)         --        (1,516)
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
     (6,351)          --           625           --       (6,744,111)          --      (6,934)         --        (3,299)
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
        227           --         7,269           --        8,513,848           --          --          --         3,867
        144          126         3,230          (90)         (66,106)        (880)        282        (129)         (576)
          3           23         3,935            4               --           --      10,502          --         1,231
      1,353          583        42,367       14,630               --           --      46,842       5,552        11,166
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
      1,500          732        49,532       14,544          (66,106)        (880)     57,626       5,423        11,821
     17,499       20,109       434,934      358,735       51,945,174    1,529,804     417,775     213,877        90,741
         --         (863)     (160,425)        (284)     (54,239,685)    (399,746)    (81,276)         --       (11,117)
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
     17,499       19,246       274,509      358,451       (2,294,511)   1,130,058     336,499     213,877        79,624
         --           --            --           --               10           --          --          --            --
         --           --            --           --           (7,635)          --          --          --            --
         --           --            --           --               --           --          --          --            --
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
         --           --            --           --           (7,625)          --          --          --            --
     17,499       19,246       274,509      358,451       (2,302,136)   1,130,058     336,499     213,877        79,624
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
     18,999       19,978       324,041      372,995       (2,368,242)   1,129,178     394,125     219,300        91,445
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
$    19,226   $   19,978    $  331,310     $372,995    $   6,145,606   $1,129,178    $394,125    $219,300      $ 95,312
===========   ==========    ==========     ========    =============   ==========    ========    ========      ========

             MFS VIT                                                                Putnam     Putnam VT
MFS VIT      Total                       MFS VIT                                    VT Growth  Health        Scudder VIT
Total        Return        MFS VIT       Utilities     NB AMT Mid-    NB AMT        & Income   Sciences      EAFE Equity
Return       Service Class Utilities     Service Class Cap Growth     Regency       Class IB   Class IB      Index
Subaccount   Subaccount    Subaccount    Subaccount    Subaccount     Subaccount    Subaccount Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------------
$ 2,535,900   $  359,920    $1,427,783     $137,713    $       7,233   $    6,720    $  6,547    $  6,369      $  6,387
      3,324       (2,978)       16,011        1,102             (298)         (85)          3        (105)           33
     (7,198)         114      (257,372)     (10,677)             894           69        (312)       (566)         (504)
   (230,355)     (33,736)     (109,304)     (26,376)          (3,245)        (721)       (960)     (1,175)         (983)
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
   (234,229)     (36,600)     (350,665)     (35,951)          (2,649)        (737)     (1,269)     (1,846)       (1,454)
  3,135,369      829,002       492,406      127,394           79,443          973       8,114      61,236         8,952
   (632,168)     (61,980)     (569,852)     (18,127)         (13,487)      (5,958)     (5,335)     (5,192)       (5,021)
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
  2,503,201      767,022       (77,446)     109,267           65,956       (4,985)      2,779      56,044         3,931
         --       (2,073)           --       (1,127)              --           --          --          --            --
     (3,826)          --        (4,193)          --               --           --          --          --            --
         (1)          --             1           --               --           --          --          --            --
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
     (3,827)      (2,073)       (4,192)      (1,127)              --           --          --          --            --
  2,499,374      764,949       (81,638)     108,140           65,956       (4,985)      2,779      56,044         3,931
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
  2,265,145      728,349      (432,303)      72,189           63,307       (5,722)      1,510      54,198         2,477
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
  4,801,045    1,088,269       995,480      209,902           70,540          998       8,057      60,567         8,864
      8,772       (4,497)       10,140        1,826           (7,068)      (1,014)       (542)       (958)          879
    (76,982)       4,224       (26,799)         314            1,620        8,051          33       1,756           424
    565,027      344,860       360,949      104,561          125,352       19,367      14,624      12,180        16,045
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
    496,817      344,587       344,290      106,701          119,904       26,404      14,115      12,978        17,348
    494,134    2,476,009       117,142      288,890        1,083,139      341,446      76,227      79,418       155,823
 (1,885,042)    (199,549)      (82,190)     (31,347)          (9,044)     (51,372)         (2)    (16,987)      (91,722)
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
 (1,390,908)   2,276,460        34,952      257,543        1,074,095      290,074      76,225      62,431        64,101
          5           --             6           --               --           --          --          --            --
     (3,729)          --        (4,192)          --               --           --          --          --            --
         --           --            --           --               --           --          --          --            --
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
     (3,724)          --        (4,186)          --               --           --          --          --            --
 (1,394,632)   2,276,460        30,766      257,543        1,074,095      290,074      76,225      62,431        64,101
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
   (897,815)   2,621,047       375,056      364,244        1,193,999      316,478      90,340      75,409        81,449
-----------   ----------    ----------     --------    -------------   ----------    --------    --------      --------
$ 3,903,230   $3,709,316    $1,370,536     $574,146    $   1,264,539   $  317,476    $ 98,397    $135,976      $ 90,313
===========   ==========    ==========     ========    =============   ==========    ========    ========      ========

Lincoln New York Account N Variable Annuities

Years Ended December 31, 2002 and 2003

                                                                         Scudder VIT
                                                                         EAFE                           Scudder VIT
                                                                         Equity Index  Scudder VIT      Equity 500 Index
                                                                         Service Class Equity 500 Index Service Class
                                                                         Subaccount    Subaccount       Subaccount
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                               $    --      $ 2,142,030        $     --
Changes From Operations:
.. Net investment income (loss)                                                   --            1,534              --
.. Net realized gain (loss) on investments                                        --          (38,662)             --
.. Net change in unrealized appreciation or depreciation on investments           --         (546,788)             --
                                                                            -------      -----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  --         (583,916)             --
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                         --        1,627,148              --
..  Participant withdrawals                                                       --       (1,052,061)             --
                                                                            -------      -----------        --------
                                                                                 --          575,087              --
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                      --               --              --
..  Annuity Payments                                                              --         (100,184)             --
..  Reimbursement of mortality guarantee adjustment                               --           (1,230)             --
                                                                            -------      -----------        --------
                                                                                 --         (101,414)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                    --          473,673              --
                                                                            -------      -----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          --         (110,243)             --
                                                                            -------      -----------        --------
NET ASSETS AT DECEMBER 31, 2002                                                  --        2,031,787              --
Changes From Operations:
.. Net investment income (loss)                                                  (68)         (18,369)           (474)
.. Net realized gain (loss) on investments                                         4         (307,019)             12
.. Net change in unrealized appreciation on investments                        4,375        1,101,263          16,274
                                                                            -------      -----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               4,311          775,875          15,812
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                     85,712        3,409,268         372,669
..  Participant withdrawals                                                     (356)      (1,693,974)           (749)
                                                                            -------      -----------        --------
                                                                             85,356        1,715,294         371,920
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                      --              163              --
..  Annuity Payments                                                              --          (92,995)             --
..  Reimbursement of mortality guarantee adjustment                               --               --              --
                                                                            -------      -----------        --------
                                                                                 --          (92,832)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                85,356        1,622,462         371,920
                                                                            -------      -----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      89,667        2,398,337         387,732
                                                                            -------      -----------        --------
NET ASSETS AT DECEMBER 31, 2003                                             $89,667      $ 4,430,124        $387,732
                                                                            =======      ===========        ========

                                                                         Scudder VIT Scudder VIT
                                                                         Small Cap   Small Cap Index
                                                                         Index       Service Class
                                                                         Subaccount  Subaccount
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                             $  7,301       $    --
Changes From Operations:
.. Net investment income (loss)                                                 384            --
.. Net realized gain (loss) on investments                                      319            --
.. Net change in unrealized appreciation or depreciation on investments        (713)           --
                                                                          --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (10)           --
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                    86,936            --
..  Participant withdrawals                                                  (5,796)           --
                                                                          --------       -------
                                                                            81,140            --
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                     --            --
..  Annuity Payments                                                             --            --
..  Reimbursement of mortality guarantee adjustment                              --            --
                                                                          --------       -------
                                                                                --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               81,140            --
                                                                          --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     81,130            --
                                                                          --------       -------
NET ASSETS AT DECEMBER 31, 2002                                             88,431            --
Changes From Operations:
.. Net investment income (loss)                                              (1,771)          (31)
.. Net realized gain (loss) on investments                                    2,554            --
.. Net change in unrealized appreciation on investments                      89,690           630
                                                                          --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             90,473           599
Changes From Unit Transactions:
 Accumulation Units:
..  Participant purchases                                                   379,481        31,179
..  Participant withdrawals                                                 (12,370)           --
                                                                          --------       -------
                                                                           367,111        31,179
 Annuity Reserves:
..  Transfer from accumulation units and between subaccounts                     --            --
..  Annuity Payments                                                             --            --
..  Reimbursement of mortality guarantee adjustment                              --            --
                                                                          --------       -------
                                                                                --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              367,111        31,179
                                                                          --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    457,584        31,778
                                                                          --------       -------
NET ASSETS AT DECEMBER 31, 2003                                           $546,015       $31,778
                                                                          ========       =======

See accompanying notes.

Lincoln New York Account N Variable Annuities

Notes to financial statements

1. Accounting Policies and Account Information
The Variable Account: Lincoln New York Separate Account N for Variable Annuities (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of ten products. The available contracts are as follows:

..  Lincoln Choice Plus
..  Lincoln Choice Plus II
..  Lincoln Choice Plus Access
..  Lincoln Choice Plus II Access
..  Lincoln Choice Plus II Bonus
..  Lincoln Choice Plus II L-Share
..  Lincoln Choice Plus Assurance
..  Lincoln Choice Plus Assurance Access
..  Lincoln Choice Plus Assurance Bonus
..  Lincoln Choice Plus Assurance L-Share

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of sixty eight mutual funds (the Funds) of twelve diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Growth Fund
  AIM V.I. Growth Class II Fund
  AIM V.I. International Growth Fund
  AIM V.I. International Growth Class II Fund
  AIM V.I. Premier Equity Fund
  AIM V.I. Premier Equity Class II Fund

AllianceBernstein Variable Products Series Fund (ABVPSF):
  ABVPSF Growth and Income Class B Fund
  ABVPSF Premier Growth Class B Fund
  ABVPSF Small Cap Value Class B Fund
  ABVPSF Technology Class B Fund

American Funds Insurance Series (American Funds):
  American Funds Global Small Capitalization Class 2 Fund
  American Funds Growth Class 2 Fund
  American Funds Growth-Income Class 2 Fund
  American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT High Yield Series
  Delaware VIPT High Yield Service Class Series
  Delaware VIPT Large Cap Value Series
  Delaware VIPT Large Cap Value Service Class Series
  Delaware VIPT REIT Series
  Delaware VIPT REIT Service Class Series
  Delaware VIPT Small Cap Value Series
  Delaware VIPT Small Cap Service Class Series
  Delaware VIPT Trend Series
  Delaware VIPT Trend Service Class Series
  Delaware VIPT U.S. Growth Service Class Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class 2 Portfolio
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Equity-Income Service Class 2 Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP Growth Service Class 2 Portfolio
  Fidelity VIP Overseas Portfolio
  Fidelity VIP Overseas Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Small Cap Class 2 Fund
  FTVIPT Templeton Growth Securities Class 2 Fund

Janus Aspen Series:
  Janus Aspen Series Balanced Service Shares Portfolio
  Janus Aspen Series Mid Cap Growth Service Shares Portfolio
  Janus Aspen Series Worldwide Growth Service Shares Portfolio

Lincoln Variable Products Trust (Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Aggressive Growth Service Class Fund
  Lincoln VIPT Bond Fund
  Lincoln VIPT Bond Service Class Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Capital Appreciation Service Class Fund
  Lincoln VIPT Global Asset Allocation Fund
  Lincoln VIPT Global Asset Allocation Service Class Fund
  Lincoln VIPT International Fund
  Lincoln VIPT International Service Class Fund
  Lincoln VIPT Money Market Fund
  Lincoln VIPT Money Market Service Class Fund
  Lincoln VIPT Social Awareness Fund
  Lincoln VIPT Social Awareness Service Class Fund

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Capital Opportunities Service Class Series
  MFS VIT Emerging Growth Series
  MFS VIT Emerging Growth Service Class Series
  MFS VIT Total Return Series
  MFS VIT Total Return Service Class Series
  MFS VIT Utilities Series
  MFS VIT Utilities Service Class Series

Lincoln New York Account N Variable Annuities

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio
  NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth & Income Class IB Fund
  Putnam VT Health Sciences Class IB Fund

Scudder VIT Funds (Scudder VIT):
  Scudder VIT EAFE Equity Index Fund
  Scudder VIT EAFE Equity Index Service Class Fund
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Equity 500 Index Service Class Fund
  Scudder VIT Small Cap Index Fund
  Scudder VIT Small Cap Index Service Class Fund

* Denotes an affiliate of Lincoln Life & Annuity Company of New York.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2003, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, 5% or 6%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, 5% or 6%.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the ten contract types:

..  Lincoln Choice Plus at a daily rate of .0038356% to .0050685% (1.40% to
   1.85% on an annual basis)
..  Lincoln Choice Plus II at a daily rate of .0034247% to .0050685% (1.25% to
   1.85% on an annual basis)
..  Lincoln Choice Plus Access at a daily rate of .0038356% to .0057534% (1.40%
   to 2.10% on an annual basis)
..  Lincoln Choice Plus II Access at a daily rate of .0038356% to
   .0057534% (1.40% to 2.10% on an annual basis)
..  Lincoln Choice Plus II Bonus at a daily rate of .0038356% to
   .0056164% (1.40% to 2.05% on an annual basis)
..  Lincoln Choice Plus II L-Share at a daily rate of .0038356% to
   .0058904% (1.40% to 2.15% on an annual basis)
..  Lincoln Choice Plus Assurance at a daily rate of .0036986% to
   .0052055% (1.35% to 1.90% on an annual basis)
..  Lincoln Choice Plus Assurance Access at a daily rate of .0038356% to
   .0057534% (1.40% to 2.10% on an annual basis)
..  Lincoln Choice Plus Assurance Bonus at a daily rate of .0038356% to
   .0056164% (1.40% to 2.05% on an annual basis)
..  Lincoln Choice Plus Assurance L-Share at a daily rate of .0038356% to
   .0058904% (1.40% to 2.15% on an annual basis)

In addition, $187,021 was retained by the Company for contract charges and surrender charges during 2003.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln New York Account N Variable Annuities

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                           Unit Value Unit Value
                                                              Commencement Beginning  End of     Units                  Total
Subaccount                                                    Date(1)      of Period  Period     Outstanding Net Assets Return(2)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth
  Lincoln Ch+ (1.40% Fee Rate)                                               $ 3.70     $ 4.78     229,119   $1,096,114   29.42%
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve                              3.70       4.78       2,965       14,187   29.42%
  Lincoln Ch+ Acs (1.65% Fee Rate)                                             3.25       4.20      15,104       63,372   29.09%
AIM V.I. Growth Class II
  Lincoln Ch+ II (1.25% Fee Rate)                               12/26/03      12.03      12.22       1,310       16,010    1.57%
  Lincoln Ch+ II (1.40% Fee Rate)                                              7.56       9.76       3,507       34,227   29.08%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.65% Fee Rate)            3/11/03       7.26      10.13         948        9,604   39.57%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.34      13.32       3,194       42,604   28.81%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            7.53       9.69       1,858       18,003   28.66%
AIM V.I. International Growth
  Lincoln Ch+ (1.40% Fee Rate)                                                 5.63       7.17      55,910      400,637   27.27%
AIM V.I. International Growth Class II
  Lincoln Ch+ II (1.40% Fee Rate)                                              8.80      11.16       2,947       32,923   26.84%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.65% Fee Rate)                          9.28      11.74       1,771       20,782   26.50%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           11/20/03      11.53      12.48         354        4,413    8.30%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.53      13.33       2,352       31,356   26.58%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.77      11.09         249        2,766   26.45%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              12/19/03      12.14      12.48         622        7,768    2.85%
AIM V.I. Premier Equity
  Lincoln Ch+ (1.40% Fee Rate)                                                 5.32       6.56     226,190    1,484,184   23.34%
  Lincoln Ch+ Acs (1.65% Fee Rate)                                             5.01       6.16      61,036      375,979   23.03%
AIM V.I. Premier Equity Class II
  Lincoln Ch+ II (1.40% Fee Rate)                                              7.76       9.55       4,101       39,184   23.06%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.65% Fee Rate)             1/9/03       8.55       9.94       1,195       11,886   16.35%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.37      12.74       2,509       31,963   22.84%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                              11/4/03       9.09       9.48       1,239       11,748    4.36%
ABVPSF Growth and Income Class B
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      8.08      10.54     280,113    2,951,710   30.35%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            7.89      10.26      82,070      841,837   30.02%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           12/19/03      11.77      12.02         451        5,424    2.08%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        1/10/03      11.37      13.94      29,636      412,992   22.56%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.64      11.23      24,202      271,727   29.96%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/14/03      11.21      12.03       1,016       12,223    7.32%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      11.16      12.02       9,811      117,941    7.67%
ABVPSF Premier Growth Class B
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      4.78       5.81     282,988    1,644,878   21.65%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            4.27       5.19      67,034      347,583   21.35%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           12/11/03      11.17      11.50          93        1,065    2.96%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        1/16/03      10.40      12.02       1,677       20,156   15.61%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.10       9.83      21,269      209,068   21.29%

                                                              Investment
                                                              Income
Subaccount                                                    Ratio(3)
------------------------------------------------------------------------
AIM V.I. Growth                                                    --
  Lincoln Ch+ (1.40% Fee Rate)
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve
  Lincoln Ch+ Acs (1.65% Fee Rate)
AIM V.I. Growth Class II                                           --
  Lincoln Ch+ II (1.25% Fee Rate)
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.65% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
AIM V.I. International Growth                                    0.33%
  Lincoln Ch+ (1.40% Fee Rate)
AIM V.I. International Growth Class II                           0.43%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
AIM V.I. Premier Equity                                          0.30%
  Lincoln Ch+ (1.40% Fee Rate)
  Lincoln Ch+ Acs (1.65% Fee Rate)
AIM V.I. Premier Equity Class II                                 0.29%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.65% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
ABVPSF Growth and Income Class B                                 0.83%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
ABVPSF Premier Growth Class B                                      --
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                           Unit Value Unit Value
                                                              Commencement Beginning  End of     Units
Subaccount                                                    Date(1)      of Period  Period     Outstanding Net Assets
-------------------------------------------------------------------------------------------------------------------------
ABVPSF Small Cap Value Class B
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                    $10.96     $15.22       19,241  $   292,903
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)                                              2/24/03      10.22      15.13        1,950       29,516
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           12/11/03      12.70      13.13           79        1,036
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     11.57      16.04        8,654      138,844
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr (1.70%
   Fee Rate)                                                                  10.91      15.11        4,414       66,719
  Lincoln Ch+ Asr (1.45% Fee Rate)                              12/15/03      12.60      13.13          187        2,460
ABVPSF Technology Class B
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      3.24       4.59      183,271      841,010
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            2.79       3.94       50,538      199,299
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                       11/26/03      15.40      15.57          833       12,976
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr (1.70%
   Fee Rate)                                                                   7.34      10.38        4,166       43,223
American Funds Global Small Capitalization Class 2
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      5.79       8.77       82,886      726,950
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           12/22/03      13.74      14.13          173        2,450
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            5.62       8.49        8,702       73,896
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.57      15.98       15,727      251,248
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr (1.70%
   Fee Rate)                                                                   9.92      14.97        5,156       77,193
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/26/03      13.75      14.15        1,902       26,920
  Lincoln Ch+ Asr (1.45% Fee Rate)                              11/21/03      13.41      14.14        3,509       49,630
American Funds Growth Class 2
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      5.97       8.05    1,211,513    9,756,891
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           11/18/03      11.57      12.32       11,122      136,999
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            5.37       7.22       94,329      681,410
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            11/4/03      11.87      12.32       35,799      441,108
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.63      14.31      187,555    2,684,272
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            9.12      12.27       93,787    1,150,890
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03      11.85      12.33       16,826      207,519
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      11.84      12.33       17,029      209,893
American Funds Growth-Income Class 2
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      8.48      11.08      978,848   10,842,256
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           12/22/03      12.11      12.29        7,853       96,540
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            8.46      11.02      122,561    1,350,103
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            11/3/03      11.67      12.30       19,373      238,216
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.88      14.17      197,585    2,800,564
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            9.07      11.81      138,346    1,634,281
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03      11.56      12.31       34,270      421,787
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      11.56      12.30       17,108      210,429

                                                                        Investment
                                                              Total     Income
Subaccount                                                    Return(2) Ratio(3)
----------------------------------------------------------------------------------
ABVPSF Small Cap Value Class B                                             0.53%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                       38.94%
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)                                             48.14%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            3.42%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                       38.66%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr (1.70%
   Fee Rate)                                                    38.53%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               4.26%
ABVPSF Technology Class B                                                    --
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                       41.79%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                             41.44%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        1.12%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr (1.70%
   Fee Rate)                                                    41.38%
American Funds Global Small Capitalization Class 2                         0.45%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                       51.40%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)            2.89%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                             51.02%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                       51.10%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr (1.70%
   Fee Rate)                                                    50.93%
  Lincoln Ch+ Asr (1.35% Fee Rate)                               2.94%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               5.46%
American Funds Growth Class 2                                              0.14%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                       34.91%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)            6.46%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                             34.57%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            3.78%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                       34.64%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                             34.50%
  Lincoln Ch+ Asr (1.35% Fee Rate)                               4.12%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               4.10%
American Funds Growth-Income Class 2                                       1.34%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                       30.59%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)            1.51%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                             30.26%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            5.35%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                       30.33%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                             30.20%
  Lincoln Ch+ Asr (1.35% Fee Rate)                               6.43%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               6.41%

Lincoln New York Account N Variable Annuities

                                                                           Unit Value Unit Value
                                                              Commencement Beginning  End of     Units                  Total
Subaccount                                                    Date(1)      of Period  Period     Outstanding Net Assets Return(2)
----------------------------------------------------------------------------------------------------------------------------------
American Funds International Class 2
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                    $ 5.70     $ 7.58     482,348   $3,655,392   32.98%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve                                                                     5.70       7.58         389        2,945   32.98%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           12/24/03      12.99      13.20       2,944       38,856    1.64%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            5.17       6.85     100,279      687,376   32.65%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            11/3/03      12.33      13.20       5,680       74,991    7.09%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.89      14.45      38,034      549,671   32.71%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            9.06      12.01      50,293      604,036   32.58%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03      12.43      13.22       4,061       53,662    6.35%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      12.42      13.21       8,475      111,926    6.33%
Delaware VIPT High Yield
  Lincoln Ch+ (1.40% Fee Rate)                                                 8.60      10.92     299,682    3,271,555   26.96%
Delaware VIPT High Yield Service Class
  Lincoln Ch+ II (1.40% Fee Rate)                                             10.34      13.11      31,973      419,078   26.82%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           12/22/03      11.04      11.07         651        7,207    0.31%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            8.42      10.65      47,976      511,184   26.51%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            11/3/03      10.75      11.08      11,728      129,925    3.03%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     11.10      14.05      38,788      545,152   26.57%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                           10.29      13.02     113,824    1,481,460   26.44%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03      10.72      11.09      13,309      147,569    3.41%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              11/14/03      10.81      11.08       4,710       52,187    2.52%
Delaware VIPT Large Cap Value
  Lincoln Ch+ (1.40% Fee Rate)                                                 8.57      10.85      60,947      661,047   26.51%
Delaware VIPT Large Cap Value Service Class
  Lincoln Ch+ II (1.40% Fee Rate)                                              8.87      11.21      18,972      212,738   26.33%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            8.71      10.98      15,426      169,366   26.01%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            12/8/03      11.61      12.05         710        8,550    3.79%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.68      13.47      14,541      195,800   26.07%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.85      11.14       5,348       59,574   25.94%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              12/19/03      11.80      12.06          65          784    2.21%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               12/8/03      11.61      12.05       5,397       65,053    3.79%
Delaware VIPT REIT
  Lincoln Ch+ (1.40% Fee Rate)                                                12.92      17.08     119,622    2,043,061   32.16%
Delaware VIPT REIT Service Class
  Lincoln Ch+ II (1.40% Fee Rate)                                             11.03      14.54      43,388      630,973   31.87%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           11/18/03      11.72      12.19       9,849      120,090    4.01%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                           11.75      15.46      19,360      299,262   31.54%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            11/3/03      11.48      12.20       9,697      118,282    6.22%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.72      14.11      54,950      775,629   31.61%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                           10.99      14.44      35,566      513,684   31.48%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03      11.39      12.21       5,079       62,005    7.21%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              11/21/03      11.54      12.20       2,104       25,672    5.71%
Delaware VIPT Small Cap Value
  Lincoln Ch+ (1.40% Fee Rate)                                                11.89      16.65     174,498    2,905,234   40.01%

                                                              Investment
                                                              Income
Subaccount                                                    Ratio(3)
------------------------------------------------------------------------
American Funds International Class 2                             1.74%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Delaware VIPT High Yield                                         6.80%
  Lincoln Ch+ (1.40% Fee Rate)
Delaware VIPT High Yield Service Class                           4.59%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Delaware VIPT Large Cap Value                                    2.06%
  Lincoln Ch+ (1.40% Fee Rate)
Delaware VIPT Large Cap Value Service Class                      1.03%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Delaware VIPT REIT                                               2.52%
  Lincoln Ch+ (1.40% Fee Rate)
Delaware VIPT REIT Service Class                                 1.68%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Delaware VIPT Small Cap Value                                    0.37%
  Lincoln Ch+ (1.40% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                           Unit Value Unit Value
                                                              Commencement Beginning  End of     Units                  Total
Subaccount                                                    Date(1)      of Period  Period     Outstanding Net Assets Return(2)
----------------------------------------------------------------------------------------------------------------------------------
Delaware VIPT Small Cap Value Service Class
  Lincoln Ch+ II (1.40% Fee Rate)                                            $10.96     $15.31      37,612   $  575,730   39.70%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           11/18/03      12.39      13.16       4,595       60,487    6.25%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                           12.07      16.82      25,301      425,506   39.35%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            11/4/03      12.61      13.17       4,300       56,625    4.46%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.68      14.90      15,767      234,875   39.42%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                           10.91      15.19      35,767      543,385   39.28%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              12/11/03      12.93      13.18       1,637       21,577    1.96%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              11/21/03      12.46      13.17         494        6,508    5.71%
Delaware VIPT Trend
  Lincoln Ch+ (1.40% Fee Rate)                                                 6.10       8.13     251,614    2,045,260   33.22%
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve                              6.10       8.13       1,115        9,060   33.22%
Delaware VIPT Trend Service Class
  Lincoln Ch+ II (1.40% Fee Rate)                                             10.06      13.37      12,290      164,333   32.92%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            5.05       6.70      78,084      522,797   32.59%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           12/12/03      12.27      12.55      14,629      183,590    2.26%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     11.02      14.62      10,086      147,494   32.66%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                           10.01      13.27      25,396      336,957   32.52%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/14/03      12.23      12.56       1,558       19,571    2.74%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      12.14      12.55       4,374       54,909    3.41%
Delaware VIPT U.S. Growth Service Class
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                      8.13       9.88       2,404       23,752   21.59%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           12/18/03      11.25      11.47       2,904       33,306    1.95%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                         5/2/03      10.88      12.35      12,194      150,667   13.54%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.08       9.81       1,975       19,362   21.29%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/14/03      11.12      11.48       1,648       18,918    3.26%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      11.08      11.47       9,937      114,009    3.51%
Fidelity VIP Contrafund Service Class 2
  Lincoln Ch+ II (1.25% Fee Rate)                               12/26/03      12.09      12.28         653        8,017    1.53%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                      9.75      12.33      15,026      185,230   26.41%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           11/18/03      11.57      12.26       4,309       52,813    5.96%
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)                                                            9.72      12.25       7,080       86,748   26.10%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                      9.98      12.59      40,200      506,066   26.16%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            9.71      12.24      26,068      318,994   26.04%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               12/5/03      11.89      12.26       5,074       62,228    3.14%
Fidelity VIP Equity-Income
  Lincoln Ch+ (1.40% Fee Rate)                                                 8.29      10.65     191,458    2,039,696   28.52%
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve                              8.29      10.65       3,025       32,223   28.52%
Fidelity VIP Equity-Income Service Class 2
  Lincoln Ch+ II (1.40% Fee Rate)                                              9.07      11.63      28,647      333,099   28.22%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           12/22/03      12.18      12.40         197        2,438    1.82%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            8.25      10.55      18,834      198,712   27.90%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           12/19/03      12.11      12.40         174        2,152    2.40%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        1/16/03      11.14      13.79      12,806      176,559   23.72%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            9.02      11.54      18,799      216,873   27.84%
Fidelity VIP Growth
  Lincoln Ch+ (1.40% Fee Rate)                                                 5.25       6.88     168,324    1,157,694   31.00%

                                                              Investment
                                                              Income
Subaccount                                                    Ratio(3)
------------------------------------------------------------------------
Delaware VIPT Small Cap Value Service Class                      0.17%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Delaware VIPT Trend                                                --
  Lincoln Ch+ (1.40% Fee Rate)
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve
Delaware VIPT Trend Service Class                                  --
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Delaware VIPT U.S. Growth Service Class                          0.01%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Fidelity VIP Contrafund Service Class 2                          0.17%
  Lincoln Ch+ II (1.25% Fee Rate)
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Fidelity VIP Equity-Income                                       1.85%
  Lincoln Ch+ (1.40% Fee Rate)
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve
Fidelity VIP Equity-Income Service Class 2                       1.18%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
Fidelity VIP Growth                                              0.27%
  Lincoln Ch+ (1.40% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                           Unit Value Unit Value
                                                              Commencement Beginning  End of     Units                  Total
Subaccount                                                    Date(1)      of Period  Period     Outstanding Net Assets Return(2)
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Service Class 2
  Lincoln Ch+ II (1.40% Fee Rate)                                            $ 8.07     $10.55      40,047   $  422,583   30.69%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           11/18/03      11.64      12.29       4,793       58,895    5.59%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            4.62       6.02       7,012       42,234   30.37%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        3/11/03       9.37      13.42       2,428       32,594   43.19%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.04      10.48      12,049      126,306   30.30%
Fidelity VIP Overseas
  Lincoln Ch+ (1.40% Fee Rate)                                                 5.69       8.04      31,092      249,955   41.38%
Fidelity VIP Overseas Service Class 2
  Lincoln Ch+ II (1.40% Fee Rate)                                              8.54      12.04       8,046       96,877   41.04%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            5.21       7.33       6,636       48,650   40.69%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            11/3/03      13.19      14.19         616        8,739    7.61%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        7/21/03      11.67      14.62       6,699       97,934   25.23%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.49      11.94       1,975       23,594   40.63%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/14/03      13.20      14.21       1,277       18,144    7.60%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      13.19      14.20       6,939       98,584    7.67%
FTVIPT Franklin Small Cap Class 2
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      5.42       7.33     210,351    1,542,208   35.34%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve                                                                     5.42       7.33       1,167        8,556   35.34%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            4.70       6.35       3,658       23,221   35.00%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            12/8/03      12.69      12.96         318        4,118    2.07%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     11.54      15.58      13,857      215,950   35.08%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.64      11.66      16,983      198,042   34.92%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/26/03      12.77      12.97         683        8,860    1.56%
FTVIPT Templeton Growth Securities Class 2
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      8.22      10.72      89,355      957,492   30.30%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)           12/22/03      12.39      12.69         193        2,448    2.43%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                            7.94      10.32       1,904       19,653   29.98%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                                     10.59      13.78      29,034      399,993   30.04%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.94      11.61       7,996       92,860   29.91%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/28/03      11.98      12.71         602        7,653    6.05%
Janus Aspen Series Balanced Service Shares
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                      9.81      11.00      13,797      151,814   12.14%
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)                                                            9.78      10.94       6,558       71,740   11.86%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)            11/3/03      10.52      10.85         557        6,045    3.11%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                         2/6/03       9.86      11.34      15,182      172,184   14.96%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            9.77      10.93      11,093      121,197   11.81%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              12/11/03      10.65      10.86       2,139       23,224    1.96%
Janus Aspen Series Mid Cap Growth Service Shares
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                      8.07      10.72       8,046       86,263   32.87%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        2/19/03       9.92      13.57       2,563       34,777   36.70%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                              11/4/03      10.34      10.65       1,153       12,281    3.01%

                                                              Investment
                                                              Income
Subaccount                                                    Ratio(3)
------------------------------------------------------------------------
Fidelity VIP Growth Service Class 2                              0.05%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
Fidelity VIP Overseas                                            0.44%
  Lincoln Ch+ (1.40% Fee Rate)
Fidelity VIP Overseas Service Class 2                            0.14%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
FTVIPT Franklin Small Cap Class 2                                  --
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
FTVIPT Templeton Growth Securities Class 2                       1.50%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
Janus Aspen Series Balanced Service Shares                       2.48%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
Janus Aspen Series Mid Cap Growth Service Shares                   --
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                           Unit Value Unit Value
                                                              Commencement Beginning  End of     Units
Subaccount                                                    Date(1)      of Period  Period     Outstanding Net Assets
-------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Service Shares
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                         5/2/03     $10.21     $12.56         384   $     4,824
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.39      10.20         649         6,632
Lincoln VIPT Aggressive Growth
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)           9/11/03      12.76      13.54         640         8,660
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                          8/22/03      10.21      11.08       2,029        22,511
Lincoln VIPT Aggressive Growth Service Class
  Lincoln Ch+ (1.40% Fee Rate)                                  10/28/03      12.23      12.34       1,028        12,687
  Lincoln Ch+ Asr (1.35% Fee Rate)                               12/4/03      12.28      12.34          82         1,017
Lincoln VIPT Bond
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                     12.86      13.60     917,920    12,487,893
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve                                                                    12.86      13.60       3,088        42,016
  Lincoln Ch+ II Acs (1.55% Fee Rate)                           12/22/03      10.05      10.03       1,199        12,031
  Lincoln Ch+ Acs and Ch+ II Acs (1.65% Fee Rate)                             12.34      13.02     107,185     1,395,830
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)                        10.30      10.88     315,851     3,435,716
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                                       10.96      11.56     182,959     2,115,154
Lincoln VIPT Bond Service Class
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03       9.86      10.03      23,083       231,583
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03       9.85      10.03      43,367       434,812
  Lincoln Ch+ Asr Acs (1.55% Fee Rate)                          12/24/03      10.03      10.02       6,968        69,818
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)                           11/3/03       9.85      10.02      54,408       545,386
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)         11/5/03       9.84      10.02      51,419       515,070
  Lincoln Ch+ Asr L-Shr and Ch+ Asr (1.70% Fee Rate)            12/11/03       9.97      10.01         101         1,007
Lincoln VIPT Capital Appreciation
  Lincoln Ch+ II (1.40% Fee Rate)                                              8.37      10.93       3,166        34,615
  Lincoln Ch+ II Acs (1.65% Fee Rate)                                          8.34      10.87       1,875        20,379
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)                        10.16      13.25       5,557        73,664
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                          11/4/03      10.45      10.85         359         3,894
Lincoln VIPT Capital Apprec Service Class
  Lincoln Ch+ (1.40% Fee Rate)                                    6/4/03      10.67      12.21       5,733        70,004
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)        11/10/03      11.69      12.19       4,620        56,320
Lincoln VIPT Global Asset Allocation
  Lincoln Ch+ II (1.40% Fee Rate)                                1/10/03       9.80      11.30         260         2,939
  Lincoln Ch+ II Acs (1.65% Fee Rate)                            9/22/03      11.03      11.66       1,086        12,675
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                                        9.48      11.23         322         3,612
Lincoln VIPT Global Asset Allocation Service Class
  Lincoln Ch+ (1.40% Fee Rate)                                  10/28/03      10.94      11.36       1,759        19,978
Lincoln VIPT International
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                         2/7/03       9.29      13.54      14,816       200,621
  Lincoln Ch+ II Acs and Ch+ Acs (1.65% Fee Rate)                              9.66      13.46         649         8,738
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)           2/19/03      10.15      14.66       4,969        72,867
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                                        9.66      13.45       3,649        49,084
Lincoln VIPT International Service Class
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03      11.96      13.15       2,117        27,843
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      11.96      13.15      12,332       162,128
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)                           12/5/03      12.56      13.14       6,017        79,075
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)         11/5/03      12.00      13.13       7,915       103,949
Lincoln VIPT Money Market
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                     10.56      10.49     472,726     4,958,433
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve                                                                    10.56      10.49       1,582        16,596
  Lincoln Ch+ Acs and Ch+ II Acs (1.65% Fee Rate)                             10.42      10.32      18,586       191,878
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)                         9.99       9.90      75,880       751,107
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                                        9.99       9.89      23,015       227,592

                                                                        Investment
                                                              Total     Income
Subaccount                                                    Return(2) Ratio(3)
----------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Service Shares                         0.92%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                       22.96%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                             21.61%
Lincoln VIPT Aggressive Growth                                               --
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)           6.15%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                          8.48%
Lincoln VIPT Aggressive Growth Service Class                                 --
  Lincoln Ch+ (1.40% Fee Rate)                                   0.88%
  Lincoln Ch+ Asr (1.35% Fee Rate)                               0.49%
Lincoln VIPT Bond                                                          4.45%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                        5.79%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve                                                       5.79%
  Lincoln Ch+ II Acs (1.55% Fee Rate)                           (0.17)%
  Lincoln Ch+ Acs and Ch+ II Acs (1.65% Fee Rate)                5.53%
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)           5.58%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                          5.47%
Lincoln VIPT Bond Service Class                                            1.02%
  Lincoln Ch+ Asr (1.35% Fee Rate)                               1.79%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               1.77%
  Lincoln Ch+ Asr Acs (1.55% Fee Rate)                          (0.06)%
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)                           1.78%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)         1.77%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr (1.70% Fee Rate)             0.39%
Lincoln VIPT Capital Appreciation                                            --
  Lincoln Ch+ II (1.40% Fee Rate)                               30.65%
  Lincoln Ch+ II Acs (1.65% Fee Rate)                           30.28%
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)          30.37%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                          3.85%
Lincoln VIPT Capital Apprec Service Class                                    --
  Lincoln Ch+ (1.40% Fee Rate)                                  14.42%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)         4.26%
Lincoln VIPT Global Asset Allocation                                       3.56%
  Lincoln Ch+ II (1.40% Fee Rate)                               15.37%
  Lincoln Ch+ II Acs (1.65% Fee Rate)                            5.74%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                         18.40%
Lincoln VIPT Global Asset Allocation Service Class                         0.87%
  Lincoln Ch+ (1.40% Fee Rate)                                   3.82%
Lincoln VIPT International                                                 4.50%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                       45.74%
  Lincoln Ch+ II Acs and Ch+ Acs (1.65% Fee Rate)               39.32%
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)          44.42%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                         39.26%
Lincoln VIPT International Service Class                                   0.16%
  Lincoln Ch+ Asr (1.35% Fee Rate)                               9.95%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               9.93%
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)                           4.62%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)         9.44%
Lincoln VIPT Money Market                                                  0.69%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                       (0.72)%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve                                                      (0.72)%
  Lincoln Ch+ Acs and Ch+ II Acs (1.65% Fee Rate)               (0.97)%
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)          (0.92)%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                         (1.02)%

Lincoln New York Account N Variable Annuities

                                                                       Unit Value Unit Value
                                                          Commencement Beginning  End of     Units                  Total
Subaccount                                                Date(1)      of Period  Period     Outstanding Net Assets Return(2)
------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Money Market Service Class
  Lincoln Ch+ Asr (1.35% Fee Rate)                          11/14/03     $ 9.95     $ 9.94       5,966   $   59,286   (0.13)%
  Lincoln Ch+ Asr (1.45% Fee Rate)                          11/14/03       9.95       9.93      10,985      109,090   (0.14)%
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)                       11/3/03       9.95       9.93      55,061      546,669   (0.19)%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)     11/6/03       9.94       9.92      41,739      414,133   (0.19)%
Lincoln VIPT Social Awareness
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                    5/16/03       9.54      11.49       9,171      105,396   20.50%
  Lincoln Ch+ II Acs and Ch+ Acs (1.65% Fee Rate)            5/16/03       9.99      12.01       8,395      100,866   20.31%
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)       6/11/03      12.08      13.63      13,541      184,579   12.80%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                     11/11/03      10.81      11.41         288        3,284    5.54%
Lincoln VIPT Social Awareness Service Class
  Lincoln Ch+ Asr (1.35% Fee Rate)                          11/14/03      11.72      12.28       1,232       15,132    4.82%
  Lincoln Ch+ Asr (1.45% Fee Rate)                          10/30/03      11.62      12.27      10,005      122,829    5.61%
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)                      12/11/03      11.93      12.27         525        6,441    2.83%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)    11/11/03      11.62      12.26       6,107       74,898    5.52%
MFS VIT Capital Opportunities Service Class
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                  8.23      10.29       4,628       47,660   25.06%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)       12/22/03      11.71      11.92         436        5,192    1.74%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)                             7/16/03      12.22      13.33       2,065       27,518    9.05%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                        8.19      10.24       1,460       14,942   24.95%
MFS VIT Emerging Growth
  Lincoln Ch+ (1.40% Fee Rate)                                             3.90       5.01     114,072      572,038   28.42%
MFS VIT Emerging Growth Service Class
  Lincoln Ch+ II (1.40% Fee Rate)                                          7.90      10.13       4,135       41,880   28.14%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                        3.46       4.42       5,965       26,373   27.82%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)                                          10.20      13.04       7,471       97,461   27.88%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                        7.88      10.07       2,684       27,019   27.75%
MFS VIT Total Return
  Lincoln Ch+ (1.40% Fee Rate)                                            10.36      11.89     327,608    3,893,732   14.71%
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve                         10.36      11.89         799        9,498   14.71%
MFS VIT Total Return Service Class
  Lincoln Ch+ II (1.25% Fee Rate)                           12/26/03      11.02      11.12         721        8,016    0.87%
  Lincoln Ch+ II (1.40% Fee Rate)                                          9.93      11.36      84,789      963,031   14.39%
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)       12/22/03      10.99      11.10       8,544       94,821    1.00%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                       10.20      11.63      56,150      653,291   14.11%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)        11/3/03      10.62      11.10       8,516       94,540    4.55%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)                                          10.40      11.87      80,775      958,947   14.16%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                        9.89      11.28      80,758      910,797   14.05%
  Lincoln Ch+ Asr (1.35% Fee Rate)                          11/11/03      10.55      11.11       2,328       25,873    5.34%
MFS VIT Utilities
  Lincoln Ch+ (1.40% Fee Rate)                                             6.17       8.26     164,666    1,360,439   34.01%
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve                          6.17       8.26       1,222       10,097   34.01%
MFS VIT Utilities Service Class
  Lincoln Ch+ II (1.25% Fee Rate)                           12/26/03      11.80      11.96         672        8,040    1.32%
  Lincoln Ch+ II (1.40% Fee Rate)                                          7.48       9.99      10,373      103,674   33.70%
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)                                                        5.58       7.44      20,102      149,480   33.35%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)        11/3/03      11.01      11.94       3,265       38,984    8.44%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)                                          11.38      15.18      14,113      214,340   33.42%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                        7.46       9.94       4,801       47,723   33.29%
  Lincoln Ch+ Asr (1.35% Fee Rate)                          12/11/03      11.42      11.95         996       11,905    4.68%

                                                          Investment
                                                          Income
Subaccount                                                Ratio(3)
--------------------------------------------------------------------
Lincoln VIPT Money Market Service Class                      0.05%
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)
Lincoln VIPT Social Awareness                                1.04%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Acs (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)
Lincoln VIPT Social Awareness Service Class                  0.04%
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)
MFS VIT Capital Opportunities Service Class                    --
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
MFS VIT Emerging Growth                                        --
  Lincoln Ch+ (1.40% Fee Rate)
MFS VIT Emerging Growth Service Class                          --
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
MFS VIT Total Return                                         1.63%
  Lincoln Ch+ (1.40% Fee Rate)
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve
MFS VIT Total Return Service Class                           1.38%
  Lincoln Ch+ II (1.25% Fee Rate)
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Asr Acs (1.55% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
MFS VIT Utilities                                            2.27%
  Lincoln Ch+ (1.40% Fee Rate)
  Lincoln Ch+ (1.40% Fee Rate) -- Annuity Reserve
MFS VIT Utilities Service Class                              2.14%
  Lincoln Ch+ II (1.25% Fee Rate)
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ Acs, Ch+ Asr Acs, and Ch+ II Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                           Unit Value Unit Value
                                                              Commencement Beginning  End of     Units                  Total
Subaccount                                                    Date(1)      of Period  Period     Outstanding Net Assets Return(2)
----------------------------------------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                    $ 8.36     $10.55      53,322   $  562,709   26.29%
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)                                                            8.32      10.48      14,593      152,872   25.97%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           12/18/03      11.92      12.15       1,867       22,687    1.94%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)                                               9.95      12.54      28,545      357,954   26.04%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.31      10.46      14,652      153,237   25.92%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/11/03      11.88      12.16         817        9,938    2.35%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               12/9/03      11.71      12.15         423        5,142    3.77%
NB AMT Regency
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                         7/7/03      11.09      13.17         348        4,587   18.78%
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)                                              2/24/03       9.41      13.10       3,277       42,908   39.12%
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)           12/19/03      12.56      12.81       3,265       41,829    1.98%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        3/19/03      10.13      13.98       7,235      101,160   37.99%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            9.79      13.09         298        3,895   33.65%
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03      11.95      12.82       2,570       32,954    7.32%
  Lincoln Ch+ Asr (1.45% Fee Rate)                              10/30/03      11.94      12.82       7,034       90,143    7.30%
Putnam VT Growth & Income Class IB
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                      8.68      10.90         957       10,430   25.60%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        3/11/03       9.64      13.54       3,597       48,746   40.46%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                              2/11/03       8.10      10.82       3,623       39,221   33.59%
Putnam VT Health Sciences Class IB
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                      8.31       9.69       7,542       73,097   16.61%
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)                                              3/11/03       7.83       9.64         445        4,283   23.04%
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)                                        7/16/03      10.81      11.33         985       11,166    4.80%
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)                                                            8.27       9.62       4,928       47,430   16.39%
Scudder VIT EAFE Equity Index
  Lincoln Ch+ II (1.40% Fee Rate)                                              8.19      10.76       4,621       49,770   31.48%
  Lincoln Ch+ II Acs (1.65% Fee Rate)                             2/3/03       7.94      10.72         550        5,890   34.93%
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)                        10.42      13.68       1,848       25,285   31.25%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                                        8.16      10.70         875        9,368   31.12%
Scudder VIT EAFE Equity Index Service Class
  Lincoln Ch+ Asr (1.35% Fee Rate)                              11/26/03      11.96      12.91       2,962       38,249    7.90%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               12/8/03      12.23      12.90       1,497       19,316    5.44%
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)                          12/18/03      12.43      12.90       1,424       18,359    3.74%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)         11/5/03      11.79      12.89       1,066       13,743    9.36%
Scudder VIT Equity 500 Index
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)                                      6.23       7.88     396,674    3,124,313   26.38%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve                                                                     6.23       7.88      90,352      711,633   26.38%
  Lincoln Ch+ Acs and Ch+ II Acs (1.65% Fee Rate)                              5.93       7.48      37,610      281,259   26.06%
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)                        10.46      13.19       5,503       72,574   26.12%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                                        8.60      10.83      22,185      240,345   26.00%
Scudder VIT Equity 500 Index Service Class
  Lincoln Ch+ Asr (1.35% Fee Rate)                              10/30/03      11.35      12.05       4,869       58,681    6.16%
  Lincoln Ch+ Asr (1.45% Fee Rate)                               12/8/03      11.59      12.04       2,810       33,846    3.93%
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)                           11/3/03      11.47      12.04       6,480       78,026    5.00%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)         11/5/03      11.39      12.03       6,392       76,912    5.66%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr (1.70% Fee Rate)             12/4/03      11.57      12.03      11,661      140,267    3.90%

                                                              Investment
                                                              Income
Subaccount                                                    Ratio(3)
------------------------------------------------------------------------
NB AMT Mid-Cap Growth                                              --
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and
   Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
NB AMT Regency                                                     --
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
Putnam VT Growth & Income Class IB                               0.47%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
Putnam VT Health Sciences Class IB                               0.32%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Acs, Ch+ Asr Acs, and Ch+ Acs
   (1.65% Fee Rate)
  Lincoln Ch+ II Bns, Ch+ Asr Bns, Ch+ Asr L-Shr, and Ch+ II
   L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr, Ch+ Asr, and Ch+ Asr L-Shr
   (1.70% Fee Rate)
Scudder VIT EAFE Equity Index                                    3.37%
  Lincoln Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ II Acs (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)
Scudder VIT EAFE Equity Index Service Class                        --
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)
Scudder VIT Equity 500 Index                                     0.85%
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate)
  Lincoln Ch+ and Ch+ II (1.40% Fee Rate) -- Annuity
   Reserve
  Lincoln Ch+ Acs and Ch+ II Acs (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)
Scudder VIT Equity 500 Index Service Class                         --
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr (1.45% Fee Rate)
  Lincoln Ch+ Asr Bns (1.50% Fee Rate)
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)
  Lincoln Ch+ Asr L-Shr and Ch+ Asr (1.70% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                       Unit Value Unit Value
                                                          Commencement Beginning  End of     Units                  Total
Subaccount                                                Date(1)      of Period  Period     Outstanding Net Assets Return(2)
------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)                                $ 9.47     $13.67     31,053     $424,622    44.39%
  Lincoln Ch+ II Acs and Ch+ Acs (1.65% Fee Rate)                          9.44      13.59      2,134       29,006    44.04%
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)        5/9/03      11.92      15.96      1,182       18,860    33.88%
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)                                    9.42      13.57      5,419       73,527    43.97%
Scudder VIT Small Cap Index Service Class
  Lincoln Ch+ Asr (1.35% Fee Rate)                          11/26/03      13.27      13.55      1,992       27,018     2.13%
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)    11/11/03      12.85      13.53        352        4,760     5.29%

                                                          Investment
                                                          Income
Subaccount                                                Ratio(3)
--------------------------------------------------------------------
Scudder VIT Small Cap Index                                  0.70%
  Lincoln Ch+ II and Ch+ (1.40% Fee Rate)
  Lincoln Ch+ II Acs and Ch+ Acs (1.65% Fee Rate)
  Lincoln Ch+ II Bns and Ch+ II L-Shr (1.60% Fee Rate)
  Lincoln Ch+ II L-Shr (1.70% Fee Rate)
Scudder VIT Small Cap Index Service Class                      --
  Lincoln Ch+ Asr (1.35% Fee Rate)
  Lincoln Ch+ Asr L-Shr and Ch+ Asr Bns (1.60% Fee Rate)

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Listed below are the abbreviations used for the product name in this footnote:

  CH+ -- Choice Plus
  ACS -- Access
  ASR -- Assurance
  BNS -- Bonus
  L-SHR -- L Shares

Lincoln New York Account N Variable Annuities

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                  Unit Value Unit Value
                                                                  Beginning  End of     Units                  Total
Subaccount                                                        of Period  Period     Outstanding Net Assets Return(7)
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
  Lincoln Choice Plus (1.40% Fee Rate)                              $ 6.99     $ 5.21     129,357   $  674,010  (25.41)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         5.98       4.45      14,436       64,201  (25.60)%
AIM V.I. Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                5.43       3.70     238,265      880,772  (31.93)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)            5.43       3.70       4,235       15,657  (31.93)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         4.79       3.25      13,911       45,211  (32.10)%
AIM V.I. Growth Class II
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.14       7.56          20          149  (32.12)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(1)                   10.94      10.34       2,031       21,016   (5.49)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.13       7.53          20          154  (32.32)%
AIM V.I. International Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                6.77       5.63     260,633    1,467,385  (16.85)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         6.05       5.02     231,118    1,159,558  (17.06)%
AIM V.I. International Growth Class II
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.62       8.80         978        8,610  (17.12)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     11.23       9.28       1,593       14,794  (17.37)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.48      10.53       1,853       19,527    0.50%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.61       8.77         249        2,187  (17.37)%
AIM V.I. Premier Equity
  Lincoln Choice Plus (1.40% Fee Rate)                                7.74       5.32     265,641    1,413,163  (31.23)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         7.30       5.01      60,741      304,107  (31.40)%
AIM V.I. Premier Equity Class II
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.32       7.76       2,383       18,499  (31.48)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)                   10.76      10.37       1,949       20,226   (3.65)%
ABVPSF Growth Class B
  Lincoln Choice Plus (1.40% Fee Rate)                                6.78       4.80     114,207      548,101  (29.26)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         6.04       4.26       3,928       16,747  (29.44)%
ABVPSF Growth and Income Class B
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)            10.55       8.08     320,431    2,590,404  (23.35)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.32       7.89      80,850      637,831  (23.54)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.32       8.64       3,597       31,076  (23.69)%
ABVPSF Premier Growth Class B
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             7.01       4.78     296,657    1,417,415  (31.80)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.28       4.27      62,279      266,116  (31.97)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.95       8.10       9,845       79,786  (32.20)%
ABVPSF Small Cap Value Class B
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.89      10.96      10,841      118,799   (7.82)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)                   11.58      11.57       2,274       26,314   (0.11)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.88      10.91       2,301       25,107   (8.13)%
ABVPSF Technology Class B
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             5.64       3.24     139,092      450,163  (42.62)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      4.87       2.79      42,884      119,566  (42.76)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.88       7.34       2,228       16,350  (43.01)%
American Funds Global Small Capitalization Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             7.26       5.79     163,033      944,364  (20.18)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      7.06       5.62     194,655    1,094,601  (20.38)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.74      10.57       3,666       38,763   (1.59)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.51       9.92          20          195  (20.68)%
American Funds Growth Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             8.01       5.97     702,860    4,195,822  (25.51)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      7.22       5.37      65,911      353,810  (25.69)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   11.20      10.63      31,743      337,426   (5.08)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.32       9.12      11,118      101,432  (25.92)%

                                                                  Investment
                                                                  Income
Subaccount                                                        Ratio(8)
----------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                          --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AIM V.I. Growth                                                        --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AIM V.I. Growth Class II                                               --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AIM V.I. International Growth                                        0.74%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AIM V.I. International Growth Class II                               2.01%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
AIM V.I. Premier Equity                                              0.33%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
AIM V.I. Premier Equity Class II                                     1.47%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)
ABVPSF Growth Class B                                                  --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
ABVPSF Growth and Income Class B                                     0.55%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
ABVPSF Premier Growth Class B                                          --
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
ABVPSF Small Cap Value Class B                                       0.04%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
ABVPSF Technology Class B                                              --
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
American Funds Global Small Capitalization Class 2                   0.52%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
American Funds Growth Class 2                                        0.04%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                  Unit Value Unit Value
                                                                  Beginning  End of     Units                  Total
Subaccount                                                        of Period  Period     Outstanding Net Assets Return(7)
-------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)           $10.53     $ 8.48     647,577   $5,492,830  (19.48)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.53       8.46      81,469      688,962  (19.68)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   11.02      10.88      12,761      138,784   (1.32)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.32       9.07      32,000      290,343  (19.82)%
American Funds International Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             6.79       5.70     373,593    2,129,086  (16.03)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.17       5.17      63,222      326,706  (16.24)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)                   10.96      10.89         921       10,032   (0.65)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.84       9.06       4,227       38,289  (16.44)%
Delaware VIPT Emerging Markets
  Lincoln Choice Plus (1.40% Fee Rate)                                9.19       9.53      10,156       96,854    3.72%
  Lincoln Choice Plus Access (1.90% Fee Rate)                        11.42       8.82       3,745       33,049  (22.73)%
Delaware VIPT High Yield
  Lincoln Choice Plus (1.40% Fee Rate)                                8.56       8.60     190,380    1,637,062    0.42%
Delaware VIPT High Yield Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.32      10.34       3,627       37,482    0.17%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      8.42       8.42      39,906      336,126   (0.02)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.64      11.10       6,927       76,920    4.38%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.31      10.29       8,503       87,526   (0.14)%
Delaware VIPT Large Cap Value
  Lincoln Choice Plus (1.40% Fee Rate)                               10.69       8.57      67,002      574,433  (19.81)%
Delaware VIPT Large Cap Value Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.11       8.87         428        3,796  (20.11)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.91       8.71      12,456      108,552  (20.14)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.87      10.68         100        1,071   (1.75)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.10       8.85         522        4,613  (20.30)%
Delaware VIPT REIT
  Lincoln Choice Plus (1.40% Fee Rate)                               12.54      12.92     101,282    1,308,859    3.07%
Delaware VIPT REIT Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.71      11.03       8,693       95,868    2.94%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     11.45      11.75      19,598      230,344    2.67%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.46      10.72       7,368       79,021    2.51%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.70      10.99       5,885       64,646    2.63%
Delaware VIPT Select Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                6.70       4.46     102,552      457,190  (33.47)%
Delaware VIPT Select Growth Service Class
  Lincoln Choice Plus Access (1.65% Fee Rate)                         5.60       3.71       5,361       19,911  (33.74)%
Delaware VIPT Small Cap Value
  Lincoln Choice Plus (1.40% Fee Rate)                               12.78      11.89     150,810    1,793,377   (6.92)%
Delaware VIPT Small Cap Value Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.81      10.96       8,174       89,560   (7.22)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     13.02      12.07      25,687      310,035   (7.27)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)                   10.89      10.68         481        5,134   (1.85)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.80      10.91       3,911       42,660   (7.56)%
Delaware VIPT Social Awareness
  Lincoln Choice Plus (1.40% Fee Rate)                                8.34       6.35      11,354       72,079  (23.93)%
Delaware VIPT Social Awareness Service Class
  Lincoln Choice Plus Access (1.65% Fee Rate)                         7.80       5.91      12,707       75,091  (24.25)%
Delaware VIPT Trend
  Lincoln Choice Plus (1.40% Fee Rate)                                7.73       6.10     257,029    1,568,248  (21.05)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)            7.73       6.10       1,592        9,713  (21.05)%
Delaware VIPT Trend Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                            12.80      10.06       1,196       12,029  (21.42)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.42       5.05      71,644      361,788  (21.38)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)                   11.28      11.02       1,630       17,973   (2.25)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.79      10.01       2,376       23,792  (21.74)%
Delaware VIPT U.S. Growth Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.65       8.13         611        4,966  (30.27)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.64       8.08         405        3,272  (30.56)%

                                                                  Investment
                                                                  Income
Subaccount                                                        Ratio(8)
----------------------------------------------------------------------------
American Funds Growth-Income Class 2                                 1.22%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
American Funds International Class 2                                 1.17%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIPT Emerging Markets                                       1.57%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)
Delaware VIPT High Yield                                             9.31%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIPT High Yield Service Class                              10.14%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIPT Large Cap Value                                        1.54%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIPT Large Cap Value Service Class                          1.37%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIPT REIT                                                   1.69%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIPT REIT Service Class                                     1.60%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIPT Select Growth                                            --
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIPT Select Growth Service Class                              --
  Lincoln Choice Plus Access (1.65% Fee Rate)
Delaware VIPT Small Cap Value                                        0.47%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIPT Small Cap Value Service Class                          0.31%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIPT Social Awareness                                       0.34%
  Lincoln Choice Plus (1.40% Fee Rate)
Delaware VIPT Social Awareness Service Class                         0.18%
  Lincoln Choice Plus Access (1.65% Fee Rate)
Delaware VIPT Trend                                                    --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
Delaware VIPT Trend Service Class                                      --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(5)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Delaware VIPT U.S. Growth Service Class                              0.20%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                  Unit Value Unit Value
                                                                  Beginning  End of     Units                   Total
Subaccount                                                        of Period  Period     Outstanding Net Assets  Return(7)
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Service Class 2
  Lincoln Choice Plus II (1.40% Fee Rate)                           $10.95     $ 9.75         726   $     7,082  (10.93)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     10.94       9.72       2,932        28,489  (11.17)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.02       9.98         234         2,335   (0.48)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.94       9.71       8,210        79,721  (11.23)%
Fidelity VIP Equity-Income
  Lincoln Choice Plus (1.40% Fee Rate)                               10.12       8.29     193,458     1,603,655  (18.10)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)           10.12       8.29       4,404        36,509  (18.10)%
Fidelity VIP Equity-Income Service Class 2
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.11       9.07      13,842       125,540  (18.37)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.12       8.25      14,332       118,231  (18.52)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.10       9.02      11,251       101,530  (18.69)%
Fidelity VIP Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                7.62       5.25     194,722     1,022,304  (31.08)%
Fidelity VIP Growth Service Class 2
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.78       8.07       1,884        15,208  (31.48)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.74       4.62       7,363        34,038  (31.44)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.77       8.04         535         4,302  (31.67)%
Fidelity VIP Growth Opportunities
  Lincoln Choice Plus (1.40% Fee Rate)                                7.88       6.07      16,266        98,809  (22.94)%
Fidelity VIP Growth Opportunities Service Class 2
  Lincoln Choice Plus Access (1.90% Fee Rate)                        11.33       5.45       4,581        24,994  (51.88)%
Fidelity VIP Overseas
  Lincoln Choice Plus (1.40% Fee Rate)                                7.23       5.69     230,779     1,312,242  (21.39)%
Fidelity VIP Overseas Service Class 2
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.91       8.54       1,378        11,766  (21.75)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      6.66       5.21     202,363     1,054,434  (21.78)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.90       8.49         222         1,888  (22.08)%
Janus Aspen Series Mid Cap Growth Service Shares
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.40       8.07       1,211         9,767  (29.21)%
Janus Aspen Series Balanced Service Shares
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.67       9.81       6,019        59,077   (8.04)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     10.66       9.78       1,119        10,943   (8.28)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.66       9.77       1,577        15,411   (8.33)%
Janus Aspen Series Worldwide Growth Service Shares
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.51       8.39         188         1,575  (27.15)%
Liberty VIT Newport Tiger
  Lincoln Choice Plus (1.40% Fee Rate)                                7.46       6.11      21,696       132,620  (18.12)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                         6.61       5.40       5,556        30,008  (18.33)%
Lincoln VIPT Bond
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)            11.84      12.86     930,105    11,961,004    8.63%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)                                                  11.84      12.86       4,508        57,976    8.63%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     11.39      12.34     141,993     1,752,270    8.35%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(1)                   10.06      10.30      92,930       957,442    2.38%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.12      10.96      42,513       465,980    8.33%
Lincoln VIPT Capital Appreciation
  Lincoln Choice Plus II (1.40% Fee Rate)                            11.63       8.37          18           150  (28.06)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     11.62       8.34       1,826        15,231  (28.24)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(4)                   11.09      10.16       1,742        17,712   (8.36)%
Lincoln VIPT Global Asset Allocation
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.97       9.48          24           227  (13.54)%
Lincoln VIPT International
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     11.03       9.66         515         4,982  (12.36)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.03       9.66         237         2,287  (12.39)%
Lincoln VIPT Money Market
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)            10.57      10.56     733,810     7,752,708    0.00%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)                                                  10.57      10.56       2,306        24,365    0.00%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.45      10.42      48,930       510,085   (0.25)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.00       9.99      14,829       148,144   (0.07)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.02       9.99       7,862        78,546   (0.32)%

                                                                  Investment
                                                                  Income
Subaccount                                                        Ratio(8)
----------------------------------------------------------------------------
Fidelity VIP Contrafund Service Class 2                              0.24%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Fidelity VIP Equity-Income                                           1.29%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
Fidelity VIP Equity-Income Service Class 2                           0.81%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Fidelity VIP Growth                                                  0.24%
  Lincoln Choice Plus (1.40% Fee Rate)
Fidelity VIP Growth Service Class 2                                  0.12%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Fidelity VIP Growth Opportunities                                    1.05%
  Lincoln Choice Plus (1.40% Fee Rate)
Fidelity VIP Growth Opportunities Service Class 2                    0.68%
  Lincoln Choice Plus Access (1.90% Fee Rate)
Fidelity VIP Overseas                                                0.31%
  Lincoln Choice Plus (1.40% Fee Rate)
Fidelity VIP Overseas Service Class 2                                0.05%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Janus Aspen Series Mid Cap Growth Service Shares                       --
  Lincoln Choice Plus II (1.40% Fee Rate)
Janus Aspen Series Balanced Service Shares                           4.87%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Janus Aspen Series Worldwide Growth Service Shares                   0.40%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Liberty VIT Newport Tiger                                            1.59%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
Lincoln VIPT Bond                                                    6.06%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Lincoln VIPT Capital Appreciation                                      --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(4)
Lincoln VIPT Global Asset Allocation                                 0.92%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Lincoln VIPT International                                           1.31%
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Lincoln VIPT Money Market                                            1.38%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                  Unit Value Unit Value
                                                                  Beginning  End of     Units                  Total
Subaccount                                                        of Period  Period     Outstanding Net Assets Return(7)
-------------------------------------------------------------------------------------------------------------------------
MFS VIT Capital Opportunities Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                           $11.90     $ 8.23         397   $    3,262  (30.85)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.89       8.19          74          605  (31.12)%
MFS VIT Emerging Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                5.98       3.90     119,005      464,714  (34.68)%
MFS VIT Emerging Growth Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                            12.14       7.90         690        5,455  (34.92)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      5.32       3.46       7,872       27,253  (34.95)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.71      10.20         282        2,880   (4.78)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.13       7.88         301        2,372  (35.07)%
MFS VIT Research
  Lincoln Choice Plus (1.40% Fee Rate)                                7.40       5.51      78,917      434,831  (25.59)%
MFS VIT Research Service Class
  Lincoln Choice Plus Access (1.90% Fee Rate)                        11.37       5.04       6,792       34,240  (55.69)%
MFS VIT Total Return
  Lincoln Choice Plus (1.40% Fee Rate)                               11.08      10.36     462,210    4,789,218   (6.49)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)           11.08      10.36       1,141       11,827   (6.49)%
MFS VIT Total Return Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.65       9.93      30,965      307,441   (6.73)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)     10.95      10.20      55,611      567,026   (6.90)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)                   10.59      10.40       1,330       13,828   (1.84)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.64       9.89      20,223      199,974   (7.02)%
MFS VIT Utilities
  Lincoln Choice Plus (1.40% Fee Rate)                                8.09       6.17     159,645      984,246  (23.83)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)            8.09       6.17       1,822       11,234  (23.83)%
MFS VIT Utilities Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)                             9.85       7.48       1,202        8,985  (24.13)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      7.35       5.58      20,717      115,546  (24.16)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)                   10.97      11.38       6,823       77,653    3.78%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                     9.85       7.46       1,035        7,718  (24.26)%
NB AMT Mid-Cap Growth
  Lincoln Choice Plus II (1.40% Fee Rate)                            12.01       8.36       3,981       33,289  (30.44)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     12.01       8.32         835        6,944  (30.73)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.26       9.95         555        5,525   (3.01)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.00       8.31       2,984       24,782  (30.80)%
NB AMT Regency
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.15       9.79         102          998  (12.19)%
Putnam VT Growth & Income Class IB
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.87       8.68         928        8,057  (20.16)%
Putnam VT Health Sciences Class IB
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.58       8.31         140        1,162  (21.44)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.57       8.27       7,182       59,405  (21.74)%
Scudder VIT EAFE Equity Index
  Lincoln Choice Plus II (1.40% Fee Rate)                            10.61       8.19         930        7,611  (22.82)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.43      10.42         105        1,089   (0.12)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    10.60       8.16          20          164  (22.96)%
Scudder VIT Equity 500 Index
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)             8.14       6.23     197,753    1,232,460  (23.40)%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)                                                   8.14       6.23     103,888      647,461  (23.40)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)      7.76       5.93      24,734      146,730  (23.59)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                   10.75      10.46         101        1,058   (2.74)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    11.28       8.60         474        4,078  (23.78)%
Scudder VIT Small Cap Index
  Lincoln Choice Plus II (1.40% Fee Rate)                            12.13       9.47       7,986       75,638  (21.91)%
  Lincoln Choice Plus II Access (1.65% Fee Rate)                     12.12       9.44         279        2,632  (22.13)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                    12.12       9.42       1,078       10,161  (22.22)%
FTVIPT Franklin Mutual Shares Securities Class 2
  Lincoln Choice Plus (1.40% Fee Rate)                               11.64      10.12     115,354    1,167,287  (13.04)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                        11.43       9.91      32,658      323,709  (13.26)%

                                                                  Investment
                                                                  Income
Subaccount                                                        Ratio(8)
----------------------------------------------------------------------------
MFS VIT Capital Opportunities Service Class                            --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
MFS VIT Emerging Growth                                                --
  Lincoln Choice Plus (1.40% Fee Rate)
MFS VIT Emerging Growth Service Class                                  --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
MFS VIT Research                                                     0.26%
  Lincoln Choice Plus (1.40% Fee Rate)
MFS VIT Research Service Class                                       0.11%
  Lincoln Choice Plus Access (1.90% Fee Rate)
MFS VIT Total Return                                                 1.50%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
MFS VIT Total Return Service Class                                   1.11%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(3)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
MFS VIT Utilities                                                    2.80%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
MFS VIT Utilities Service Class                                      2.47%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(2)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
NB AMT Mid-Cap Growth                                                  --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
NB AMT Regency                                                       0.23%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Putnam VT Growth & Income Class IB                                   1.67%
  Lincoln Choice Plus II (1.40% Fee Rate)
Putnam VT Health Sciences Class IB                                     --
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Scudder VIT EAFE Equity Index                                        2.14%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Scudder VIT Equity 500 Index                                         1.49%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
Scudder VIT Small Cap Index                                          3.45%
  Lincoln Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
FTVIPT Franklin Mutual Shares Securities Class 2                     1.01%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)

Lincoln New York Account N Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(7)
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)              $ 7.70     $ 5.42     148,472   $  804,298  (29.68)%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves (1.40%
   Fee Rate)                                                             7.70       5.42       1,667        9,029  (29.68)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         6.70       4.70       3,366       15,827  (29.85)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                      11.85      11.54          79          914   (2.62)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                       12.30       8.64       7,118       61,523  (29.72)%
FTVIPT Templeton Foreign Securities Class 2
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.71       6.99     242,101    1,692,893  (19.70)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)               8.71       6.99         468        3,272  (19.70)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            7.99       6.40      15,906      101,849  (19.90)%
FTVIPT Templeton Growth Securities Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               10.23       8.22      25,272      207,838  (19.62)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         9.91       7.94         994        7,892  (19.82)%
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)                      10.81      10.59          52          550   (2.02)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)                       11.17       8.94       1,270       11,358  (19.99)%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(8)
-------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Class 2                                       0.26%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves (1.40%
   Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)
FTVIPT Templeton Foreign Securities Class 2                             4.12%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
FTVIPT Templeton Growth Securities Class 2                              2.15%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus II Bonus (1.60% Fee Rate)(6)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)

(1) Reflects less than a full year of activity. Funds were first received in this option on 11/14/02.
(2) Reflects less than a full year of activity. Funds were first received in this option on 11/15/02.
(3) Reflects less than a full year of activity. Funds were first received in this option on 11/22/02.
(4) Reflects less than a full year of activity. Funds were first received in this option on 11/29/02.
(5) Reflects less than a full year of activity. Funds were first received in this option on 12/05/02.
(6) Reflects less than a full year of activity. Funds were first received in this option on 12/11/02.
(7) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(8) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln New York Account N Variable Annuities

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
  Lincoln Choice Plus (1.40% Fee Rate)                                 $ 9.23     $ 6.99     127,878   $  893,288  (24.35)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.13         100        1,213   21.34%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            7.92       5.98      13,056       78,038  (24.54)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      12.12         100        1,212   21.25%
AIM V.I. Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.33       5.43     211,566    1,148,987  (34.81)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)               8.33       5.43       5,558       30,183  (34.81)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.13         100        1,113   11.34%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            7.36       4.79      12,366       59,195  (34.97)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.13         100        1,113   11.25%
AIM V.I. Growth Class II
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.14         100        1,119   11.38%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.13         100        1,118   11.29%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      11.62         100        1,162   16.22%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.12         100        1,118   11.20%
  Lincoln Choice Plus II II L-Share (1.70% Fee Rate)(1)                 10.00      11.13         100        1,118   11.28%
  Lincoln Choice Plus II II L-Share (1.95% Fee Rate)(1)                 10.00      11.12         100        1,117   11.19%
AIM V.I. International Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.98       6.77      54,842      371,351  (24.60)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.62         100        1,062    6.19%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.04       6.05       1,047        6,333  (24.78)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      10.61         100        1,061    6.14%
AIM V.I. International Growth Class II
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.62         100        1,066    6.21%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.61         100        1,066    6.13%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      11.23          96        1,082   12.29%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.61         100        1,066    6.08%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.61         100        1,066    6.12%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.60         100        1,066    6.04%
AIM V.I. Premier Equity
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.97       7.74     235,339    1,820,511  (13.78)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.32         100        1,132   13.18%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.49       7.30      61,090      445,865  (14.00)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.31         100        1,131   13.10%
AIM V.I. Premier Equity Class II
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.32         100        1,136   13.24%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.32         100        1,137   13.16%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      11.85          95        1,133   18.46%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.31         100        1,136   13.07%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.31         100        1,136   13.15%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.31         100        1,137   13.06%
ABVPSF Growth Class B
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.01       6.78      96,616      655,525  (24.71)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.97         100        1,197   19.73%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.05       6.04       1,503        9,086  (24.90)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.96         100        1,196   19.65%
ABVPSF Growth and Income Class B
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               10.68      10.55     230,065    2,426,377   (1.24)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.32         100        1,132   13.21%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.47      10.32      60,451      623,713   (1.49)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.31         100        1,131   13.12%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.32         100        1,132   13.22%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.31         100        1,131   13.13%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(4)
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                             --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AIM V.I. Growth                                                         0.31%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AIM V.I. Growth Class II                                                0.25%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II II L-Share (1.95% Fee Rate)(1)
AIM V.I. International Growth                                           0.36%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AIM V.I. International Growth Class II                                  0.36%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
AIM V.I. Premier Equity                                                 0.19%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
AIM V.I. Premier Equity Class II                                        0.14%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
ABVPSF Growth Class B                                                   0.05%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
ABVPSF Growth and Income Class B                                        0.49%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)

Lincoln New York Account N Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
ABVPSF Premier Growth Class B
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)              $ 8.60     $ 7.01     237,867   $1,666,558  (18.55)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.95         100        1,195   19.52%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         7.73       6.28      52,595      330,370  (18.75)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.94         100        1,194   19.43%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.95         100        1,195   19.53%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.95         100        1,195   19.46%
ABVPSF Small Cap Value Class B
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.89         100        1,191   18.86%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.88         100        1,193   18.77%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.88         100        1,193   18.77%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.87         100        1,193   18.68%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.88         100        1,193   18.76%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.87         100        1,193   18.67%
ABVPSF Technology Class B
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                7.67       5.64     163,442      921,846  (26.49)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      12.87         100        1,287   28.74%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         6.64       4.87      33,799      164,642  (26.68)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.86         100        1,286   28.65%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.88         100        1,288   28.77%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.87         100        1,287   28.68%
American Funds Global Small Capitalization Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                8.45       7.26      21,405      155,369  (14.09)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      12.50         100        1,250   25.02%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.24       7.06       5,674       40,074  (14.30)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.49         100        1,249   24.94%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.51         100        1,251   25.07%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.50         100        1,250   24.98%
American Funds Growth Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                9.93       8.01     350,155    2,806,011  (19.29)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      12.31         100        1,231   23.14%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.97       7.22      59,179      427,509  (19.50)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.31         100        1,231   23.06%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.32         100        1,232   23.16%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.31         100        1,231   23.08%
American Funds Growth-Income Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               10.42      10.53     365,911    3,854,573    1.13%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.31         100        1,131   13.15%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.44      10.53      42,792      450,551    0.88%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.31         100        1,131   13.07%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.32         100        1,132   13.16%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.31         100        1,131   13.08%
American Funds International Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                8.59       6.79     114,239      775,315  (21.00)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      10.84         100        1,084    8.40%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         7.83       6.17      59,963      369,933  (21.20)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.83         100        1,083    8.34%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.84         100        1,084    8.41%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.83         100        1,083    8.34%
Delaware VIPT Emerging Markets
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.85       9.19       1,438       13,233    3.82%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.42         100        1,142   14.23%
Delaware VIPT Emerging Markets Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)        8.27       8.57         200        1,714    3.62%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.26       8.54       1,123        9,614    3.37%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.42         100        1,142   14.18%
Delaware VIPT High Yield
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.05       8.56     120,756    1,033,988   (5.43)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.33         100        1,033    3.29%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(4)
-------------------------------------------------------------------------------
ABVPSF Premier Growth Class B                                             --
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
ABVPSF Small Cap Value Class B                                            --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
ABVPSF Technology Class B                                                 --
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
American Funds Global Small Capitalization Class 2                      0.76%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
American Funds Growth Class 2                                           0.45%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
American Funds Growth-Income Class 2                                    1.61%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
American Funds International Class 2                                    0.78%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIPT Emerging Markets                                          0.31%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIPT Emerging Markets Service Class                            0.29%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Delaware VIPT High Yield                                                2.19%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)

Lincoln New York Account N Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
Delaware VIPT High Yield Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                           $10.00     $10.32         100   $    1,032    3.17%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.31         100        1,031    3.09%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                      8.96       8.45         200        1,691   (5.69)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.96       8.42      39,441      332,285   (5.93)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.30         100        1,030    3.03%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.31         100        1,031    3.08%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.30         100        1,030    3.02%
Delaware VIPT Large Cap Value
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.28      10.69      55,334      591,591   (5.22)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.10         100        1,110   11.04%
Delaware VIPT Large Cap Value Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.11         100        1,111   11.08%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.10         100        1,110   10.99%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                     11.57      10.95         200        2,190   (5.41)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        11.56      10.91      10,139      110,653   (5.64)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.09         100        1,109   10.91%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.10         100        1,110   10.98%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.09         100        1,109   10.90%
Delaware VIPT REIT
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.69      12.54      34,738      435,560    7.28%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.71         100        1,071    7.12%
Delaware VIPT REIT Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.71         100        1,071    7.13%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.70         100        1,070    7.04%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                     10.72      11.49         200        2,297    7.14%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.71      11.45      11,066      126,706    6.87%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.70         100        1,070    6.97%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.70         100        1,070    7.03%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.70         100        1,070    6.97%
Delaware VIPT Select Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                   8.92       6.70     131,660      882,251  (24.85)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.22         100        1,222   22.22%
Delaware VIPT Select Growth Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)        7.51       5.62         200        1,124  (25.13)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            7.50       5.60       4,524       25,374  (25.31)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      12.22         100        1,222   22.22%
Delaware VIPT Small Cap Value
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.58      12.78      87,165    1,113,536   10.29%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.80         100        1,180   18.03%
Delaware VIPT Small Cap Value Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.81         100        1,181   18.10%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.80         100        1,180   18.00%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                     11.86      13.06         200        2,613   10.13%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        11.85      13.02      13,401      174,462    9.86%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.79         100        1,179   17.89%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.80         100        1,180   18.00%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.79         100        1,179   17.91%
Delaware VIPT Social Awareness
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.35       8.34       8,716       72,738  (10.77)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.53         100        1,153   15.34%
Delaware VIPT Social Awareness Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)        8.80       7.83         200        1,565  (11.03)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.79       7.80      10,077       78,622  (11.25)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.53         100        1,153   15.27%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(4)
-------------------------------------------------------------------------------
Delaware VIPT High Yield Service Class                                  4.33%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIPT Large Cap Value                                           0.12%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIPT Large Cap Value Service Class                             0.01%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIPT REIT                                                      0.88%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIPT REIT Service Class                                        0.17%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIPT Select Growth                                               --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIPT Select Growth Service Class                                 --
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Delaware VIPT Small Cap Value                                           0.39%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIPT Small Cap Value Service Class                             0.19%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIPT Social Awareness                                          0.03%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIPT Social Awareness Service Class                            0.02%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)

Lincoln New York Account N Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
Delaware VIPT Trend
  Lincoln Choice Plus (1.40% Fee Rate)                                 $ 9.26     $ 7.73     170,057   $1,314,273  (16.52)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)               9.26       7.73       2,089       16,144  (16.52)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.79         100        1,279   27.93%
Delaware VIPT Trend Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.80         100        1,280   28.03%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.79         100        1,279   27.94%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                      7.76       6.45         200        1,289  (16.94)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         7.75       6.42      52,095      334,606  (17.16)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.78         100        1,278   27.81%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.79         100        1,279   27.93%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.78         100        1,278   27.85%
Delaware VIPT U.S. Growth Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.65         100        1,169   16.53%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.64         100        1,169   16.43%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.64         100        1,169   16.43%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.63         100        1,171   16.35%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.64         100        1,169   16.43%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.63         100        1,169   16.34%
Fidelity VIP Contrafund Service Class 2
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.95         100        1,099    9.48%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.94         100        1,099    9.39%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.94         100        1,099    9.39%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.93         100        1,099    9.32%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.94         100        1,099    9.38%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.93         100        1,098    9.30%
Fidelity VIP Equity-Income
  Lincoln Choice Plus (1.40% Fee Rate)                                  10.80      10.12     103,782    1,050,453   (6.28)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)              10.80      10.12       5,841       59,119   (6.28)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.11         100        1,111   11.05%
Fidelity VIP Equity-Income Service Class 2
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.11         100        1,111   11.09%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.10         100        1,110   10.99%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                     10.88      10.16         200        2,032   (6.57)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.86      10.12       6,423       65,058   (6.80)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.09         100        1,109   10.91%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.10         100        1,110   10.99%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.09         100        1,109   10.90%
Fidelity VIP Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.38       7.62     183,131    1,394,997  (18.80)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.78         100        1,178   17.80%
Fidelity VIP Growth Service Class 2
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.78         100        1,178   17.83%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.78         100        1,178   17.76%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                      8.36       6.76         200        1,353  (19.12)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.35       6.74       6,662       44,929  (19.33)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.77         100        1,177   17.65%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.77         100        1,177   17.73%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.77         100        1,177   17.66%
Fidelity VIP Growth Opportunities
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.34       7.88      15,782      124,398  (15.62)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.35         100        1,135   13.49%
Fidelity VIP Growth Opportunities Service Class 2
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)        8.49       7.14         200        1,427  (15.93)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.48       7.11       3,908       27,818  (16.15)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.33         100        1,133   13.34%
Fidelity VIP Overseas
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.31       7.23      23,408      169,325  (22.27)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.90         100        1,090    9.03%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(4)
-------------------------------------------------------------------------------
Delaware VIPT Trend                                                       --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Delaware VIPT Trend Service Class                                         --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Delaware VIPT U.S. Growth Service Class                                   --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Fidelity VIP Contrafund Service Class 2                                   --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Fidelity VIP Equity-Income                                              0.83%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Fidelity VIP Equity-Income Service Class 2                              0.29%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Fidelity VIP Growth                                                     0.04%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Fidelity VIP Growth Service Class 2                                     0.01%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Fidelity VIP Growth Opportunities                                       0.25%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
Fidelity VIP Growth Opportunities Service Class 2                       0.12%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Fidelity VIP Overseas                                                   2.15%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)

Lincoln New York Account N Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class 2
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                           $10.00     $10.91         100   $    1,091    9.10%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.90         100        1,090    9.01%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                      8.61       6.69         200        1,337  (22.32)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.60       6.66       6,188       41,269  (22.52)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.89         100        1,089    8.94%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.90         100        1,090    9.00%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.89         100        1,089    8.92%
Janus Aspen Series Mid Cap Growth Service Shares
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.40         100        1,144   13.96%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.39         100        1,144   13.86%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.39         100        1,144   13.86%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.38         100        1,143   13.77%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.38         100        1,143   13.85%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.38         100        1,143   13.77%
Janus Aspen Series Balanced Service Shares
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.67         100        1,071    6.70%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.66         100        1,071    6.62%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.66         100        1,071    6.62%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.65         100        1,072    6.55%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.66         100        1,071    6.59%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.65         100        1,069    6.52%
Janus Aspen Series Worldwide Growth Service Shares
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.52         100        1,156   15.22%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.51         100        1,156   15.13%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.51         100        1,156   15.13%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.50         100        1,158   15.04%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.51         100        1,156   15.12%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.50         100        1,155   15.03%
Liberty VIT Newport Tiger
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.29       7.46      12,747       95,186  (19.63)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.01         100        1,201   20.06%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.25       6.61       3,487       23,061  (19.84)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      12.00         100        1,200   20.00%
Lincoln VIPT Aggressive Growth
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.42         100        1,247   24.22%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.41         100        1,247   24.14%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      12.41         100        1,246   24.14%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      12.41         100        1,247   24.05%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.41         100        1,247   24.12%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.40         100        1,245   24.03%
Lincoln VIPT Bond
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               11.00      11.84     380,988    4,510,399    7.63%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves (1.40%
   Fee Rate)                                                            11.00      11.84       5,987       70,873    7.63%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      10.12         100        1,012    1.17%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.61      11.39     129,227    1,471,800    7.36%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.11         100        1,011    1.13%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.12         100        1,012    1.18%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.11         100        1,011    1.12%
Lincoln VIPT Capital Appreciation
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.63         100        1,168   16.32%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.62         100        1,167   16.24%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.62         100        1,167   16.24%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.62         100        1,168   16.15%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.62         100        1,167   16.22%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.61         100        1,167   16.14%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(4)
-------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class 2                                   0.93%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Janus Aspen Series Mid Cap Growth Service Shares                          --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Janus Aspen Series Balanced Service Shares                              0.88%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Janus Aspen Series Worldwide Growth Service Shares                      0.08%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Liberty VIT Newport Tiger                                               1.21%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
Lincoln VIPT Aggressive Growth                                            --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Lincoln VIPT Bond                                                       7.57%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves (1.40%
   Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Lincoln VIPT Capital Appreciation                                         --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)

Lincoln New York Account N Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Global Asset Allocation
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                           $10.00     $10.98         100   $    1,102    9.78%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.97         100        1,102    9.68%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      11.38          94        1,070   13.79%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.96         100        1,101    9.62%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.97         100        1,102    9.68%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.96         100        1,101    9.59%
Lincoln VIPT International
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.04         100        1,108   10.35%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.03         100        1,108   10.26%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.03         100        1,108   10.26%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.02         100        1,107   10.18%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.03         100        1,108   10.25%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.02         100        1,105   10.16%
Lincoln VIPT Money Market
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               10.30      10.57     820,940    8,673,367    2.57%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves (1.40%
   Fee Rate)                                                            10.30      10.57       3,060       32,329    2.57%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      10.02         100        1,002    0.21%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)(3)                                                  10.22      10.44          --           --    2.13%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.21      10.45     626,583    6,548,255    2.32%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.02         100        1,002    0.17%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.02         100        1,002    0.22%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.02         100        1,002    0.16%
Lincoln VIPT Social Awareness
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.52         100        1,157   15.21%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.51         100        1,156   15.12%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)                     10.00      12.11          95        1,153   21.07%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.50         100        1,156   15.03%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.51         100        1,156   15.11%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.50         100        1,156   15.03%
MFS VIT Capital Opportunities -- Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.90         100        1,195   19.03%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.89         100        1,195   18.94%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.89         100        1,194   18.94%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.88         100        1,194   18.85%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.89         100        1,194   18.93%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.88         100        1,194   18.84%
MFS VIT Emerging Growth
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.12       5.98     111,475      666,456  (34.41)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      12.13         100        1,213   21.35%
MFS VIT Emerging Growth Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.14         100        1,214   21.44%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.14         100        1,214   21.36%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                      8.17       5.34         200        1,067  (34.69)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.16       5.32       8,124       43,243  (34.86)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.13         100        1,213   21.25%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.13         100        1,213   21.34%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.13         100        1,213   21.27%
MFS VIT Research
  Lincoln Choice Plus (1.40% Fee Rate)                                   9.54       7.40      76,081      563,353  (22.35)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      11.38         100        1,138   13.76%
MFS VIT Research Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)        8.83       6.83         200        1,366  (22.63)%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            8.82       6.81       6,825       46,471  (22.83)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      11.37         100        1,137   13.72%
MFS VIT Total Return
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.21      11.08     227,270    2,518,240   (1.15)%
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)              11.21      11.08       1,498       16,596   (1.15)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.64         100        1,064    6.45%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(4)
-------------------------------------------------------------------------------
Lincoln VIPT Global Asset Allocation                                    0.42%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Lincoln VIPT International                                              0.95%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Lincoln VIPT Money Market                                               3.52%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves (1.40%
   Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)(3)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Lincoln VIPT Social Awareness                                           0.72%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(2)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
MFS VIT Capital Opportunities -- Service Class                            --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
MFS VIT Emerging Growth                                                   --
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
MFS VIT Emerging Growth Service Class                                     --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
MFS VIT Research                                                        0.01%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
MFS VIT Research Service Class                                            --
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
MFS VIT Total Return                                                    1.38%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus -- Annuity Reserves (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)

Lincoln New York Account N Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                           $10.00     $10.65         100   $    1,065    6.45%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.64         100        1,064    6.36%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                     11.15      10.99         200        2,198   (1.37)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        11.13      10.95      32,175      352,403   (1.62)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      10.63         100        1,063    6.31%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.64         100        1,064    6.35%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.63         100        1,063    6.28%
MFS VIT Utilities
  Lincoln Choice Plus (1.40% Fee Rate)                                  10.83       8.09     176,273    1,426,797  (25.26)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00       9.86         100          986   (1.39)%
MFS VIT Utilities Service Class
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00       9.85         100          985   (1.46)%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00       9.85         100          985   (1.51)%
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)                                                      9.91       7.38         200        1,476  (25.53)%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         9.90       7.35      17,852      131,314  (25.72)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00       9.84         100          984   (1.58)%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00       9.85         100          985   (1.54)%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00       9.84         100          984   (1.59)%
NB AMT Mid-Cap Growth
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.01         100        1,205   20.13%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.01         100        1,206   20.05%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      12.01         100        1,206   20.05%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      12.00         100        1,205   19.97%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.00         100        1,205   20.03%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.00         100        1,206   19.95%
NB AMT Regency
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      11.16         100        1,120   11.61%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      11.15         100        1,120   11.53%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      11.15         100        1,120   11.53%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      11.15         100        1,121   11.46%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.15         100        1,120   11.52%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.14         100        1,119   11.45%
Putnam VT Growth & Income Class IB
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.87         100        1,092    8.71%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.86         100        1,091    8.62%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.86         100        1,091    8.62%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.86         100        1,092    8.56%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.86         100        1,091    8.61%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.85         100        1,090    8.53%
Putnam VT Health Sciences Class IB
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.58         100        1,061    5.76%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.57         100        1,062    5.67%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.57         100        1,062    5.67%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.56         100        1,061    5.60%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.57         100        1,062    5.66%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.56         100        1,061    5.57%
Scudder VIT EAFE Equity Index
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      10.61         100        1,064    6.07%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      10.60         100        1,065    5.98%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      10.60         100        1,065    5.98%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      10.59         100        1,064    5.92%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      10.60         100        1,065    5.97%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      10.59         100        1,064    5.88%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(4)
-------------------------------------------------------------------------------
MFS VIT Total Return Service Class                                      0.70%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
MFS VIT Utilities                                                       2.86%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
MFS VIT Utilities Service Class                                         1.76%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
NB AMT Mid-Cap Growth                                                     --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
NB AMT Regency                                                            --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Putnam VT Growth & Income Class IB                                        --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Putnam VT Health Sciences Class IB                                        --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Scudder VIT EAFE Equity Index                                             --
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)

Lincoln New York Account N Variable Annuities

                                                                     Unit Value Unit Value
                                                                     Beginning  End of     Units                  Total
Subaccount                                                           of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)              $ 9.40     $ 8.14     132,198   $1,075,576  (13.40)%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)                                                      9.40       8.14     118,175      961,456  (13.40)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.28         100        1,128   12.81%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.99       7.76      12,944      100,488  (13.62)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.27         100        1,127   12.73%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.28         100        1,128   12.81%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.27         100        1,127   12.73%
Scudder VIT Small Cap Index
  Lincoln Choice Plus II (1.40% Fee Rate)(1)                            10.00      12.13         100        1,216   21.27%
  Lincoln Choice Plus II (1.65% Fee Rate)(1)                            10.00      12.12         100        1,217   21.19%
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)                     10.00      12.12         100        1,217   21.19%
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)                     10.00      12.11         100        1,217   21.10%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.12         100        1,217   21.17%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.11         100        1,217   21.09%
FTVIPT Franklin Mutual Shares Securities Class 2
  Lincoln Choice Plus (1.40% Fee Rate)                                  11.02      11.64      57,400      667,937    5.56%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.75         100        1,075    7.49%
  Lincoln Choice Plus Access (1.65% Fee Rate)                           10.85      11.43      22,677      259,128    5.29%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      10.74         100        1,074    7.45%
FTVIPT Franklin Small Cap Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)                9.22       7.70      67,253      518,090  (16.43)%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)                                                      9.22       7.70       2,187       16,849  (16.43)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      12.30         100        1,230   22.95%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)         8.04       6.70       2,757       18,481  (16.64)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      12.29         100        1,229   22.88%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      12.30         100        1,230   22.99%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      12.29         100        1,229   22.91%
FTVIPT Templeton Foreign Securities Class 2
  Lincoln Choice Plus (1.40% Fee Rate)                                  10.51       8.71      56,082      488,361  (17.17)%
  Lincoln Choice Plus (1.65% Fee Rate)(1)                               10.00      10.88         100        1,088    8.79%
  Lincoln Choice Plus Access (1.65% Fee Rate)                            9.67       7.99      10,868       86,872  (17.38)%
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)                        10.00      10.87         100        1,087    8.73%
FTVIPT Templeton Growth Securities Class 2
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)               10.51      10.23      11,634      119,081   (2.68)%
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)                                                     10.51      10.23         628        6,430   (2.68)%
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)            10.00      11.17         100        1,117   11.71%
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)        10.20       9.91         200        1,981   (2.92)%
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)     10.00      11.16         100        1,116   11.64%
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)                    10.00      11.17         100        1,117   11.73%
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)                    10.00      11.16         100        1,116   11.63%

                                                                     Investment
                                                                     Income
Subaccount                                                           Ratio(4)
-------------------------------------------------------------------------------
Scudder VIT Equity 500 Index                                            2.75%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
Scudder VIT Small Cap Index                                             0.64%
  Lincoln Choice Plus II (1.40% Fee Rate)(1)
  Lincoln Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.65% Fee Rate)(1)
  Lincoln Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
FTVIPT Franklin Mutual Shares Securities Class 2                        1.64%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
FTVIPT Franklin Small Cap Class 2                                       0.38%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)
FTVIPT Templeton Foreign Securities Class 2                             2.38%
  Lincoln Choice Plus (1.40% Fee Rate)
  Lincoln Choice Plus (1.65% Fee Rate)(1)
  Lincoln Choice Plus Access (1.65% Fee Rate)
  Lincoln Choice Plus Access (1.90% Fee Rate)(1)
FTVIPT Templeton Growth Securities Class 2                              2.02%
  Lincoln Choice Plus and Choice Plus II (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II -- Annuity Reserves
   (1.40% Fee Rate)
  Lincoln Choice Plus and Choice Plus II (1.65% Fee Rate)(1)
  Lincoln Choice Plus and Choice Plus II Access (1.65% Fee Rate)
  Lincoln Choice Plus and Choice Plus II Access (1.90% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.70% Fee Rate)(1)
  Lincoln Choice Plus II L-Share (1.95% Fee Rate)(1)

(1) Reflects less than a full year of activity. Funds were first received in this option on 9/19/2001.
(2) Reflects less than a full year of activity. Funds were first received in this option on 9/21/2001.
(3) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln New York Account N Variable Annuities

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                      Unit Value Unit Value
                                                                      Beginning  End of     Units                  Total
Subaccount                                                            of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
  Lincoln Choice Plus (1.40% Fee Rate)(1)                               $10.00     $ 9.23      43,962   $  405,947   (7.66)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.93         200        1,586  (20.70)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       7.92         200        1,584  (20.79)%
AIM V.I. Growth
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       8.33      51,188      426,435  (16.70)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.37         200        1,474  (26.30)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       7.36         200        1,472  (26.39)%
AIM V.I. International Growth
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       8.98      11,808      106,058  (10.20)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.05         200        1,610  (19.49)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.04         200        1,608  (19.58)%
AIM V.I. Premier Equity
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       8.97      70,289      630,653  (10.28)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.50         200        1,699  (15.05)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.49         200        1,697  (15.14)%
ABVPSF Growth Class B
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.01      24,431      220,208   (9.88)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.06         200        1,611  (19.44)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.05         200        1,609  (19.53)%
ABVPSF Growth and Income Class B
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      10.68      30,066      321,102    6.79%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.48         200        2,097    4.85%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      10.47         200        2,095    4.74%
ABVPSF Premier Growth Class B
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       8.60      56,002      481,742  (13.98)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.74         200        1,548  (22.60)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       7.73         200        1,546  (22.69)%
ABVPSF Technology Class B
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       7.67      77,193      592,319  (23.27)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       6.65         200        1,330  (33.49)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       6.64         200        1,329  (33.56)%
American Funds Global Small Capitalization Class 2
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       8.45       1,999       16,914  (15.53)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.25         200        1,650  (17.50)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.24         200        1,648  (17.59)%
American Funds Growth Class 2
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.93     104,573    1,038,365   (0.71)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.98         200        1,797  (10.17)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.97         200        1,795  (10.26)%
American Funds Growth-Income Class 2
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      10.42      31,378      326,873    4.16%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.45         200        2,089    4.47%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      10.44         200        2,087    4.37%
American Funds International Class 2
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       8.59      21,383      183,737  (14.09)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.84         200        1,568  (21.62)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       7.83         200        1,566  (21.71)%
Delaware VIPT Emerging Markets
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       8.85         814        7,223  (11.46)%
Delaware VIPT Emerging Markets Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.27         200        1,677  (17.31)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.26         200        1,652  (17.40)%
Delaware VIPT High Yield
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.05       5,841       52,909   (9.45)%

Lincoln New York Account N Variable Annuities

                                                                      Unit Value Unit Value
                                                                      Beginning  End of     Units                  Total
Subaccount                                                            of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
Delaware VIPT High Yield Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)    $10.00     $ 8.96        200     $  1,818   (10.36)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.96        200        1,791   (10.45)%
Delaware VIPT Large Cap Value
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      11.28      9,479      106,935    12.80%
Delaware VIPT Large Cap Value Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      11.57        200        2,343    15.74%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      11.56        200        2,312    15.62%
Delaware VIPT REIT
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      11.69      5,077       59,354    16.88%
Delaware VIPT REIT Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.72        200        2,170     7.21%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      10.71        200        2,142     7.10%
Delaware VIPT Select Growth
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       8.92     45,119      402,294   (10.84)%
Delaware VIPT Select Growth Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.51        200        1,526   (24.92)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       7.50        200        1,500   (25.00)%
Delaware VIPT Small Cap Value
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      11.58      4,184       48,469    15.84%
Delaware VIPT Small Cap Value Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      11.86        200        2,400    18.61%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      11.85        200        2,369    18.47%
Delaware VIPT Social Awareness
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.35        200        1,888    (6.48)%
Delaware VIPT Social Awareness Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.80        200        1,759   (12.03)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.79        200        1,783   (12.12)%
Delaware VIPT Trend
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.26     65,788      609,025    (7.43)%
Delaware VIPT Trend Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       7.76        200        1,552   (22.39)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       7.75        200        1,575   (22.48)%
Fidelity VIP Equity-Income
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      10.80     19,521      210,832     8.00%
Fidelity VIP Equity-Income Service Class 2
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.88        200        2,175     8.75%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      10.86        200        2,199     8.63%
Fidelity VIP Growth
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.38     47,187      442,641    (6.19)%
Fidelity VIP Growth Service Class 2
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.36        200        1,672   (16.38)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.35        200        1,696   (16.47)%
Fidelity VIP Growth Opportunities
  Lincoln Choice Plus (1.40% Fee Rate)(2)                                10.00       9.34      3,895       36,383    (6.60)%
Fidelity VIP Growth Opportunities Service Class 2
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.49        200        1,698   (15.12)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.48        200        1,720   (15.22)%
Fidelity VIP Overseas
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.31      7,463       69,460    (6.95)%
Fidelity VIP Overseas Service Class 2
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.61        200        1,721   (13.94)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.60        200        1,744   (14.03)%
Liberty VIT Newport Tiger
  Lincoln Choice Plus (1.40% Fee Rate)(2)                                10.00       9.29      5,803       53,917    (7.13)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.26        200        1,652   (17.42)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.25        200        1,650   (17.51)%
Lincoln VIPT Bond
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      11.00     66,954      736,420     9.99%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.62        200        2,124     6.19%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      10.61        200        2,149     6.08%

Lincoln New York Account N Variable Annuities

                                                                      Unit Value Unit Value
                                                                      Beginning  End of     Units                  Total
Subaccount                                                            of Period  Period     Outstanding Net Assets Return(3)
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Money Market
  Lincoln Choice Plus (1.40% Fee Rate)(1)                               $10.00     $10.30     339,773   $3,499,825    3.00%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.22         200        2,045    2.23%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      10.21         200        2,069    2.14%
MFS VIT Emerging Growth
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.12      36,727      334,780   (8.85)%
MFS VIT Emerging Growth Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.17         200        1,634  (18.28)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.16         200        1,658  (18.37)%
MFS VIT Research
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.54      30,691      292,652   (4.65)%
MFS VIT Research Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.83         200        1,766  (11.72)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.82         200        1,789  (11.82)%
MFS VIT Total Return
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      11.21      29,780      333,795   12.09%
MFS VIT Total Return Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      11.15         200        2,229   11.45%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      11.13         200        2,254   11.33%
MFS VIT Utilities
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      10.83      42,189      456,897    8.30%
MFS VIT Utilities Service Class
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       9.91         200        1,982   (0.90)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       9.90         200        2,005   (1.01)%
Scudder VIT Equity 500 Index
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.40      21,256      199,744   (6.05)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       9.00         200        1,799  (10.03)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.99         200        1,798  (10.12)%
FTVIPT Franklin Mutual Shares Securities Class 2
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      11.02       8,797       97,013   10.24%
  Lincoln Choice Plus (1.65% Fee Rate)(2)                                10.00      10.85         200        2,173    8.53%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.86         200        2,171    8.63%
FTVIPT Franklin Small Cap Class 2
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00       9.22      15,518      143,067   (7.83)%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       8.05         200        1,610  (19.50)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       8.04         200        1,608  (19.59)%
FTVIPT Templeton Foreign Securities Class 2
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      10.51      19,408      204,051    5.12%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00       9.68         200        1,937   (3.15)%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00       9.67         200        1,935   (3.25)%
FTVIPT Templeton Growth Securities Class 2
  Lincoln Choice Plus (1.40% Fee Rate)(1)                                10.00      10.51       1,132       11,934    5.14%
  Lincoln Choice Plus Access -- Annuity Reserves (1.40% Fee Rate)(2)     10.00      10.22         200        2,043    2.15%
  Lincoln Choice Plus Access (1.65% Fee Rate)(2)                         10.00      10.20         200        2,041    2.04%

(1) Reflects less than a full year of activity. Funds were first received in this option on 5/22/2000.
(2) Reflects less than a full year of activity. Funds were first received in this option on 7/24/2000.
(3) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln New York Account N Variable Annuities

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2003.

                                                      Aggregate   Aggregate
                                                      Cost of     Proceeds
   Subaccount                                         Purchases   from Sales
   --------------------------------------------------------------------------
   AIM V.I. Capital Appreciation                      $    31,581 $   803,965
   AIM V.I. Growth                                         19,242      73,192
   AIM V.I. Growth Class II                               464,248     392,929
   AIM V.I. International Growth                        9,349,512  11,707,299
   AIM V.I. International Growth Class II                 302,577     267,938
   AIM V.I. Premier Equity                                 45,257     284,162
   AIM V.I. Premier Equity Class II                        46,908       7,580
   ABVPSF Growth and Income Class B                     1,188,713     831,680
   ABVPSF Growth Class B                                    1,155     605,951
   ABVPSF Premier Growth Class B                          401,935     353,683
   ABVPSF Small Cap Value Class B                         255,832      19,437
   ABVPSF Technology Class B                              367,812     128,714
   American Funds Global Small Capitalization Class 2   4,769,529   5,930,764
   American Funds Growth Class 2                        7,938,883     718,753
   American Funds Growth-Income Class 2                 8,879,649   1,145,595
   American Funds International Class 2                 8,425,450   6,413,635
   Delaware VIPT Emerging Markets                          18,013     118,181
   Delaware VIPT Emerging Markets Service Class               993      35,047
   Delaware VIPT High Yield                             3,072,266   1,984,491
   Delaware VIPT High Yield Service Class               2,871,071     468,033
   Delaware VIPT Large Cap Value                          275,411     316,414
   Delaware VIPT Large Cap Value Service Class            519,870      17,790
   Delaware VIPT REIT                                     398,163     113,586
   Delaware VIPT REIT Service Class                     1,739,657      83,960
   Delaware VIPT Select Growth                             14,468     525,996
   Delaware VIPT Select Growth Service Class                   --      22,539
   Delaware VIPT Small Cap Value                          594,123     284,801
   Delaware VIPT Small Cap Value Service Class          1,196,235      80,478
   Delaware VIPT Social Awareness                           8,695      84,202
   Delaware VIPT Social Awareness Service Class             1,354      80,539
   Delaware VIPT Trend                                    168,585     230,688
   Delaware VIPT Trend Service Class                      867,745      79,810
   Delaware VIPT U.S. Growth Service Class                391,150      60,392
   Fidelity VIP Contrafund Service Class 2                993,664      58,352
   Fidelity VIP Equity-Income                             226,130     227,524
   Fidelity VIP Equity-Income Service Class 2             530,981     125,469
   Fidelity VIP Growth                                    218,740     350,882
   Fidelity VIP Growth Service Class 2                    628,205      54,101
   Fidelity VIP Growth Opportunities                        6,498     111,850
   Fidelity VIP Growth Opportunities Service Class 2          158      26,841
   Fidelity VIP Overseas                                9,339,699  10,595,087
   Fidelity VIP Overseas Service Class 2                  594,681   1,299,651
   FTVIPT Franklin Small Cap Class 2                      934,544     240,193
   FTVIPT Franklin Mutual Shares Securities Class 2       132,766   1,712,728
   FTVIPT Templeton Foreign Securities Class 2          9,360,665  11,275,555
   FTVIPT Templeton Growth Securities Class 2           1,097,309      80,934
   Janus Aspen Series Balanced Service Shares             478,690      57,823
   Janus Aspen Series Mid Cap Growth Service Shares       134,047      25,995
   Janus Aspen Series Worldwide Growth Service Shares     183,388     175,481
   Liberty VIT Newport Tiger                               18,046     174,227
   Lincoln VIPT Aggressive Growth                          30,132          20
   Lincoln VIPT Aggressive Growth Service Class            14,121         546
   Lincoln VIPT Bond                                   10,148,062   5,837,823
   Lincoln VIPT Bond Service Class                      1,795,209       3,144
   Lincoln VIPT Capital Appreciation                       77,133       1,004
   Lincoln VIPT Capital Apprec Service Class              118,021         935
   Lincoln VIPT Global Asset Allocation                    17,706          62
   Lincoln VIPT Global Asset Allocation Service Class      20,270         897

Lincoln New York Account N Variable Annuities

                                                  Aggregate   Aggregate
                                                  Cost of     Proceeds
      Subaccount                                  Purchases   from Sales
      -------------------------------------------------------------------
      Lincoln VIPT International                  $   365,493 $    87,741
      Lincoln VIPT International Service Class        361,569       4,597
      Lincoln VIPT Money Market                    50,883,340  53,250,355
      Lincoln VIPT Money Market Service Class       1,477,129     400,228
      Lincoln VIPT Social Awareness                   420,383      83,585
      Lincoln VIPT Social Awareness Service Class     212,692           9
      MFS VIT Capital Opportunities Service Class      95,744      16,692
      MFS VIT Emerging Growth                          53,010      78,268
      MFS VIT Emerging Growth Service Class           138,255      12,747
      MFS VIT Research                                 27,606     475,851
      MFS VIT Research Service Class                      577      36,239
      MFS VIT Total Return                          1,328,235   1,910,109
      MFS VIT Total Return Service Class            2,571,204     304,009
      MFS VIT Utilities                               134,977      94,057
      MFS VIT Utilities Service Class                 307,467      50,562
      NB AMT Mid-Cap Growth                         1,084,306      23,184
      NB AMT Regency                                  340,198      51,876
      Putnam VT Growth & Income Class IB               76,290         553
      Putnam VT Health Sciences Class IB              148,119      86,643
      Scudder VIT EAFE Equity Index                   154,765      92,259
      Scudder VIT EAFE Equity Index Service Class      85,664         372
      Scudder VIT Equity 500 Index                  3,383,593   2,616,130
      Scudder VIT Equity 500 Index Service Class      372,517       1,054
      Scudder VIT Small Cap Index                     380,097      14,738
      Scudder VIT Small Cap Index Service Class        31,149          --

Lincoln New York Account N Variable Annuities

5. Investments
The following is a summary of investments owned at December 31, 2003.

                                                               Net
                                                   Shares      Asset
Subaccount                                         Outstanding Value  Value of Shares Cost of Shares
----------------------------------------------------------------------------------------------------
AIM V.I. Growth                                        79,145  $14.83   $ 1,173,718    $ 1,472,675
AIM V.I. Growth Class II                                8,166   14.75       120,453        103,513
AIM V.I. International Growth                          24,978   16.04       400,652        289,022
AIM V.I. International Growth Class II                  6,266   15.96       100,012         83,372
AIM V.I. Premier Equity                                91,954   20.23     1,860,237      2,190,403
AIM V.I. Premier Equity Class II                        4,706   20.14        94,785         80,711
ABVPSF Growth and Income Class B                      213,371   21.62     4,613,071      4,438,535
ABVPSF Premier Growth Class B                         104,212   21.33     2,222,839      2,562,024
ABVPSF Small Cap Value Class B                         36,757   14.46       531,500        401,373
ABVPSF Technology Class B                              76,415   14.35     1,096,552      1,414,745
American Funds Global Small Capitalization Class 2     85,819   14.08     1,208,336        918,750
American Funds Growth Class 2                         335,395   45.50    15,260,473     13,834,969
American Funds Growth-Income Class 2                  525,333   33.48    17,588,137     15,507,467
American Funds International Class 2                  431,072   13.40     5,776,368      4,516,929
Delaware VIPT High Yield                              574,988    5.69     3,271,680      2,824,879
Delaware VIPT High Yield Service Class                569,381    5.68     3,234,083      2,968,828
Delaware VIPT Large Cap Value                          40,482   16.33       661,072        598,375
Delaware VIPT Large Cap Value Service Class            43,621   16.32       711,895        641,623
Delaware VIPT REIT                                    134,950   15.14     2,043,140      1,590,284
Delaware VIPT REIT Service Class                      164,323   15.13     2,486,204      2,125,217
Delaware VIPT Small Cap Value                         113,313   25.64     2,905,347      2,207,051
Delaware VIPT Small Cap Value Service Class            75,157   25.61     1,924,777      1,575,684
Delaware VIPT Trend                                    75,280   27.29     2,054,399      1,875,164
Delaware VIPT Trend Service Class                      52,702   27.12     1,429,287      1,240,354
Delaware VIPT U.S. Growth Service Class                54,321    6.61       359,061        343,354
Fidelity VIP Contrafund Service Class 2                53,212   22.93     1,220,149      1,056,595
Fidelity VIP Equity-Income                             89,387   23.18     2,071,998      1,901,402
Fidelity VIP Equity-Income Service Class 2             40,500   22.96       929,873        781,217
Fidelity VIP Growth                                    37,298   31.04     1,157,738      1,270,486
Fidelity VIP Growth Service Class 2                    22,221   30.72       682,640        638,904
Fidelity VIP Overseas                                  16,034   15.59       249,965        154,845
Fidelity VIP Overseas Service Class 2                  25,283   15.50       391,892        341,287
FTVIPT Franklin Small Cap Class 2                     114,804   17.43     2,001,035      1,807,944
FTVIPT Templeton Growth Securities Class 2            131,953   11.19     1,476,558      1,294,670
Janus Aspen Series Balanced Service Shares             22,931   23.82       546,227        508,784
Janus Aspen Series Mid Cap Growth Service Shares        6,334   21.05       133,326        117,856
Janus Aspen Series Worldwide Growth Service Shares        446   25.70        11,457         10,110
Lincoln VIPT Aggressive Growth                          3,595    8.67        31,172         30,113
Lincoln VIPT Aggressive Growth Service Class            1,583    8.66        13,705         13,576
Lincoln VIPT Bond                                   1,496,277   13.22    19,785,265     19,315,464
Lincoln VIPT Bond Service Class                       135,804   13.22     1,795,599      1,792,064
Lincoln VIPT Capital Appreciation                       7,894   16.79       132,558        111,692
Lincoln VIPT Capital Apprec Service Class               7,534   16.77       126,329        117,145
Lincoln VIPT Global Asset Allocation                    1,513   12.71        19,227         17,878
Lincoln VIPT Global Asset Allocation Service Class      1,573   12.70        19,979         19,396
Lincoln VIPT International                             24,326   13.62       331,323        289,089
Lincoln VIPT International Service Class               27,292   13.62       371,606        356,976
Lincoln VIPT Money Market                             614,833   10.00     6,148,327      6,148,327
Lincoln VIPT Money Market Service Class               107,690   10.00     1,076,901      1,076,901
Lincoln VIPT Social Awareness                          15,159   26.00       394,142        347,300
Lincoln VIPT Social Awareness Service Class             8,397   25.99       218,235        212,683
MFS VIT Capital Opportunities Service Class             7,910   12.05        95,316         84,361
MFS VIT Emerging Growth                                36,883   15.51       572,060        578,892
MFS VIT Emerging Growth Service Class                  12,508   15.41       192,741        180,916
MFS VIT Total Return                                  199,355   19.58     3,903,379      3,576,917
MFS VIT Total Return Service Class                    190,562   19.44     3,704,516      3,387,688
MFS VIT Utilities                                      85,930   15.95     1,370,588      1,463,163
MFS VIT Utilities Service Class                        36,023   15.87       571,691        513,796
NB AMT Mid-Cap Growth                                  82,100   15.33     1,258,592      1,135,251

Lincoln New York Account N Variable Annuities

                                                        Net
                                            Shares      Asset
Subaccount                                  Outstanding Value  Value of Shares Cost of Shares
---------------------------------------------------------------------------------------------
NB AMT Regency                                 26,198   $12.09   $  316,738      $  297,371
Putnam VT Growth & Income Class IB              4,230    23.26       98,401          84,189
Putnam VT Health Sciences Class IB             12,396    10.97      135,982         124,607
Scudder VIT EAFE Equity Index                  10,699     8.21       87,839          72,389
Scudder VIT EAFE Equity Index Service Class    10,935     8.20       89,671          85,296
Scudder VIT Equity 500 Index                  380,610    11.64    4,430,298       3,944,762
Scudder VIT Equity 500 Index Service Class     33,340    11.63      387,749         371,475
Scudder VIT Small Cap Index                    44,611    12.24      546,037         456,141
Scudder VIT Small Cap Index Service Class       2,598    12.23       31,779          31,149

Lincoln New York Account N Variable Annuities

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                   Units     Units       Net Increase
Subaccount                                         Issued    Redeemed    (Decrease)
-------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          6,493   (150,286)   (143,793)
AIM V.I. Growth                                        5,564    (14,787)     (9,223)
AIM V.I. Growth Class II                              44,341    (35,594)      8,747
AIM V.I. International Growth                      1,739,334 (2,175,176)   (435,841)
AIM V.I. International Growth Class II                33,219    (29,598)      3,622
AIM V.I. Premier Equity                                8,302    (47,457)    (39,154)
AIM V.I. Premier Equity Class II                       5,279       (568)      4,711
ABVPSF Growth and Income Class B                     112,441    (90,021)     22,421
ABVPSF Growth Class B                                    281   (118,415)   (118,134)
ABVPSF Premier Growth Class B                         61,156    (56,877)      4,279
ABVPSF Small Cap Value Class B                        20,312     (1,203)     19,110
ABVPSF Technology Class B                             85,246    (30,641)     54,605
American Funds Global Small Capitalization Class 2   792,060 (1,035,379)   (243,320)
American Funds Growth Class 2                        974,678   (118,349)    856,328
American Funds Growth-Income Class 2                 867,351   (125,215)    742,136
American Funds International Class 2               1,417,493 (1,166,954)    250,539
Delaware VIPT Emerging Markets                         1,546    (11,703)    (10,156)
Delaware VIPT Emerging Markets Service Class               9     (3,754)     (3,745)
Delaware VIPT High Yield                             337,511   (228,209)    109,302
Delaware VIPT High Yield Service Class               246,884    (42,889)    203,995
Delaware VIPT Large Cap Value                         30,198    (36,253)     (6,055)
Delaware VIPT Large Cap Value Service Class           48,465     (1,511)     46,954
Delaware VIPT REIT                                    25,545     (7,204)     18,341
Delaware VIPT REIT Service Class                     147,200     (8,750)    138,449
Delaware VIPT Select Growth                            3,187   (105,739)   (102,552)
Delaware VIPT Select Growth Service Class                 --     (5,361)     (5,361)
Delaware VIPT Small Cap Value                         45,199    (21,511)     23,688
Delaware VIPT Small Cap Value Service Class           92,853     (5,632)     87,221
Delaware VIPT Social Awareness                         1,226    (12,579)    (11,354)
Delaware VIPT Social Awareness Service Class             209    (12,916)    (12,707)
Delaware VIPT Trend                                   28,678    (34,570)     (5,892)
Delaware VIPT Trend Service Class                     78,362     (8,793)     69,570
Delaware VIPT U.S. Growth Service Class               36,335     (6,290)     30,046
Fidelity VIP Contrafund Service Class 2               91,326     (5,019)     86,307
Fidelity VIP Equity-Income                            22,297    (25,677)     (3,380)
Fidelity VIP Equity-Income Service Class 2            51,895    (11,865)     40,030
Fidelity VIP Growth                                   34,183    (60,580)    (26,397)
Fidelity VIP Growth Service Class 2                   66,194     (9,646)     56,549
Fidelity VIP Growth Opportunities                        947    (17,213)    (16,266)
Fidelity VIP Growth Opportunities Service Class 2         15     (4,596)     (4,581)
Fidelity VIP Overseas                              1,723,366 (1,923,053)   (199,687)
Fidelity VIP Overseas Service Class 2                 65,766   (237,540)   (171,774)
FTVIPT Franklin Small Cap Class 2                    119,075    (32,760)     86,315
FTVIPT Franklin Mutual Shares Securities Class 2      13,590   (161,602)   (148,012)
FTVIPT Templeton Foreign Securities Class 2        1,398,835 (1,657,310)   (258,476)
FTVIPT Templeton Growth Securities Class 2           110,221     (8,725)    101,496
Janus Aspen Series Balanced Service Shares            45,838     (5,228)     40,610
Janus Aspen Series Mid Cap Growth Service Shares      13,259     (2,707)     10,552
Janus Aspen Series Worldwide Growth Service Shares    21,795    (20,949)        846
Liberty VIT Newport Tiger                              3,023    (30,275)    (27,252)
Lincoln VIPT Aggressive Growth                         2,669         --       2,669
Lincoln VIPT Aggressive Growth Service Class           1,153        (42)      1,111
Lincoln VIPT Bond                                    847,772   (531,618)    316,154
Lincoln VIPT Bond Service Class                      188,367     (9,021)    179,346
Lincoln VIPT Capital Appreciation                      7,380         (9)      7,371
Lincoln VIPT Capital Apprec Service Class             10,404        (51)     10,353
Lincoln VIPT Global Asset Allocation                   1,644         --       1,644
Lincoln VIPT Global Asset Allocation Service Class     1,834        (75)      1,759
Lincoln VIPT International                            37,212    (13,881)     23,331
Lincoln VIPT International Service Class              28,764       (382)     28,382

Lincoln New York Account N Variable Annuities

6. Changes in Units Outstanding

                                             Units     Units       Net Increase
 Subaccount                                  Issued    Redeemed    (Decrease)
 ------------------------------------------------------------------------------
 Lincoln VIPT Money Market                   4,912,005 (5,127,953)   (215,948)
 Lincoln VIPT Money Market Service Class       154,839    (41,089)    113,751
 Lincoln VIPT Social Awareness                  38,729     (7,334)     31,395
 Lincoln VIPT Social Awareness Service Class    17,870         --      17,870
 MFS VIT Capital Opportunities Service Class    10,344     (2,225)      8,118
 MFS VIT Emerging Growth                        12,316    (17,249)     (4,933)
 MFS VIT Emerging Growth Service Class          13,469     (2,358)     11,111
 MFS VIT Research                                4,615    (83,532)    (78,917)
 MFS VIT Research Service Class                    102     (6,894)     (6,792)
 MFS VIT Total Return                           45,810   (180,754)   (134,944)
 MFS VIT Total Return Service Class            242,213    (27,758)    214,455
 MFS VIT Utilities                              16,717    (12,296)      4,421
 MFS VIT Utilities Service Class                30,306     (5,761)     24,546
 NB AMT Mid-Cap Growth                         108,739     (2,874)    105,865
 NB AMT Regency                                 28,674     (4,749)     23,925
 Putnam VT Growth & Income Class IB              7,249         --       7,249
 Putnam VT Health Sciences Class IB             17,062    (10,484)      6,578
 Scudder VIT EAFE Equity Index                  18,036    (11,196)      6,840
 Scudder VIT EAFE Equity Index Service Class     6,977        (28)      6,949
 Scudder VIT Equity 500 Index                  495,526   (270,152)    225,373
 Scudder VIT Equity 500 Index Service Class     32,275        (63)     32,212
 Scudder VIT Small Cap Index                    31,513     (1,068)     30,445
 Scudder VIT Small Cap Index Service Class       2,344         --       2,344

Lincoln New York Account N Variable Annuities

6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                                           Units        Net Increase
                                                              Units Issued Redeemed     (Decrease)
----------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                 37,371      (34,712)      2,659
AIM V.I. Growth Fund                                               70,150      (43,428)     26,722
AIM V.I. Growth Class II Fund                                       8,680       (7,208)      1,472
AIM V.I. International Growth Fund                             11,282,251  (10,846,589)    435,662
AIM V.I. International Growth Class II Fund                         5,913       (1,835)      4,078
AIM V.I. Premier Equity Fund                                      144,578     (114,825)     29,753
AIM V.I. Premier Equity Class II Fund                               5,346       (1,609)      3,737
AVPSF Growth Class B Fund                                          28,764       (8,948)     19,816
AVPSF Growth and Income Class B Fund                              211,186      (97,224)    113,962
AVPSF Premier Growth Class B Fund                                 161,288      (83,369)     77,919
AVPSF Small Cap Value Class B Fund                                 16,284       (1,468)     14,816
AVPSF Technology Class B Fund                                      44,610      (58,048)    (13,438)
AFIS Global Small Cap Class 2 Fund                              4,916,531   (4,582,636)    333,895
AFIS Growth Class 2 Fund                                          515,659     (113,762)    401,897
AFIS Growth-Income Class 2 Fund                                   533,888     (169,184)    364,704
AFIS International Class 2 Fund                                 7,482,770   (7,215,409)    267,361
Delaware VIP Emerging Markets Series                               10,547       (1,928)      8,619
Delaware VIP Emerging Markets Service Class Series                  2,822         (500)      2,322
Delaware VIP High Yield Series                                    155,510      (85,986)     69,524
Delaware VIP High Yield Service Class Series                       45,759      (26,937)     18,822
Delaware VIP Large Cap Value Series                                22,909      (11,342)     11,567
Delaware VIP Large Cap Value Service Class Series                   4,452       (1,785)      2,667
Delaware VIP REIT Series                                           78,607      (12,164)     66,443
Delaware VIP REIT Service Class Series                             37,071       (7,294)     29,777
Delaware VIP Select Growth Series                                  37,925      (67,133)    (29,208)
Delaware VIP Select Growth Service Class Series                     2,028       (1,491)        537
Delaware VIP Small Cap Value Series                               112,488      (48,943)     63,545
Delaware VIP Small Cap Service Class Series                        30,513       (6,362)     24,151
Delaware VIP Social Awareness Series                                3,375         (838)      2,537
Delaware VIP Social Awareness Service Class Series                  4,474       (2,144)      2,330
Delaware VIP Trend Series                                         144,397      (58,022)     86,375
Delaware VIP Trend Service Class Series                            44,191      (20,139)     24,052
Delaware VIP U.S. Growth Service Class Series                       1,016         (600)        416
Fidelity VIP Contrafund Service Class 2 Portfolio                  12,121         (619)     11,502
Fidelity VIP Equity Income Portfolio                              118,332      (30,193)     88,139
Fidelity VIP Equity Income Service Class 2 Portfolio               35,318       (3,015)     32,303
Fidelity VIP Growth Portfolio                                      67,406      (55,915)     11,491
Fidelity VIP Growth Service Class 2 Portfolio                       9,763       (7,343)      2,420
Fidelity VIP Growth Opportunities Portfolio                         6,559       (6,175)        384
Fidelity VIP Growth Opportunities Service Class 2 Portfolio         1,641       (1,268)        373
Fidelity VIP Overseas Portfolio                                 3,900,356   (3,693,085)    207,271
Fidelity VIP Overseas Service Class 2 Portfolio                 6,375,777   (6,178,701)    197,076
Janus Aspen Series Aggressive Growth Service Shares Portfolio       1,211         (600)        611
Janus Aspen Series Balanced Service Shares Portfolio                8,716         (600)      8,116
Janus Aspen Series Worldwide Growth Service Shares Portfolio          188         (600)       (412)
Liberty Colonial Newport Tiger Fund                                15,126       (4,308)     10,818
LN Aggressive Growth Fund                                              --         (600)       (600)
LN Bond Fund                                                      848,445     (152,997)    695,448
LN Capital Appreciation Fund                                        3,586         (600)      2,986
LN Global Asset Allocation Fund                                        24         (594)       (570)
LN International Fund                                                 752         (600)        152
LN Money Market Fund                                           26,986,396  (27,629,642)   (643,246)
LN Social Awareness Fund                                               --         (595)       (595)
MFS Capital Opportunities Service Class Series                        478         (608)       (130)
MFS Emerging Growth Series                                        676,068     (668,637)      7,431
MFS Emerging Growth Service Class Series                            1,548       (1,227)        321
MFS Research Series                                                21,611      (18,875)      2,736
MFS Research Service Class Series                                   1,054       (1,387)       (333)
MFS Total Return Series                                           298,339      (63,856)    234,483
MFS Total Return Service Class Series                              83,657       (8,404)     75,253

Lincoln New York Account N Variable Annuities

                                               Units     Units       Net Increase
                                               Issued    Redeemed    (Decrease)
---------------------------------------------------------------------------------
MFS Utilities Series                              76,824    (91,729)   (14,905)
MFS Utilities Service Class Series                18,603     (7,378)    11,225
NB AMT Mid-Cap Growth Portfolio                    9,770     (2,016)     7,754
NB AMT Regency Portfolio                             102       (600)      (498)
Putnam VT Growth and Income Class IB Fund            928       (600)       328
Putnam VT Health Sciences Class IB Fund            7,322       (600)     6,722
Scudder VIT EAFE Equity Index Fund                 1,054       (600)       454
Scudder VIT Equity 500 Index Fund                244,963   (181,729)    63,234
Scudder VIT Small Cap Index Fund                   9,343       (600)     8,743
Franklin Mutual Shares Securities Class 2 Fund   133,002    (65,267)    67,735
Franklin Small Cap Class 2 Fund                  118,741    (30,636)    88,105
Templeton Foreign Securities Class 2 Fund      7,409,899 (7,218,573)   191,326
Templeton Growth Securities Class 2 Fund          17,689     (2,963)    14,726

Lincoln New York Account N Variable Annuities

7. New Investment Funds and Fund Name Changes
During 2002, the Deutsche Asset Management VIT Funds Trust (Deutsche VIT) family of funds changed its name to Scudder VIT Funds (Scudder VIT), the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIPT), the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP) and the Fidelity Variable Insurance Products Fund III (Fidelity VIP III) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP).

Also during 2002, the AIM V.I. International Equity Fund changed its name to the AIM V.I. International Growth Fund, the AIM V.I. International Equity Class II Fund changed its name to the AIM V.I. International Growth Class II Fund, the AIM V.I. Value Fund changed its name to the AIM V.I. Premier Equity Fund, the AIM V.I. Value Class II Fund changed its name to the AIM V.I. Premier Equity Class II Fund, the Delaware VIPT Growth and Income Series changed its name to the Delaware VIPT Large Cap Value Series, the Delaware VIPT Growth and Income Service Class Series changed its name to the Delaware VIPT Large Cap Value Service Class Series, the FTVIPT Templeton International Securities Class 2 Fund changed its name to the FTVIPT Templeton Foreign Securities Class 2 Fund and the Janus Aspen Series Aggressive Growth Portfolio Service Shares changed its name to the Janus Aspen Series Mid Cap Growth Portfolio Service Shares.

During 2003, the Lincoln VIPT Aggressive Growth Service Class Fund, the Lincoln VIPT Global Asset Allocation Service Class Fund, the Lincoln VIPT Capital Appreciation Service Class Fund, the Lincoln VIPT International Fund, the Lincoln VIPT Money Market Service Class Fund, the Lincoln VIPT Social Awareness Service Class Fund, the Lincoln VIPT Bond Service Class Fund, the Scudder VIT EAFE Equity Index Service Class Fund, the Scudder VIT Equity 500 Index Service Class Fund and the Scudder VIT Small Cap Index Service Class Fund became available as investment options for Variable Account contract owners. Accordingly, the 2003 statement of operations and statement of changes in the net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from commencement of operations to December 31, 2003.

8. Fund Closing

During 2003, the AIM V.I. Capital Appreciation Fund, the ABVPSF Growth Class B Fund, the Delaware VIPT Emerging Markets Series, the Delaware VIPT Emerging Markets Service Class Series, the Delaware VIPT Select Growth Series, the Delaware VIPT Select Growth Service Class Series, the Delaware VIPT Social Awareness Series, the Delaware VIPT Social Awareness Service Class Series, the Fidelity VIP Growth Opportunities Portfolio, the Fidelity Growth Opportunities Service Class Portfolio, the FTVIPT Franklin Mutual Shares Securities Class 2 Fund, the FTVIPT Templeton Foreign Securities Class 2 Fund, the Liberty VIT Newport Tiger Fund, the MFS VIT Research Series, the MFS VIT Research Service Class Series ceased to be available as investment options to Variable Account Contract owners.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statement of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account") (comprised of the following subaccounts: AIM Variable Insurance Funds ("AIM V.I.") Capital Appreciation, AIM V.I. Growth, AIM V.I. Growth Class II, AIM V.I. International Growth, AIM V.I. International Growth Class II, AIM V.I. Premier Equity, AIM V.I. Premier Equity Class II, AllianceBernstein Variable Products Series Fund ("ABVPSF") Growth and Income Class B, ABVPSF Growth Class B, ABVPSF Premier Growth Class B, ABVPSF Small Cap Value Class B, ABVPSF Technology Class B, American Funds Insurance Series ("American Funds") Global Small Capitalization Class 2, American Funds Growth Class 2, American Funds Growth-Income Class 2, American Funds International Class 2, Delaware VIP Trust ("Delaware VIPT") Emerging Markets, Delaware VIPT Emerging Markets Service Class, Delaware VIPT High Yield, Delaware VIPT High Yield Service Class, Delaware VIPT Large Cap Value, Delaware VIPT Large Cap Value Service Class, Delaware VIPT REIT, Delaware VIPT REIT Service Class, Delaware VIPT Select Growth, Delaware VIPT Select Growth Service Class, Delaware VIPT Small Cap Value, Delaware VIPT Small Cap Service Class, Delaware VIPT Social Awareness, Delaware VIPT Social Awareness Service Class, Delaware VIPT Trend, Delaware VIPT Trend Service Class, Delaware VIPT U.S. Growth Service Class, Fidelity Variable Insurance Products ("Fidelity VIP") Contrafund Service Class 2, Fidelity VIP Equity-Income, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth, Fidelity VIP Growth Service Class 2, Fidelity VIP Growth Opportunities, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Overseas, Fidelity VIP Overseas Service Class 2, Franklin Templeton Variable Insurance Products Trust ("FTVIPT") Franklin Small Cap Class 2, FTVIPT Franklin Mutual Shares Securities Class 2, FTVIPT Templeton Foreign Securities Class 2, FTVIPT Templeton Growth Securities Class 2, Janus Aspen Series Balanced Service Class, Janus Aspen Series Mid Cap Growth Service Class, Janus Aspen Series Worldwide Growth Service Class, Liberty Variable Insurance Products Newport Tiger, Lincoln Variable Insurance Products Trust ("Lincoln VIPT") Aggressive Growth, Lincoln VIPT Aggressive Growth Service Class, Lincoln VIPT Bond, Lincoln VIPT Bond Service Class, Lincoln VIPT Capital Appreciation, Lincoln VIPT Capital Appreciation Service Class, Lincoln VIPT Global Asset Allocation, Lincoln VIPT Global Asset Allocation Service Class, Lincoln VIPT International, Lincoln VIPT International Service Class, Lincoln VIPT Money Market, Lincoln VIPT Money Market Service Class, Lincoln VIPT Social Awareness, Lincoln VIPT Social Awareness Service Class, MFS Variable Insurance Trust ("MFS VIT") Capital Opportunities Service Class, MFS VIT Emerging Growth, MFS VIT Emerging Growth Service Class, MFS VIT Research, MFS VIT Research Service Class, MFS VIT Total Return, MFS VIT Total Return Service Class, MFS VIT Utilities, MFS VIT Utilities Service Class, Neuberger Berman Advisers Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Regency, Putnam Variable Trust ("Putnam VT") Growth & Income Class IB, Putnam VT Health Sciences Class IB, Scudder VIT Funds ("Scudder VIT") EAFE Equity Index, Scudder VIT EAFE Equity Index Service Class, Scudder VIT Equity 500 Index, Scudder VIT Equity 500 Index Service Class, Scudder VIT Small Cap Index, and Scudder VIT Small Cap Index Service Class) as of December 31, 2003, the related statement of operations for the year or period then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln New York Account N for Variable Annuities at December 31, 2003, the results of their operations for the year then ended, and changes in their net assets for each of the respective two years or periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2004

                  Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Balance Sheets

                                                                       December 31
                                                                     2003       2002*
                                                                  ----------  ----------
                                                                      (000s omitted)
                                                                  ----------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2003 -- $1,908,926; 2002 -- $1,783,219)  $2,019,991  $1,886,128
------------------------------------------------------------------
   Equity (cost: 2003 -- $2,515; 2002 -- $0)                           2,607          --
------------------------------------------------------------------
 Mortgage loans on real estate                                       145,784     121,726
------------------------------------------------------------------
 Policy loans                                                        161,605     161,886
------------------------------------------------------------------
 Derivative instruments                                                   --         452
------------------------------------------------------------------
 Other investments                                                       258         275
                                                                  ----------  ----------
------------------------------------------------------------------
Total Investments                                                  2,330,245   2,170,467
------------------------------------------------------------------
Cash and invested cash                                                36,373      15,244
------------------------------------------------------------------
Property and equipment                                                   494         450
------------------------------------------------------------------
Deferred acquisition costs                                            57,424      42,887
------------------------------------------------------------------
Premiums and fees receivable                                             539       2,249
------------------------------------------------------------------
Accrued investment income                                             30,232      31,086
------------------------------------------------------------------
Assets held in separate accounts                                     523,728     342,812
------------------------------------------------------------------
Amounts recoverable from reinsurers                                   73,198      72,577
------------------------------------------------------------------
Goodwill                                                             109,512     109,512
------------------------------------------------------------------
Other intangible assets                                              144,301     156,349
------------------------------------------------------------------
Other assets                                                          23,678      31,346
                                                                  ----------  ----------
------------------------------------------------------------------
Total Assets                                                      $3,329,724  $2,974,979
                                                                  ==========  ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                              $1,099,848  $1,053,737
------------------------------------------------------------------
 Contractholder funds                                              1,042,574     982,116
------------------------------------------------------------------
 Liabilities related to separate accounts                            523,728     342,812
                                                                  ----------  ----------
------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                2,666,150   2,378,665
------------------------------------------------------------------
Federal income taxes                                                  42,127      21,330
------------------------------------------------------------------
Other liabilities                                                     66,849      49,923
                                                                  ----------  ----------
------------------------------------------------------------------
Total Liabilities                                                  2,775,126   2,449,918
------------------------------------------------------------------
Shareholder's Equity:
Common stock, $100 par value:
 Authorized, issued and outstanding shares -- 20,000
 (owned by The Lincoln National Life Insurance Company)                2,000       2,000
                                                                  ----------  ----------
------------------------------------------------------------------
Retained earnings                                                    512,783     483,219
------------------------------------------------------------------
Accumulated other comprehensive income:
 Net unrealized gain on securities available-for-sale                 39,820      39,842
------------------------------------------------------------------
 Minimum pension liability adjustment                                     (5)         --
                                                                  ----------  ----------
------------------------------------------------------------------
Total accumulated other comprehensive Income                          39,815      39,842
                                                                  ----------  ----------
------------------------------------------------------------------
Total Shareholder's Equity                                           554,598     525,061
                                                                  ----------  ----------
------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                        $3,329,724  $2,974,979
----------------------------------------------------------------  ==========  ==========


* As Adjusted -- See Note 2.

See notes to the financial statements on pages 6-25.

Lincoln Life & Annuity Company of New York

Statements of Income

                                                                                  Year Ended December 31
                                                                                 2003      2002*     2001*
                                                                               --------  --------  --------
                                                                                      (000s omitted)
                                                                               ----------------------------
Revenue:
Insurance premiums                                                             $ 12,392  $ 13,185  $ 16,563
-------------------------------------------------------------------------------
Insurance fees                                                                   64,087    59,664    56,887
-------------------------------------------------------------------------------
Net investment income                                                           136,654   134,938   134,828
-------------------------------------------------------------------------------
Realized gain (loss) on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts)                            7,145   (11,308)   (4,573)
-------------------------------------------------------------------------------
Other revenue and fees                                                            2,741       663       261
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Revenue                                                                   223,019   197,142   203,966
-------------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                        123,230   118,552   122,494
-------------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                          55,968    48,210    50,334
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Total Benefits and Expenses                                                     179,198   166,762   172,828
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Income before Federal Income Taxes and Cumulative Effect of Accounting Changes   43,821    30,380    31,138

-------------------------------------------------------------------------------
Federal income taxes                                                             14,286    10,291    11,171
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                            29,535    20,089    19,967
-------------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income tax benefit)        (232)       --    (1,087)
                                                                               --------  --------  --------
-------------------------------------------------------------------------------
Net Income                                                                     $ 29,303  $ 20,089  $ 18,880
------------------------------------------------------------------------------ ========  ========  ========




* As Adjusted -- See Note 2.

See notes to the financial statements on pages 6-25.

Lincoln Life & Annuity Company of New York

Statements of Shareholder's Equity

                                                                                         Year Ended December 31
                                                                                        2003      2002*     2001*
                                                                                      --------  --------  --------
                                                                                             (000s omitted)
                                                                                      ----------------------------
Common Stock
Balance at beginning and end-of-year                                                  $  2,000  $  2,000  $  2,000
--------------------------------------------------------------------------------------

Retained Earnings
Balance at beginning-of-year                                                           483,219   463,099   444,166
--------------------------------------------------------------------------------------
Comprehensive income                                                                    29,276    53,885    36,060
--------------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of income tax):
 Net unrealized gain (loss) on securities available-for-sale (net of reclassification
   adjustment)                                                                             (22)   33,796    17,218
--------------------------------------------------------------------------------------
 Net unrealized loss on derivative instruments                                              --        --       (38)
--------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                       (5)       --        --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Net Income                                                                              29,303    20,089    18,880
--------------------------------------------------------------------------------------
Stock compensation/issued for benefit plans                                                261        31        53
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                 512,783   483,219   463,099
--------------------------------------------------------------------------------------

Net Unrealized Gain (Loss) on Securities Available-for-Sale
Balance at beginning of year                                                            39,842     6,046   (11,172)
--------------------------------------------------------------------------------------
Change during period                                                                       (22)   33,796    17,218
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                  39,820    39,842     6,046
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------

Minimum Pension Liability Adjustment
Balance at beginning of year                                                                --        --        --
--------------------------------------------------------------------------------------
Change during period                                                                        (5)       --        --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                      (5)       --        --
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------

Net Unrealized Loss on Derivative Instruments
Balance at beginning of year                                                                --       (38)       --
--------------------------------------------------------------------------------------
Cumulative effect of accounting change                                                      --        --       114
--------------------------------------------------------------------------------------
Change during period                                                                        --        38      (152)
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Balance at End-of-Year                                                                      --        --       (38)
                                                                                      --------  --------  --------
--------------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                             $554,598  $525,061  $471,107
------------------------------------------------------------------------------------- ========  ========  ========


*As Adjusted -- See Note 2.

See notes to the financial statements on pages 6-25.

Lincoln Life & Annuity Company of New York

Statements of Cash Flows

                                                                                       Year Ended December 31
                                                                                     2003      2002*      2001*
                                                                                  ---------  ---------  ---------
                                                                                           (000s omitted)
                                                                                  -------------------------------
Cash Flows from Operating Activities:
Net income                                                                        $  29,303  $  20,089  $  18,880
----------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
----------------------------------------------------------------------------------
 Deferred acquisition costs                                                         (26,459)   (29,152)   (18,049)
----------------------------------------------------------------------------------
 Premiums and fees receivable                                                         1,711        972        123
----------------------------------------------------------------------------------
 Accrued investment income                                                              854      2,004     (3,152)
----------------------------------------------------------------------------------
 Policy liabilities and accruals                                                    (34,001)   (35,796)   (49,308)
----------------------------------------------------------------------------------
 Contractholder funds                                                                48,472     49,611     40,529
----------------------------------------------------------------------------------
 Amounts recoverable from reinsurers                                                   (621)       186     14,849
----------------------------------------------------------------------------------
 Federal income taxes                                                                20,716      7,491     12,778
----------------------------------------------------------------------------------
 Other liabilities -- operating                                                      (6,109)     2,049     (1,470)
----------------------------------------------------------------------------------
 Provisions for depreciation                                                             77        (78)      (243)
----------------------------------------------------------------------------------
 Goodwill                                                                                --         --      3,024
----------------------------------------------------------------------------------
 Other intangibles amortization                                                      12,048     13,030      9,437
----------------------------------------------------------------------------------
 Realized loss on investments and derivative investments                              2,542     11,308      4,573
----------------------------------------------------------------------------------
 Other                                                                               34,997      9,042     (1,730)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Adjustments                                                                      54,227     30,667     11,361
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                            83,530     50,756     30,241
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                                         (595,799)  (502,822)  (302,738)
----------------------------------------------------------------------------------
 Sales                                                                              279,218    180,443    119,957
----------------------------------------------------------------------------------
 Maturities                                                                         177,687    127,618    108,188
----------------------------------------------------------------------------------
Purchase of other investments                                                       (56,209)   (36,677)   (50,979)
----------------------------------------------------------------------------------
Sale or maturity of other investments                                                32,398     81,465     82,731
----------------------------------------------------------------------------------
Property and equipment purchases                                                       (209)      (158)    (1,460)
----------------------------------------------------------------------------------
Property and equipment sales                                                             89        445      5,493
----------------------------------------------------------------------------------
Increase (decrease) in other liabilities-nonoperating                                 1,151     (3,814)   (10,402)
----------------------------------------------------------------------------------
(Increase) decrease in other assets-nonoperating                                    (12,102)   (14,340)     2,406
----------------------------------------------------------------------------------
Other                                                                                20,076       (185)     5,444
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                              (153,700)  (168,025)   (41,360)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------

Cash Flows from Financing Activities:
Universal life and investment contract deposits                                     284,899    277,633    196,045
----------------------------------------------------------------------------------
Universal life and investment contract withdrawals                                 (193,600)  (160,824)  (215,621)
----------------------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                                  --         53         --
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Cash Provided by (used in) Financing Activities                                  91,299    116,862    (19,576)
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Net Increase (Decrease) in Cash and Invested Cash                                    21,129       (407)   (30,695)
----------------------------------------------------------------------------------
Cash and Invested Cash at Beginning of Year                                          15,244     15,651     46,346
                                                                                  ---------  ---------  ---------
----------------------------------------------------------------------------------
Cash and Invested Cash at end of Year                                             $  36,373  $  15,244  $  15,651
--------------------------------------------------------------------------------- =========  =========  =========

* As Adjusted--See Note 2

See notes to the financial statements on pages 6-25.

Lincoln Life & Annuity Company of New York

Notes to Financial Statements
December 31, 2003

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
Lincoln Life & Annuity Company of New York (the "Company") is a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), which is a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized in 1996, under the laws of the State of New York as a life insurance company and received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the State of New York.

The Company's principal business consists of underwriting annuities and life insurance contracts sold through multiple distribution channels. The Company conducts business only in the State of New York.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results will differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
The Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2003, the Company had no derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. The Company had no derivative instruments that are economic hedges, but are not designated as hedging instruments under FAS 133. Finally, the Company did not have derivative instruments that were designated as hedges of a net investment in a foreign operation. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change. This treatment of gain (loss) is consistent with the treatment of derivatives prior to adoption of FAS 133.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance and variable universal life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender

Lincoln Life & Annuity Company of New York charges that have been assessed and earned against policy account balances. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises For Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment income, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies).

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in the Company's general account during 2001 through 2003 ranged from 4.00% to 7.00%. For traditional life, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets.
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions.
Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment products acquired, and over the premium paying period for traditional insurance products acquired. Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangibles assets were reviewed periodically for indicators of impairment in value that were other than temporary, including unexpected or adverse changes in the

Lincoln Life & Annuity Company of New York following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money.

With respect to its insurance and investment contract liabilities, the Company continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance.
The Company enters into reinsurance agreements with other companies in the normal course of their business. All reinsurance agreements are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits.
The Company accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, the Company implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

The Company adopted the retroactive restatement method under FAS148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
The Company has elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Prior to 2002, the Company's federal income tax return was not consolidated with any other entity.

Reclassifications:
Certain amounts reported in prior years' financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
2. Changes in Accounting Principles


Accounting for Stock-Based Compensation -- Transition and Disclosure.
Effective January 1, 2003, the Company adopted the fair value recognition method of accounting for stock-based compensation under FAS 123 for stock options on LNC stock granted to employees. The Company adopted the retroactive restatement method under FAS 148 which requires restating all prior periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. Prior to January 1, 2003, the Company accounted for stock options on LNC stock granted to its employees using the intrinsic value method of accounting under the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and related Interpretations. No stock-based compensation cost for stock options was reflected in previously reported results.

The effect of the accounting change on net income and retained earnings for 2002 and 2001 is as follows:

                                                    2002     2001
                                                  -------- --------
                                                    (in thousands)
                                                  -----------------
            Net income as previously reported.... $ 20,079 $ 18,937
            Adjustment for effect of change in
             accounting principle that is applied
             retroactively, net of tax effects...       10      (57)
                                                  -------- --------
            Net income as adjusted............... $ 20,089 $ 18,880
                                                  ======== ========
            Retained earnings at December 31,
            Retained earnings as previously
             reported............................ $483,135 $463,056
            Cumulative adjustment for effect of
             change in accounting principle that
             is applied retroactively, net of tax
             effects.............................       84       43
                                                  -------- --------
            Retained earnings as adjusted........ $483,219 $463,099
                                                  ======== ========

Although the Company did not recognize compensation expense for stock options under the intrinsic value method of accounting in accordance with APB 25, a tax benefit was recognized in additional paid-in capital for stock options that were exercised through December 31, 2002. Because the Company elected not to restate periods prior to 2000 in the adoption of FAS 123, the tax benefit for options granted after December 31, 1994 and exercised prior to January 1, 2000 had to be determined under the fair value method and then compared to the tax benefit that was previously recorded in retained earnings upon exercise. As of January 1, 2000, a tax benefit was calculated under the fair value method for outstanding stock options granted after December 31, 1994 that vested prior to January 1, 2000. An adjustment of less than $0.1 million was made to increase retained earnings and the deferred tax asset as of January 1, 2000 for the adoption of FAS 123.

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. The Company adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See
Note 11 for information on Restructuring charges.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, the Company implemented FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The effective date for implementation of DIG B36 for the Company was the October 1, 2003 start date of the fourth quarter. The Company recorded a charge to net income through a cumulative effect of accounting change of $0.4 million ($0.2 million after-tax) representing the fair value of the embedded derivative related to certain Modco arrangements.

In conjunction with recording the above charge, the Company also recorded a corresponding increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

During the fourth quarter of 2003 and going forward, changes in the fair value of the embedded derivative, as measured by the change in the fair value of the available-for-sale securities supporting the arrangements, flow through net income. For the quarter ended December 31, 2003, the effect of the new mark-to-market adjustment was to increase net income by less than $0.1 million. Equity was unchanged as the reduction in net income was offset by a corresponding increase in Other Comprehensive Income.

Statement of Accounting Position 03-1.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional

Lincoln Life & Annuity Company of New York

Long-Duration Contracts and for Separate Accounts" ("the SOP"). The Company will adopt the SOP as of January 1, 2004.

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts.

GMDB Reserves. Although there was no method prescribed under generally accepted accounting principles for GMDB reserving until the issuance of the SOP, the Lincoln Retirement segment has been recording a reserve for GMDB's. At December 31, 2003 the Company's GMDB reserve was $0.3 million. Based upon a comparison of the requirements of the SOP to the Company's established practice of reserving for GMDB, the adoption of the GMDB reserving methodology under the SOP is not expected to have a material effect on the Company's financial statements.

Sales Inducements. The Lincoln Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. The Company also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization will be computed using the same methodology and assumptions used in amortizing DAC.

The Company currently defers bonus credits as part of the DAC asset and reports the amortization of bonus credits as part of DAC amortization. Upon adoption of the SOP, the Company will reclassify bonus credits from DAC to deferred sales inducements on its balance sheet and report deferred sales inducement amortization as part of benefit expense. Prior period balance sheet and income statement line item presentation will be reclassified to conform to the new basis of presentation.

The Company currently reports excess DCA interest as benefit expense when the excess interest is earned under the contract. Upon adoption of the SOP, the Company will begin deferring excess DCA interest as deferred sales inducements and amortizing these deferred sales inducements as benefit expense over the expected life of the contract. Amortization will be calculated using the same methodology and assumptions used in amortizing DAC. While over the long run the same amount of excess DCA interest expense will emerge under the SOP as under the Company's current accounting method, because of the prospective treatment of new deferred sales inducements, the Company expects earnings to be slightly higher under the SOP, relative to LNC's current approach, for near term financial reporting periods. For instance, had the rules for excess DCA interest expense under the SOP been in effect for 2003, the Company estimates that the increase in earnings were immaterial. The actual effect on the Company's results in future periods will depend upon the volume of business written with excess DCA interest.

Separate Accounts. The Company's current accounting is consistent with the provisions of the SOP relating to the reporting and measuring of separate account product assets and liabilities as general account assets and liabilities when specific criteria are not met, as well as for the reporting and measuring seed money in separate accounts as general account assets, and for recognizing contractholder liabilities. The adoption of these provisions of the SOP are expected to have no effect on the Company's financial statements.

Universal Life Contracts. The Life Insurance segment offers individual and survivor-life universal life insurance products that provide a secondary guarantee to the contract holder, commonly referred to as a no-lapse guarantee. This feature permits a policy that would normally terminate, if the net cash value were to fall below zero, to remain in force as long as the conditions of the no-lapse provision are met. The Company's analysis of this benefit indicates that this feature should be considered insignificant, as newly defined by the SOP. In general, the Company does not expect to record an additional liability for its current secondary guarantee offerings. However, in the event that an additional liability is required under the SOP for certain of the Company's current secondary guarantee features, the Company would not expect the adoption of the SOP to have a material effect on its financial statements.

The Company understands that throughout the life insurance industry a wide variety of interpretations and approaches to the application of the SOP to fixed and variable universal life contracts have recently begun to emerge. Industry-wide concern over this inconsistency in interpretation has become so great that on February 18, 2004 the American Council of Life Insurers ("ACLI") submitted a letter on behalf of the industry to the Chairman of AcSEC, requesting a delay of the effective date for the SOP, as it applies to universal life insurance, until such time that guidance for these implementation matters can be made available. If AcSEC decides to address these industry-wide concerns and issue new guidance, the Company's current estimates of the expected effects of the adoption of the SOP could change.

Other Products and Riders. The Company continues to review the features and characteristics of other products and riders offered within its Retirement and Life Insurance segments, and to evaluate the potential applicability of the SOP to these other products and riders. With respect to the other products and riders that are the subject of this ongoing review, the Company does not currently expect that the adoption of the SOP should have a material effect on the Company's financial statements.

Accounting for Business Combinations and Goodwill and Other Intangible Assets. The Company adopted Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142")

Lincoln Life & Annuity Company of New York on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the balance sheet, the Company did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, the Company completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A discounted cash flow model was used to assess the goodwill of the reporting units within the Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that the Company does not have impaired goodwill. In accordance with FAS 142, LNY has chosen October 1 as its annual review date. As such, the Company performed annual valuation reviews during the fourth quarter of 2003 and 2002. The results of the tests performed as of October 1, 2003 and 2002 indicate that the Company does not have impaired goodwill.

The reconciliation of reported net income to adjusted net income is as follows:

                                                      Year Ended
                                                   December 31, 2001
                                                   -----------------
                                                     (in millions)
                                                   -----------------
           Reported Net Income....................       $18.9
           Add back: Goodwill Amortization (after-
            tax)..................................         3.0
                                                         -----
           Adjusted Net Income....................       $21.9
                                                         =====

Accounting for Derivative Instruments and Hedging Activities.
The Company adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that the Company recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $0.1 million after-tax ($0.2 million pre-tax) recorded in net income, and a net gain of $0.1 million after-tax ($0.2 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $0.1 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $0.1 million were amortized and netted against the transition gain recorded in OCI. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets.
On April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which the Company determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, the Company recognized a net realized loss on investments of $1.0 million after-tax ($2.2 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $0.7 million were restored and netted against net realized loss on investments.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost Gains  Losses  Fair Value
                                             -------------- ------ ------  ----------
                                                          (in millions)
                                             ----------------------------------------
December 31, 2003:
  Corporate bonds...........................    $1,491.1... $ 98.0 $ (9.2)  $1,579.9.
  U.S. Government bonds.....................        17.1...    1.2   (0.1)      18.2.
  Foreign government bonds..................        17.5...    2.2   (0.1)      19.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........        32.4...    1.7   (0.1)      34.0.
    Collateralized mortgage obligations.....       148.7...    3.4   (0.2)     151.9.
    Commercial mortgage backed securities...       166.7...   12.6   (0.6)     178.7.
    Other asset-backed securities...........        15.6...    0.6      --      16.2.
  State and municipal bonds.................        17.2...    1.2      --      18.4.
  Redeemable preferred stocks...............         2.6...    0.5      --       3.1.
                                                --------    ------ ------   --------
Total fixed maturity securities.............     1,908.9...  121.4  (10.3)   2,020.0.
Equity securities...........................         2.5...    0.1      --       2.6.
                                                --------    ------ ------   --------
Total.......................................    $1,911.4... $121.5 $(10.3)  $2,022.6.
                                                ========    ====== ======   ========
December 31, 2002:
  Corporate bonds...........................    $1,436.4... $104.5 $(28.0)  $1,512.9.
  U.S. Government bonds.....................        16.1...    1.4   (0.3)      17.2.
  Foreign government bonds..................        18.8...    2.4   (0.6)      20.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........        43.7...    3.1      --      46.8.
    Collateralized mortgage obligations.....        93.6...    5.0      --      98.6.
    Commercial mortgage backed securities...       141.2...   13.5      --     154.7.
    Other asset-backed securities...........        17.0...    0.8   (0.1)      17.7.
  State and municipal bonds.................        16.4...    1.2      --      17.6.
  Redeemable preferred stocks...............          --...     --      --        --.
                                                --------    ------ ------   --------
Total fixed maturity securities.............     1,783.2...  131.9  (29.0)   1,886.1.
Equity securities...........................          --...     --      --        --.
                                                --------    ------ ------   --------
Total.......................................    $1,783.2... $131.9 $(29.0)  $1,886.1.
                                                ========    ====== ======   ========

Lincoln Life & Annuity Company of New York

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2003:
           Due in one year or less..........    $   39.9     $   41.0
           Due after one year through five
            years...........................       471.5        502.5
           Due after five years through ten
            years...........................       574.8        610.6
           Due after ten years..............       459.3        485.1
                                                --------     --------
           Subtotal.........................     1,545.5      1,639.2
           Asset and mortgage-backed
            securities......................       363.4        380.8
                                                --------     --------
           Total............................    $1,908.9     $2,020.0
                                                ========     ========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset and mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2003:
               Below 6%........  $102.0       $102.1       $103.1
               6%-7%...........   115.1        115.4        120.3
               7%-8%...........   101.8        103.2        109.8
               Above 8%........    42.2         42.7         47.6
                                 ------       ------       ------
               Total...........  $361.1       $363.4       $380.8
                                 ======       ======       ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                        Fair Value  % of Total
                                        ----------  ----------
                                        (in millions except %)
                                        --------------------
                  December 31, 2003:
                    Treasuries and AAA.    $476.5      23.6%
                    AA.................     120.1       6.0
                    A..................     645.2      31.9
                    BBB................     693.2      34.3
                    BB.................      54.4       2.7
                    Less than BB.......      30.6       1.5
                                         --------     -----
                    Total..............  $2,020.0     100.0%
                                         ========     =====

The major categories of net investment income are as follows:

                                           Year Ended December 31
                                            2003    2002    2001
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
             Fixed maturity securities
              available-for-sale.......... $119.0  $115.2  $110.8
             Equity.......................    0.2      --      --
             Mortgage loans on real estate    9.7    10.8    13.7
             Policy loans.................    9.3     9.7    10.4
             Invested cash................    0.0     0.7     1.4
             Other investments............    0.6     0.1     0.1
                                           ------  ------  ------
             Investment revenue...........  138.8   136.5   136.4
             Investment expense...........   (2.1)   (1.6)   (1.6)
                                           ------  ------  ------
             Net investment income........ $136.7  $134.9  $134.8
                                           ======  ======  ======

The detail of the realized gain (loss) on investments and derivative instruments is as follows:

                                               Year Ended December 31
                                                2003    2002    2001
                                               ------  ------  ------
                                                    (in millions)
                                               ----------------------
          Fixed maturity securities available-
           for-sale:
            Gross gain........................ $ 24.3  $  4.1  $  2.8
            Gross loss........................  (12.2)  (21.6)  (13.6)
          Other investments...................    0.5    (0.4)   (0.2)
          Associated restoration
           (amortization) of deferred
           acquisition costs, provision for
           policyholder commitments and
           investment expenses................   (5.3)    6.4     6.5
                                               ------  ------  ------
          Total Realized gain (loss) on
           Investments........................    7.3   (11.5)   (4.5)
          Derivative Instruments net of
           associated amortization of
           deferred acquisition costs.........   (0.2)    0.2    (0.1)
                                               ------  ------  ------
          Total Realized gain (loss) on
           Investments and Derivative
           Instruments........................ $  7.1  $(11.3) $ (4.6)
                                               ======  ======  ======

Write-downs for other than temporary declines in fair value of fixed maturity securities and net changes in allowances for loss on mortgage loans, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                                   Year Ended December 31
                                                   2003    2002    2001
                                                   ----     -----  ----
                                                    (in millions)
                                                   ----------------------
              Fixed maturity securities available-
               for-sale........................... $7.8    $11.2   $7.8
              Mortgage loans on real estate.......  0.2      0.1    0.1
                                                    ----    -----   ----
              Total............................... $8.0    $11.3   $7.9
                                                    ====    =====   ====

Lincoln Life & Annuity Company of New York

The change in net unrealized gains (losses) on investments in fixed maturity securities available-for-sale is as follows:

                                             Year Ended December 31
                                             2003   2002    2001
                                             ----    -----   -----
                                              (in millions)
                                             ----------------------
                   Fixed maturity securities $8.2   $87.0   $38.9
                   Equity securities........  0.1     0.0     0.0
                                              ----   -----   -----
                                             $8.3   $87.0   $38.9
                                              ====   =====   =====

For total traded and private securities held by the Company at December 31, 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                         %               %
                                           %    Amor-  Amor-  Unreal- Unreal-
                                  Fair   Fair   tized  tized   ized    ized
                                  Value  Value  Cost   Cost    Loss    Loss
                                 ------- -----  ------ -----  ------- -------
                                                (in millions)
      2003
   (less or =)90 days........... $ 121.6  44.9% $122.9  43.8% $ (1.4)   13.6%
   (greater than)90 days but
    (less or =)180 days.........    72.5  26.8%   74.5  26.5%   (2.1)   20.4%
   (greater than)180 days but
    (less or =)270 days.........    25.6   9.5%   26.9   9.6%   (1.3)   12.6%
   (greater than)270 days but
    (less or =)1 year...........     2.5   0.9%    2.7   1.0%   (0.1)    1.0%
   (greater than) 1 year........    48.4  17.9%   53.8  19.1%   (5.4)   52.4%
                                 ------- -----  ------ -----  ------   -----
     Total......................  $270.6 100.0% $280.8 100.0% $(10.3)  100.0%
                                 ======= =====  ====== =====  ======   =====

The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by the Company in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline,
2) the Company's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 8 (Fair Value of Financial Instruments) to the financial statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet caption, "Property and Equipment," includes an allowance for depreciation of $0.3 million at both December 31, 2003 and 2002.

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                        December 31
                                                        2003   2002
                                                       -----  -----
                                                       (in millions)
                                                       ------------
           Impaired loans with allowance for losses... $ 2.7  $ 2.2
           Allowance for losses.......................  (0.4)  (0.2)
           Impaired loans with no allowance for losses    --     --
                                                       -----  -----
           Net impaired loans......................... $ 2.3  $ 2.0
                                                       =====  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                             Year Ended December 31
                                              2003     2002   2001
                                              -----   -----   ----
                                               (in millions)
                                             ----------------------
                Balance at beginning-of-year $ 0.2    $ 0.1   $ --
                Provisions for losses.......   0.3      0.2    0.1
                Releases due to principal
                 paydowns...................  (0.1)    (0.1)    --
                                              -----   -----   ----
                Balance at end-of-year...... $ 0.4    $ 0.2   $0.1
                                              =====   =====   ====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                Year Ended December 31
                                                2003    2002    2001
                                                ----    ----    ----
                                                (in millions)
                                                ----------------------
                 Average recorded investment in
                  impaired loans............... $2.1    $2.1    $1.0
                 Interest income recognized on
                  impaired loans...............  0.1     0.3     0.2

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2003 and 2002, the Company had no mortgage loans on non-accrual status. As of December 31, 2003 and 2002, LNL had no mortgage loans past due 90 days on which interest was still being accrued.

Lincoln Life & Annuity Company of New York

As of December 31, 2003, the Company had restructured mortgage loans of $1.5 million. The Company recorded $0.1 million of interest income on these restructured mortgage loans in 2003. Interest income in the amount of $0.1 million would have been recorded in 2003 on these mortgage loans according to their original terms. There were no restructured loans as of December 31, 2002. As of December 31, 2003 and 2002, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2003 the Company's investment commitments for fixed maturity securities (primarily private placements) and mortgage loans on real estate were $10.4 million. As of December 31, 2003 the Company had no standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $6.6 million and $0.4 million at December 31, 2003 and 2002, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
4. Federal Income Taxes

The Federal income tax expense is as follows:

                                        Year Ended December 31
                                         2003    2002   2001
                                         -----   -----  -----
                                          (in millions)
                                        ----------------------
                      Current.......... $(2.2)   $ 0.0  $ 0.4
                      Deferred.........  16.5     10.3   10.8
                                         -----   -----  -----
                      Total tax expense $14.3    $10.3  $11.2
                                         =====   =====  =====

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                               Year Ended December 31
                                                2003     2002   2001
                                               ------   -----  -----
                                                   (in millions)
                                               --------------------
            Tax rate times pre-tax income from
             continuing operations............ $ 15.3   $10.6  $10.9
            Effect of:
              Tax-preferred investment
               income.........................     --    (0.2)  (0.9)
              Goodwill amortization...........     --      --    1.1
              Other items.....................  (1.0)    (0.1)   0.1
                                               ------   -----  -----
            Provision for income taxes........ $ 14.3   $10.3  $11.2
                                               ======   =====  =====
            Effective tax rate................     33%     34%    36%

The Federal income tax liability is as follows:

                                                    December 31
                                                   2003    2002
                                                  ------  ------
                                                   (in millions)
                                                  --------------
               Current........................... $ (5.6) $ (2.1)
               Deferred..........................  (36.5)  (19.2)
                                                  ------  ------
               Total Federal income tax liability $(42.1) $(21.3)
                                                  ======  ======

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2003    2002
                                                   ------  ------
                                                    (in millions)
                                                   --------------
             Deferred tax assets:
               Insurance and investment contract
                liabilities....................... $ 55.0  $ 45.6
               Net operating loss carryforward....     --     4.4
               Capital loss carryforward..........    4.5    11.7
               Investment related.................    2.7     1.9
               Ceding commission asset............    3.3     3.7
               Compensation related...............    0.5     3.2
               Other..............................    0.1     2.5
                                                   ------  ------
             Total deferred tax assets............   66.1    73.0
             Deferred tax liabilities:
               Deferred acquisition costs.........    7.8     1.3
               Net unrealized gain on securities
                available-for-sale................   38.9    36.0
               Present value of business in-force.   50.5    54.7
               Other..............................    5.4     0.2
                                                   ------  ------
             Total deferred tax liabilities.......  102.6    92.2
                                                   ------  ------
             Net deferred tax liability........... $(36.5) $(19.2)
                                                   ======  ======

In 2002, the company was able to file as part of a consolidated Federal income tax filing with its common parent, LNC. Prior to 2002, tax laws required the Company to file its tax return on a stand alone basis. Net cash received from LNC for Federal income taxes in 2003 was $5.8 million due to the carry forward of pre-consolidation tax losses and carry back of 2002 tax losses. In 2002, the Company received a $1.3 million refund from the IRS for its 2001 tax return. Cash paid to the IRS for Federal income taxes in 2001 was $1.2 million.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2003 and 2002, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2003 and 2002.

At December 31, 2003, the Company had net capital loss carryforwards for Federal income tax purposes of $12.8 million that will expire in 2007. The net capital loss carryforwards can be used to offset capital gains of any affiliate in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, the Company believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The LNC consolidated return group has been identified by the Internal Revenue Service ("IRS") as a coordinated industry taxpayer requiring annual audits. The audits from tax years through 1995 have been completed and these years are closed. LNC and its affiliates are currently under audit by IRS for years 1996-2002. The Company does not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
5. Supplemental Financial Data

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                           Year Ended December 31
                                            2003    2002    2001
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
              Insurance assumed........... $  0.0  $  0.0  $  6.6
              Insurance ceded.............   32.2    28.0    28.6
                                           ------  ------  ------
              Net reinsurance premiums and
               fees....................... $(32.2) $(28.0) $(22.0)
                                           ======  ======  ======

The income statement caption, "Benefits," is net of reinsurance recoveries of $25.0 million; $21.5 million and $27.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

A reconciliation of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                    Year Ended December 31
                                                     2003       2002
                                                      -----      ------
                                                    (in millions)
                                                    ---------------------
             Balance at beginning-of-year.......... $42.9      $ 43.4
             Deferral..............................  36.2        31.9
             Amortization..........................  (9.7)       (8.8)
             Adjustment related to realized losses
              on securities available-for-sale.....  (4.5)        6.1
             Adjustment related to unrealized gains
              on securities available-for-sale.....  (7.5)      (29.8)
             Other.................................    --         0.1
                                                      -----      ------
             Balance at end-of-period.............. $57.4      $ 42.9
                                                      =====      ======

Realized losses on investments and derivative instruments on the Statements of Income for the year's-ended December 31, 2003, 2002 and 2001 are net of amounts restored (amortized) against deferred acquisition costs of $(4.5) million, $6.3 million and $5.4 million, respectively. In addition, realized gains and losses for the year ended December 31, 2003, 2002 and 2001 are net of adjustments made to policyholder reserves of $(0.5) million, $0.4 million and $1.4 million, respectively. The Company has either a contractual obligation or has a consistent historical practice of making allocations of investment gains and losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                               Year Ended December 31
                                                2003    2002    2001
                                               ------  ------  ------
                                                    (in millions)
                                               ----------------------
          Commissions......................... $ 21.4  $ 18.4  $ 14.2
          Other volume related expenses.......   20.9     6.9     4.2
          Operating and administrative
           expenses...........................   22.1    29.2    27.0
          Deferral of acquisition costs net of
           amortization.......................  (26.5)  (23.1)  (11.9)
          Restructuring charges...............    0.0     0.0     1.0
          Goodwill amortization...............    0.0     0.0     3.0
          Other intangibles amortization, net
           of unlocking.......................   12.0    13.0     9.4
          Other...............................    6.0     3.8     3.4
                                               ------  ------  ------
          Total............................... $ 55.9  $ 48.2  $ 50.3
                                               ======  ======  ======

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2003   2002
                         -                  -----  -----
                                            (in millions)
                                            -------------
                         Life insurance....  92.8   92.8
                         Lincoln Retirement  16.7   16.7
                                            -----  -----
                             Total......... 109.5  109.5
                                            =====  =====

A reconciliation of the present value of business in-force for the Company's acquired insurance business, (balance sheet caption "Other Intangible Assets") is as follows:

                                                  December 31
                                             2003    2002    2001
                                            ------  ------  ------
                                                 (in millions)
                                            ----------------------
            Balance at beginning-of-year... $156.3  $169.3  $178.7
            Unlocking and transfers........   (1.6)   (3.3)    1.4
            Interest accrued on unamortized
             balance (Interest rates range
             from 5% to 7%)................    7.0     9.2    10.3
            Amortization...................  (17.4)  (18.9)  (21.1)
                                            ------  ------  ------
                Balance at end-of-year      $144.3  $156.3  $169.3
                                            ======  ======  ======

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
5. Supplemental Financial Data (continued)


For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                          As of             As of
                                     December 31, 2003 December 31, 2002
                                     ----------------  ----------------
                                               Accumu-           Accumu-
                                      Gross     lated   Gross     lated
                                     Carrying  Amorti- Carrying  Amorti-
                                      Amount   zation   Amount   zation
                                     --------  ------- --------  -------
                                               (in millions)
                                     ---------------------------------
         Amortizable Intangible
          Assets:
           Present value of in-force
             Lincoln Retirement.....  $ 48.1    $17.8   $ 48.1    $16.0
             Life Insurance.........   167.3     53.3    167.3     43.1
                                      ------    -----   ------    -----
         Total......................  $215.4    $71.1   $215.4    $59.1
                                      ======    =====   ======    =====

Future estimated amortization of present value of in-force is as follows (in millions):

                     2004-$10.0 2005-$10.0      2006-$11.1
                     2007- 11.4 2008- 11.6 Thereafter-90.2

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                      December 31
                                                      2003    2002
            -                                       -------- ------
                                                     (in millions)
                                                    ---------------
            Premium deposit funds.................. $  988.6 $932.0
            Undistributed earnings on participating
             business..............................     10.8    9.8
            Other..................................     43.2   40.3
                                                    -------- ------
                Total.............................. $1,042.6 $982.1
                                                    ======== ======

--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Post-retirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees including those of the Company. Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $0.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. The plan is funded by contributions to a tax-exempt trust. The Company's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees (including those of the Company): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plan provides defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of the Company defined pension benefits based on years of service and final monthly salary upon death or retirement.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full- time U.S. employees who, depending on the plan, have worked for the Company 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employee's post-retirement plan will change such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of less than $0.1 million pre tax. Life insurance benefits for retirees are noncontributory for employees that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $0.2 million pre-tax.

The Company uses a December 31 measurement date for its pension and post-retirement plans.

Plan Cash Flows.

The Company expects to contribute between zero and $0.2 million to LNC's defined benefit pension plans in 2004. In addition, the Company expects to fund less than $0.1 million in 2004 for benefit payments for its post-retirement benefit plans.

401(k) and Profit Sharing Plans.
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees (including those of the Company). The Company's contribution to the 401(k) plans is equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as

Lincoln Life & Annuity Company of New York determined by LNC's Board of Directors. The Company's expense for the 401 (k) plan amounted to $0.2 million, $0.2 million, and $0.2 million in 2003, 2002 and 2001, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees including those of the Company who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, the Company agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. The Company makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of the Company's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $0.1 million, $0.1 million, and less than $0.1 million in 2003, 2002 and 2001, respectively. These expenses reflect both the Company's employer matching contributions of less than $0.1 million, as well as changes in the measurement of the Company's liabilities under these plans of $0.1 million, $0.1 million and $0.0 million for 2003, 2002 and 2001, respectively.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Company's total liabilities associated with these plans were $0.6 million and $0.4 million at December 31, 2003 and 2002, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. The Company awards under this plan for 2003 consisted of 2,795 performance share units that could result in the issuance of LNC shares. As of December 31, 2003, 2,795 performance share units were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Total compensation expense for the Company incentive plans involving performance vesting for 2003 was less than $0.1 million. All expense calculations for performance shares that were granted in 2003 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, the Company's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for its stock option incentive plans under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"), which is considered the preferable accounting method for stock based compensation. Previously, LNC accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and related interpretations. For more information, see Footnote 2 in the Notes to Financial Statements.

Total compensation expense for incentive plans involving stock options granted to the Company employees for 2003, 2002 and 2001 was $0.1 million, $0.0 million and $0.1 million, respectively.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income as determined in accordance with statutory accounting practices for the Company was $16.9 million, $16.6 million and $19.4 million for 2003, 2002 and 2001, respectively.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company was $251.0 million and $234.1 million for December 31, 2003 and 2002, respectively.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna, Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense, which resulted in a reduction of statutory earned surplus.

The Company is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by State of New York life insurance companies without 30 day notice to the Superintendent, who may disapprove. Dividends on Company stock are paid as declared by its Board of Directors. No dividends were declared in 2003, 2002 or 2001.

Marketing and Compliance Issues

Recently, there has been a significant increase in federal and state regulatory activity in the industry relating to numerous issues including market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. The Company, like many others in the industry, has received requests for information from the SEC and a subpoena from the New York Attorney General's Office seeking documentation and other information relating to these issues. The Company is in the process of responding to these requests and continues to cooperate fully with the regulators.

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. Management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the financial position of the Company.

Insurance Ceded and Assumed

The Company cedes insurance to other insurance companies. The portion of risks exceeding the company's retention limit is reinsured with other insurers. The Company seeks reinsurance coverage on life insurance issued to limit its liabilities. As of December 31, 2003, the Company's maximum retention was $0.5 million on a single insured. Portions of the Company's deferred annuity business have been reinsured on a Modco basis with other companies to limit the company's exposure to interest rate risks. At December 31, 2003, the reserves associated with these reinsurance arrangements totaled $14.7 million. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). The Company remains liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

As a result of indemnity reinsurance transactions entered into by the Company to purchase business from Aetna, Inc. and CIGNA Corporation insurance companies, the Company assumes insurance from these companies. Other amounts of insurance are assumed as a result of smaller purchases made by the Company.

Vulnerability from Concentrations

At December 31, 2003, the Company did not have a material concentration of financial instruments in a single investee, or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2003, 38.2% of such mortgages, or $55.9 million, involved properties located in California, Maryland, New York and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $3.9 million. Also at December 31, 2003, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial position. Because the Company sells insurance products only in the State of New York, the Company does have a material concentration of its business in that state. This concentration could make the Company vulnerable to legislative or other risks that might significantly impact the ability to do business in the State of New York. The Company is not aware of any significant risks as a result of this geographic concentration.

Other Contingency Matters

The Company is involved in various pending or threatened legal proceedings, arising from the conduct of business. In

Lincoln Life & Annuity Company of New York some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivative Instruments

Call Options on Bifurcated Remarketable Put Bonds.
The Company owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. The Company has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale.
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair value for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.
Fair values for these contracts are based on current settlement values. These values are based on industry standard models that are commercially available for put options. These models project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present-valued to arrive at the derivatives' current fair market values.

Other Investments, Cash and Invested Cash.
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.
The balance sheet captions, "Insurance Policy and Claim Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claim Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Investment Commitments.
Fair values for commitments to make investments in fixed maturity securities (primarily private placements) are based on

Lincoln Life & Annuity Company of New York the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.
Assets held in separate accounts are reported in the accompanying balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.


The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                       Carrying Value Fair Value Carrying Value Fair Value
                                                       -------------- ---------- -------------- ----------
                                                                           December 31
                                                       --------------------------------------------------
                                                            2003         2003         2002         2002
                                                       -------------- ---------- -------------- ----------
                                                                          (in millions)
                                                       --------------------------------------------------
Assets (liabilities):
  Securities available-for-sale
    Fixed maturities..................................    $2,020.0     $2,020.0     $1,886.1     $1,886.1
    Equity............................................         2.6          2.6           --           --
  Derivative instruments (asset)......................          --           --          0.5          0.5
  Mortgage loans on real estate.......................       145.8        155.8        121.7        134.3
  Policy loans........................................       161.6        174.5        161.9        174.7
  Other investments...................................         0.3          0.3          0.3          0.3
  Cash and invested cash..............................        36.4         36.4         15.2         15.2
Investment type insurance contracts:
  Deposit contracts and guaranteed interest contracts.     (954.4)...   (978.8).      (894.0)      (928.8)
Investment commitments................................          --         (0.1)          --          2.0
Derivative instruments (liability)....................        (0.3)        (0.3)          --           --

Total derivative instruments for 2003 are comprised of reinsurance related embedded derivatives of $(0.3) million in other liabilities on the balance sheet.

As of December 31, 2003 and 2002, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $33.2 million and $36.7 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information


The Company has two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in the State of New York. Lincoln Retirement distributes some of its products through the Company's wholesaling unit, Lincoln Financial Distributors ("LFD"), as well as the Company's retail unit, Lincoln Financial Advisors ("LFA"). In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products in the State of New York. The Life Insurance segment offers, universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

The Company reports operations not directly related to the business segments, unallocated corporate items (i.e., unallocated overhead expenses), LFA and LFD in "Other Operations".

Lincoln Life & Annuity Company of New York

Financial data by segment for 2001 through 2003 is as follows:

                                             Year Ended December 31
                                              2003     2002   2001
                                             ------   ------ ------
                                                (in millions)
                                             --------------------
               Revenue, Excluding Net
                Investment Income and Net
                Realized Loss on Investments
                and Derivative Instruments:
                 Lincoln Retirement......... $  8.2   $  6.7 $  7.5
                 Life Insurance.............   70.8     66.2   66.0
                 Other Operations...........    0.2      0.6    0.2
                                             ------   ------ ------
               Total........................ $ 79.2   $ 73.5 $ 73.7
                                             ======   ====== ======
               Net Investment Income:
                 Lincoln Retirement......... $ 65.9   $ 66.1 $ 65.7
                 Life Insurance.............   70.8     68.8   69.1
                 Other Operations...........    0.0      0.0    0.0
                                             ------   ------ ------
               Total........................ $136.7   $134.9 $134.8
                                             ======   ====== ======

                                         Year Ended December 31
                                        2003      2002      2001
                                      --------  --------  --------
                                              (in millions)
                                      ----------------------------
             Realized Loss on
              Investments and
              Derivative Instruments:
               Lincoln Retirement.... $    1.9  $   (6.4) $   (3.5)
               Life Insurance........      5.3      (4.9)     (1.1)
               Other Operations......      0.0       0.0       0.0
                                      --------  --------  --------
             Total................... $    7.2  $  (11.3) $   (4.6)
                                      ========  ========  ========
             Income before Federal
              Income Taxes and
              Cumulative Effect of
              Accounting Changes:
               Lincoln Retirement.... $    6.3  $    0.7  $    5.0
               Life Insurance........     38.5      29.2      26.1
               Other Operations......     (1.0)      0.5        --
                                      --------  --------  --------
             Total................... $   43.8  $   30.4  $   31.1
                                      ========  ========  ========
             Federal Income Tax
              Expense:
               Lincoln Retirement.... $    1.7  $    0.0  $    1.1
               Life Insurance........     12.9      10.1      10.1
               Other Operations......     (0.3)      0.2       0.0
                                      --------  --------  --------
             Total................... $   14.3  $   10.3  $   11.2
                                      ========  ========  ========
             Cumulative Effect of
              Accounting Changes:
               Lincoln Retirement.... $   (0.2) $    0.0  $    0.0
               Life Insurance........      0.0       0.0      (1.1)
               Other Operations......      0.0       0.0       0.0
                                      --------  --------  --------
             Total................... $   (0.2) $    0.0  $   (1.1)
                                      ========  ========  ========
             Net Income:
               Lincoln Retirement.... $    4.3  $    0.7  $    3.9
               Life Insurance........     25.7      19.1      15.0
               Other Operations......     (0.7)      0.3       0.0
                                      --------  --------  --------
             Total Net Income........ $   29.3  $   20.1  $   18.9
                                      ========  ========  ========

                                               December 31
                                      ----------------------------
                                        2003      2002      2001
                                      --------  --------  --------
                                              (in millions)
                                      ----------------------------
             Assets:
               Lincoln Retirement.... $1,705.3  $1,422.2  $1,324.3
               Life Insurance........  1,556.4   1,462.0   1,383.7
               Other Operations......     68.0      90.8      70.4
                                      --------  --------  --------
             Total Assets             $3,329.7  $2,975.0  $2,778.4
                                      ========  ========  ========

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 20,000 authorized, issued and outstanding shares of $100 par value common stock of the Company are owned by LNL.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                     December 31
                                                   2003      2002
                                                 --------  --------
                                                    (in millions)
                                                 ------------------
           Fair value of securities
            available-for-sale.................. $2,022.6  $1,886.1
           Cost of securities available-for-sale  1,911.4   1,783.2
                                                 --------  --------
           Unrealized gain......................    111.2     102.9
           Adjustments to deferred acquisition
            costs...............................    (44.4)    (36.9)
           Amounts required to satisfy
            policyholder commitments............     (3.6)     (3.4)
           Deferred income taxes................    (23.4)    (22.8)
                                                 --------  --------
           Net unrealized gain on securities
            available-for-sale.................. $   39.8  $   39.8
                                                 ========  ========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively on the balance sheet.

Details underlying the change in "Net Unrealized Gain on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Statements of Shareholder's Equity are as follows:

                                                 Year Ended December 31
                                                 2003    2002    2001
                                                 -----  -----   -----
                                                    (in millions)
                                                 ---------------------
            Unrealized gains on securities
             available-for-sale arising during
             the year........................... $20.1  $47.7   $24.9
            Less:
              Reclassification adjustment for
               gains (losses) included in net
               income/(1)/......................  19.5   (6.1)   (1.5)
              Less: Federal income tax expense
               on reclassification..............   0.6   20.0     9.2
                                                 -----  -----   -----
            Net unrealized gain on securities
             available-for-sale, net of
             reclassification and federal income
             tax expense........................ $ 0.0  $33.8   $17.2
                                                 =====  =====   =====

--------
/(1)/The reclassification adjustment for gains does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain on Derivative Instruments" component of other comprehensive income shown on the Statements of Shareholders' Equity was less than $0.1 million for 2003, 2002 and 2001. The 2001 Net Unrealized Gain on Derivative Instruments includes $0.1 million related to the transition adjustment recorded for the adoption of FAS 133.
--------------------------------------------------------------------------------
11. Restructuring Charges

During the first quarter of 2001, the Company recorded a restructuring charge in its Lincoln Retirement segment of $0.7 million $(1.0 million pre-tax). The objective of this restructuring plan is to consolidate the Syracuse, New York operations of the Company into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

2003 Restructuring Plan
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization is expected to significantly reduce operating expenses while positioning LNL for future growth and to take advantage of the recent market recovery. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations. The total Life and Retirement restructuring cost to the Company for 2003 was $0.3 million.

Lincoln Life & Annuity Company of New York

--------------------------------------------------------------------------------
12. Transactions with Affiliates


The Company's products are primarily distributed through affiliated organizations, LFA and LFD. Revenue is paid to these organizations based on business produced by them, and was $8.0 million, $8.8 million and $3.1 million in 2003, 2002, and 2001, respectively.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of the Company's general account investments. The management of these investments is priced on an "at cost" basis. The Company paid fees paid of $2.6 million, $2.0 million and $2.1 million to DMH for investment management services in 2003, 2002 and 2001, respectively.

The Company provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This resulted in net payments of $16.8 million, $13.5 million and $11.2 million in 2003, 2002 and 2001, respectively. The Company's related accounts payable to affiliates was $32.9 million and less than $1.0 million as of December 31, 2003 and 2002, respectively.

The Company cedes business to one affiliated company, LNL. The caption "Insurance Premiums", in the accompanying Statements of Operations has been reduced by $5.6 million, $4.9 million and $5.7 million for premiums paid on these contracts in 2003, 2002, and 2001, respectively. The captions "Insurance Policy and Claim Reserves" and "Contractholder Funds" have been reduced by $4.9 million and $4.7 million related to reserve credits taken on these contracts as of December 31, 2003 and 2002, respectively.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York as of December 31, 2003 and 2002, and the related statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities. Also, as discussed in Note 2 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization, and in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP
Fort Wayne, Indiana
March 31, 2004

           LINCOLN NEW YORK SEPARATE ACCOUNT N FOR VARIABLE ANNUITIES

                       REGISTRATION STATEMENT ON FORM N-4

                           PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

 (a) List of Financial Statements


     1.  Part A.
         The Table of Condensed Financial Information is included in Part A of this Registration Statement.


     2.  Part B.
         The following financial statements for the Variable Account are included in Part B of this Registration Statement:

         Statement of Assets and Liabilities--December 31, 2003
         Statement of Operations--Year ended December 31, 2003
         Statements of Changes in Net Assets--Years ended December 31, 2003 and 2002
         Notes to Financial Statements--December 31, 2003
         Report of Ernst & Young LLP, Independent Auditors


     3.  Part B.
         The following financial statements of Lincoln Life & Annuity Company of New York are included in Part B of this Registration
         Statement:

         Balance Sheets--Years ended December 31, 2003 and 2002

         Statements of Income--Years ended December 31, 2003, 2002, and 2001

         Statements of Shareholder's Equity--Years ended December 31, 2003,
           2002, and 2001

         Statements of Cash Flows--Years ended December 31, 2003, 2002, and 2001

         Notes to Financial Statements--December 31, 2003

         Report of Ernst & Young LLP, Independent Auditors

Item 24.                          (Continued)

(b)  List of Exhibits

(1)(a) Resolution of the Board of Directors and Memorandum authorizing establishment of Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed December 30, 1999.

   (c) Amendment No. 2 to the Certain Memorandum incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-37982) filed on September 8, 2000.

(2)    None.


(3)(a) Amended and Restated Principal Underwriting Agreement--Lincoln Financial Advisors/Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed December 30, 1999.

       (i) Amendment to Amended and Restated Principal Underwriting agreement--Lincoln Financial Advisors/Lincoln Life & Annuity
           Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-83718) filed on May 24, 2002.


   (b) Wholesaling Agreement between Lincoln Life & Annuity Company of New York, Lincoln Financial Advisors, and Delaware Distributors, L.P. incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-93875) filed on April 18, 2001.

       (1) Amendment to Wholesaling Agreement incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-93875) filed on April 18, 2001.

   (c) Standard Selling Group Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on
       April 27, 2000.

   (d) Selling Group Agreement for ChoicePlus Assurance.

   (e) ChoicePlus Selling Agreement NY (11/03).

(4)(a) ChoicePlus II Bonus Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-91182) filed on September 18, 2002.

   (b) Persistency Credit Rider incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-91182) filed on September 18, 2002.

   (c) Bonus Credit Rider incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-91182)filed on September 18, 2002.

   (d) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17, 2003.

   (e) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17, 2003.

   (f) Variable Annuity Income Rider-Q incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17, 2003.

   (g) Variable Annuity Income Rider-NQ incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17, 2003.

   (h) NY Principal Security Benefit (GMWB) Rider (34793NNY) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-91182) filed on September 23, 2003.

   (i) ChoicePlus Assurance (Bonus) Variable Annuity Contract (30070BN5).

   (j) ChoicePlus Assurance (Bonus) Contract Specs (CDNYCPAN).

   (k) ChoicePlus II Bonus Contract Specs (CDNYCP2N).

   (l) DCA Fixed Account Allocations (NYNGV).

(5)(a) ChoicePlus II Bonus Application.

   (b) ChoicePlus Assurance (Bonus) Application.

(6) Articles of Incorporation and Bylaws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-10863) filed on August 27, 1996.

(7)    Not applicable.


(8)(a) Form of Service Agreement between Lincoln Life & Annuity Company of New York and Delaware Management Holdings, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on April 27, 2000.

       (1) Amendment to Service Agreement incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 9, 2002.

   (b) Administrative Services Agreement between Lincoln Life & Annuity Company of New York and Lincoln National Life Insurance Company dated 1-1-98 incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-38007) filed on
       October 11, 1999.

   (c) Participation Agreement by and between AIM Variable InsuranceFunds, Inc., and Lincoln Life & Annuity Company of New York.

   (d) Participation Agreement between Lincoln Life & Annuity Company of New York and Alliance Variable Products Series Fund.

   (e) Fund Participation Agreement between Lincoln Life & Annuity Company of New York, and Capital Research and Management Company.

   (f) Fund Participation Agreement by and between BT Insurance Funds Trust (now known as Deutsche Asset Management VIT Funds), and Lincoln Life & Annuity Company of New York.

   (g) Participation Agreement between Delaware Group Premium Fund Inc., and Lincoln Life & Annuity Company of New York.

   (h) Participation Agreements between Fidelity Variable Insurance Products Funds, and Lincoln Life & Annuity Company of New York.

   (i) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, and Lincoln Life & Annuity Company of New York.

   (j) Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust.

   (k) Participation Agreement between MFS Variable and Lincoln Life & Annuity Company of New York.

   (l) Fund Participation Agreement between Janus Aspen Series and Lincoln Life & Annuity Company of New York.

   (m) Fund Participation Agreement by and between Neuberger&Berman Advisors Management Trust, and Lincoln Life & Annuity Company of New York.

   (n) Participation Agreement between Putnam Variable Trust, and Lincoln Life & Annuity Company of New York.

(9) Opinion and consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being registered incorporated herein by reference to Post-Effective Amendment No. 3
       (File No. 333-91182) filed April 17, 2003.

(10)   Consent of Ernst & Young LLP, Independent Auditors.


(11)   Not applicable.

(12)   Not applicable.


(13)   Not applicable.

(14)   Not applicable.

(15) Organizational Chart of the Lincoln National Insurance Holding Company System.


(16)   Power of Attorney.

Item 25.

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

                                          Positions and Officers with
                                         Lincoln Life & Annuity Company
Name                                              of New York
----                                     ------------------------------
John H. Gotta****                        President, Director and Assistant Secretary
Janet Chrzan**                           2nd Vice President and Chief Financial Officer
Gary Parker****                          2nd Vice President and Director
Robert O. Sheppard*                      2nd Vice President and General Counsel
Christine Frederick****                  Assistant Vice President
Eldon J. Summers**                       Treasurer
Rise C.M. Taylor**                       2nd Vice President and Assistant Treasurer
C. Suzanne Womack***                     Secretary

*     Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY
      13202
**    Principal business address is 1300 S. Clinton Street, Fort Wayne, IN 46802
*** Principal business address is Center Square West Tower, 1500 Market Street, Suite 3900, Philadelphia, PA 19102-2112
****  Principal business address is 350 Church Street, Hartford, CT 06103

Item 26.

                     PERSONS CONTROLLED BY OR UNDER COMMON
                   CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See Exhibit 15: The Organizational Chart of The Lincoln National Insurance Holding Company System.


Item 27.

                           NUMBER OF CONTRACT OWNERS


     As of February 27, 2004, there were 1,847 contractowners under Lincoln New York Variable Annuity Account N.



Item 28.

                         INDEMNIFICATION--UNDERTAKING

(a)  Brief description of indemnification provisions.

     In general, Article VII, Section 2, of the By-Laws of Lincoln Life & Annuity Company of New York (LNY) provides that LNY will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNY, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNY. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNY in connection with suits by, or in the rights of LNY.

     Please refer to Article VII of the By-Laws of LNY (Exhibit No. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                       Principal Underwriter


     (a) Lincoln Financial Advisors Corporation also currently serves as Principal Underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) OFFICERS AND DIRECTORS

NAME & TITLE             BUSINESS ADDRESS

Robert W. Dineen*        Chief Executive Officer, President and Director
Matthew E. Lynch**       Senior Vice President, Chief Financial and
                           Administrative Officer and Director
Susan J. Scanlon**       Vice President and Chief Compliance Officer
Frederick Crawford***    Vice President and Treasurer
Joyce L. Byrer****       Secretary
Lucy D. Gase****         Vice President, Assistant Secretary and Director

* Principal Business address is 2005 Market Street, 34th Floor, Philadelphia, PA 19103
**     Principal Business address is 350 Church Street, Hartford, CT 06103
*** Principal Business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102
****   Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

(c)  N/A




Item 30.  Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Delaware Management Holdings Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 to provide accounting services for the VAA.

Item 31.  Management Services

Not Applicable.

Item 32

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 21st day of April, 2004.

                              LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES (Registrant)
                              Lincoln ChoicePlus II Bonus & Lincoln ChoicePlus Assurance (Bonus)

                              By: /s/ Rise' C. M. Taylor
                                  ---------------------------------------------
                                  Rise' C. M. Taylor
                                  2nd Vice President, Lincoln Life & Annuity
                                  Company of New York
                                  (Title)

                              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Depositor)

                              By: /s/ Janet Chrzan
                                  ---------------------------------------------
                                  Janet Chrzan
                                  (Signature-Officer of Depositor)
                                  2nd Vice President, Lincoln Life & Annuity
                                  Company of New York
                                  (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 21, 2004.

Signature                               Title
---------                               -----
*                                       President and Director
-----------------------------           (Principal Executive Officer)
John H. Gotta

*                                       Second Vice President and Chief
-----------------------------           Financial Officer
Janet Chrzan                            (Principal Financial Officer and
                                        Principal Accounting Officer)


*                                       Director
-----------------------------
J. Patrick Barrett

*                                       Director
-----------------------------
Robert D. Bond

*                                       Director
-----------------------------
Jon A. Boscia

*                                       Director
-----------------------------
Donna D. DeRosa

*                                       Director
-----------------------------
Barbara S. Kowalczyk

*                                       Director
-----------------------------
M. Leanne Lachman

*                                       Director
-----------------------------
Louis G. Marcoccia

*                                       Director
-----------------------------
Gary W. Parker

*                                       Director
-----------------------------
Ron J. Ponder

*                                       Director
-----------------------------
Jill S. Ruckelshaus

*                                       Director
-----------------------------
Todd R. Stephenson

*                                       Director
-----------------------------
Richard C. Vaughan

* /s/ Rise' C. M. Taylor,               pursuant to a Power of Attorney
  ---------------------------
Rise' C. M. Taylor